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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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Dynegy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dynegy Inc. 601 Travis, Suite 1400 Houston, Texas 77002	Pat Wood III Chairman of the Board

ANNUAL MEETING—May 20, 2016

March 31, 2016

To our stockholders:

It is my pleasure to invite you to attend the 2016 Annual Meeting of stockholders of Dynegy Inc., which will be held on May 20, 2016, at 10:00 a.m., Central Time. You will be able to attend the 2016 Annual Meeting, vote, and submit your questions during the meeting via live webcast through the link www.virtualshareholdermeeting.com/DYN16. You will need the control number included with these proxy materials to attend the Annual Meeting. Only persons who were stockholders of record at the close of business on March 22, 2016 are entitled to notice of, and to vote at, the Annual Meeting.

We intend to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders over the internet. We believe that these rules allow us to provide our stockholders with the information they desire while lowering costs of delivery and reducing the environmental impact.

As Dynegy stockholders, your vote is important; please vote your shares as soon as possible.    You may vote your shares by internet or telephone (or, if you received a printed set of materials by mail, by returning the accompanying proxy card). Voting in advance of the meeting will not deprive you of your right to participate in the virtual meeting and to vote your shares during the live webcast if you so choose.

Sincerely,

Pat Wood III
 Chairman of the Board

Dynegy Inc. 601 Travis, Suite 1400 Houston, Texas 77002

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

Meeting Date:	May 20, 2016
Time:	10:00 a.m. (Central)
Via live webcast:	www.virtualshareholdermeeting.com/DYN16
You will need the control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable).

ITEMS OF BUSINESS:

1.
To elect seven directors to serve until the 2017 Annual Meeting of Stockholders;
2.
To approve, on an advisory basis, the compensation of Dynegy's named executive officers as described in this proxy statement;
3.
To act upon a proposal to approve amendments to our 2012 Long Term Incentive Plan; and
4.
To act upon a proposal to ratify the appointment of Ernst & Young LLP as Dynegy's independent registered public accountants for the fiscal year ending December 31, 2016.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

The close of business on March 22, 2016 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any reconvened meeting after an adjournment or postponement of the meeting.

You are cordially invited to attend the meeting. PLEASE VOTE AS SOON AS POSSIBLE.

By Order of the Board of Directors,

Kelly D. Tlachac
 Corporate Secretary

March 31, 2016

PROXY SUMMARY INFORMATION

This summary is included to provide an introduction and overview of the information contained in this proxy statement. This is a summary only and does not contain all of the information we have included in our 2016 proxy statement. You should refer to the full Proxy Statement that follows for more information about us and the proposals you are being asked to consider.

2015 BUSINESS HIGHLIGHTS

•
Achieved 2015 Guidance range for Adjusted EBITDA and Free Cash Flow

•
Completed the EquiPower and Duke acquisitions in April 2015

•
Announced a $250 million share repurchase program in August 2015 and completed ahead of schedule in November

•
Completed environmental compliance five-year cost estimates, implementation plans and timeline for cooling water intakes, or 316(b), effluent limitation guidelines, or ELG, and coal combustion residuals, or CCR

•
Continue to be on track to achieve coal combustion by-products, or CCB, re-use target of 100% by 2020

•
Each of the six combined cycle gas turbine, or CCGT, facilities in PJM Interconnection, LLC, or PJM, set annual production records

•
Achieved $155 million in transaction synergies for the EquiPower and Duke acquisitions

•
Successfully cleared volumes in the PJM auctions that will provide capacity revenues in excess of $1.6 billion

•
Re-commissioned 225MW of previously mothballed combustion turbines at Joppa

EXECUTIVE COMPENSATION

Our executive compensation program reflects a fundamental belief that rewards should be competitive, both in elements and amount, with the broad labor market in which we compete for executive talent and commensurate with the Company's and the individual executive's performance.

•
Pay for Performance—Our total compensation for each individual provides reasonable upside potential for exceptional performance; as well as risk of no payment, with respect to incentive compensation, when performance objectives are not achieved. Our variable pay programs are designed as forward-looking incentives that reflect individual and corporate performance during the year under review.

•
Alignment with Stockholder Value—Our LTI awards encourage share price improvement and a strong link to stockholder interests. Our compensation programs are designed and administered to maximize stockholder value.

•
Market Competiveness—Our overall compensation strategy recognizes that attraction and retention of key talent is critical to the attainment of our stated business goals and objectives and to the creation of value for our stockholders.
2016 Proxy Statement i

Proxy Summary Information

Executive Compensation	Corporate Governance Highlights

The mix of pay across base salary, short-term incentive and long-term incentive awards are most heavily weighted towards at-risk pay, aligning performance with stockholder value.	Our practices include a number of policies and structures that we believe are "best practices" including: • Separation of Chairman of the Board and Chief Executive Officer positions;
CEO Total Target Compensation

•

Regular meetings of our non-management and independent directors;

•

Policies prohibiting pledging and hedging transactions involving our common stock by directors and executive officers;

•

Stock ownership guidelines applicable to directors and officers;

•

Elimination of employment agreements, except for the
CEO;

All Other NEOs Total Target Compensation

•

Majority voting policy;

•

No excise tax gross-ups;

•

Change in control and severance benefits that are subject to "double trigger;"

•

An independent executive compensation consultant hired by and reporting to the Compensation and Human Resources Committee; and

•

Clawback mechanism in place for incentive awards.

PROPOSALS FOR STOCKHOLDER ACTION

		For More Information	Board Recommendation

Proposal 1: Election of Directors		Page 16	✓ For
Pat Wood III Paul M. Barbas Richard L. Kuersteiner John R. Sult	Hilary E. Ackermann Robert C. Flexon Jeffrey S. Stein

Proposal 2: Advisory Vote on our 2015 Executive Compensation		Page 63	✓ For

Proposal 3: Approval of Amendments to our 2012 Long Term Incentive Plan		Page 67	✓ For

Proposal 4: Ratification of Independent Registered Public Accountants for 2016		Page 85	✓ For

ii 2016 Proxy Statement

Proxy Summary Information

ANNUAL MEETING INFORMATION

Time and Date:	10:00 a.m. (CT) on Friday, May 20, 2016
Virtual Meeting:	Live webcast through the link www.virtualshareholdermeeting.com/DYN16		You will need the control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable).
Record Date:	March 22, 2016

Voting Methods:
	Attending the meeting via live webcast	Submitting your proxy by internet ( http://www.proxyvote.com) or telephone 1-800-690-6903	If you request a printed copy of the proxy materials, completing, signing, dating and returning the proxy card in the envelope provided	Scanning this QR code to access the voting site from your mobile device
Requesting Copies of Materials:
Current and prospective investors can also access or order free copies of our Annual Report, proxy statement, Notice and other financial information through the Investor Relations section of our web site at www.dynegy.com, by calling 713-507-6400 or by writing to Investor Relations Department, Dynegy Inc., 601 Travis, Suite 1400, Houston, Texas 77002.

2016 Proxy Statement iii

PROXY STATEMENT

GENERAL INFORMATION

Why am I receiving these materials?

The Board of Directors of Dynegy Inc., or the Board, has made these materials available to you over the internet, or has delivered printed versions of these materials to you by mail, in connection with the Board's solicitation of proxies for use at the 2016 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting is scheduled to be held on Friday, May 20, 2016 at 10:00 a.m., Central Time, via live webcast through the link www.virtualshareholdermeeting.com/DYN16. You will need the control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable). This solicitation is for proxies for use at the Annual Meeting or at any reconvened meeting after an adjournment or postponement of the Annual Meeting.

What is included with these materials?

These materials include our proxy statement for the Annual Meeting and our 2015 Annual Report to Stockholders, or Annual Report, which includes our audited consolidated financial statements. If you received printed versions of these materials, a proxy card for the Annual Meeting is also included.

What items will be voted on at the Annual Meeting?

There are four items that will be voted on at the Annual Meeting:

1.
The election of seven directors to serve until the 2017 Annual Meeting of Stockholders;

2.
A proposal to approve, on an advisory basis, the compensation of Dynegy's named executive officers as described in this proxy statement;

3.
A proposal to approve amendments to our 2012 Long Term Incentive Plan; and

4.
A proposal to ratify the appointment of Ernst & Young LLP as Dynegy's independent registered public accountants for the fiscal year ending December 31, 2016.

Additionally, if needed, the stockholders may act upon any other matters that may properly come before the meeting (including a proposal to adjourn the meeting to solicit additional proxies) or any reconvened meeting after an adjournment or postponement of the meeting.

What are the Board's voting recommendations?

The persons named as proxies were designated by the Board. Any proxy given pursuant to this solicitation and received prior to the Annual Meeting will be voted as specified in the proxy card. If you return a properly executed proxy card but do not mark any voting selections, then your proxy will be voted as follows in accordance with the recommendations of the Board:

•
Proposal 1— FOR the election of seven directors to the Board;

•
Proposal 2— FOR approval of the compensation of Dynegy's named executive officers described in this proxy statement;

•
Proposal 3— FOR approval of the amendments to our 2012 Long Term Incentive Plan; and

•
Proposal 4— FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accountants.
2016 Proxy Statement 1

General Information

Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to the rules adopted by the Securities and Exchange Commission, or SEC, we are providing electronic access to our proxy materials over the internet. Accordingly, we sent a Notice of Internet Availability of Proxy Materials, or Notice, to our stockholders of record and beneficial owners, which was first mailed on or about March 31, 2016. Instructions on how to access the proxy materials over the internet are included in the Notice.

Stockholders may also request via the internet to receive a printed set of the proxy materials at www.proxyvote.com, by sending an email to sendmaterial@proxyvote.com, or calling 1-800-579-1639. In addition, stockholders may request via the internet, telephone or by email to receive proxy materials in printed form on an ongoing basis.

Current and prospective investors can also access or order free copies of our Annual Report, proxy statement, Notice and other financial information through the Investor Relations section of our web site at www.dynegy.com, by calling 713-507-6400 or by writing to Investor Relations Department, Dynegy Inc., 601 Travis, Suite 1400, Houston, Texas 77002.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•
View proxy materials for the Annual Meeting on the internet; and

•
Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it. Internet/telephone voting for the Annual Meeting will close at 11:59 p.m., Eastern Time, on May 19, 2016.

Why did I only receive one set of materials when there is more than one stockholder at my address?

If two or more stockholders share one address, each such stockholder may not receive a separate copy of our Annual Report, proxy statement or Notice. Stockholders who do not receive a separate copy of our Annual Report, proxy statement or Notice and want to receive a separate copy may request to receive a separate copy of, or additional copies of, our Annual Report, proxy statement or Notice via the internet, email or telephone as outlined above. Stockholders who share an address and receive multiple copies of our Annual Report, proxy statement or Notice may also request to receive a single copy by following the instructions above.

What is the quorum requirement for the Annual Meeting?

Under our bylaws, a quorum is a majority of the outstanding shares of our common stock entitled to vote at the meeting, represented in person (through internet access) or by proxy. Abstentions and broker non-votes shall be counted in determining that a quorum is present for the meeting.

2 2016 Proxy Statement

General Information

Where is the Annual Meeting?

You are invited to attend the Annual Meeting online through the link www.virtualshareholdermeeting.com/DYN16. The Control Number provided on your Notice or proxy card is necessary to access this site.

As of the record date, March 22, 2016, there were outstanding 117,240,697 shares of common stock.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by us.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

If I am a stockholder of record of Dynegy's shares, how do I vote?

If you are a stockholder of record you may vote by proxy over the internet by following the instructions provided in the Notice, by telephone, or, if you received printed copies of the proxy materials, you may also vote by mail. You may also vote at the Annual Meeting through the link www.virtualshareholdermeeting.com/DYN16. The Control Number provided on your Notice or proxy card is necessary to access this site. Please vote as soon as possible.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, please refer to the Notice, proxy card, or voting information form forwarded to you by your broker or other nominee to see what voting options are available to you. Please vote as soon as possible.

What happens if I do not give specific voting instructions?

Stockholder of Record.    If you are a stockholder of record and you:

•
indicate when voting on the internet or by telephone that you wish to vote as recommended by our Board; or

•
if you sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by our Board on Proposals 1-4 in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name; "Broker Non-Votes."    If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange, or NYSE, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present for that matter, but will not otherwise be counted.

2016 Proxy Statement 3

General Information

For example, please note that brokers may not vote your shares on the election of directors, the proposal regarding named executive officer compensation or the proposal regarding amendments to our 2012 Long Term Incentive Plan in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

Which ballot measures are considered "routine" or "non-routine"?

Proposal 4 (Ratification of Appointment of Independent Registered Public Accountants) involves a matter that we believe will be considered routine.

Proposal 1 (Election of Directors), Proposal 2 (Approval of Compensation of our Named Executive Officers) and Proposal 3 (Approval of Amendments to our 2012 Long Term Incentive Plan) involve matters that we believe will be considered non-routine.

How are abstentions and broker non-votes treated?

For the purpose of determining whether a quorum is present, abstentions and broker non-votes shall be counted in determining the number of outstanding shares represented in person (through internet access) or by proxy for each matter.

For each "non-routine" proposal, including whether the stockholders have elected the seven director nominees, broker non-votes are not counted. Please note that brokers may not vote your shares on the election of directors, the proposal regarding named executive officer compensation or the proposal regarding amendments to our 2012 Long Term Incentive Plan in the absence of your specific instructions as to how to vote. Please provide your broker with voting instructions as soon as possible so that your vote can be counted. You cannot abstain in the election of directors—you can only vote FOR the director nominees or WITHHOLD VOTES for such nominees.

For each proposal other than the election of directors an abstention will have the same effect as a vote AGAINST such proposal.

4 2016 Proxy Statement

General Information

What is the voting requirement to approve each of the proposals?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1—	Election of seven directors to serve until the 2017 Annual Meeting of Stockholders	Seven persons have been nominated by the Board for election to serve as directors for one-year terms.

The holders of our common stock are entitled to vote on the election of the directors. The directors are elected by a plurality of the shares of common stock represented in person (through internet access) or by proxy and entitled to vote on the election of directors, subject to our majority voting policy discussed below. This means that the seven individuals nominated for election to the Board who receive the most FOR votes among votes properly cast in person (through internet access) or by proxy will be elected. Each holder of our common stock is entitled to one vote for each share held and does not have cumulative voting rights.

Only FOR or WITHHELD votes are counted in determining whether a plurality has been cast in favor of a director nominee. You cannot abstain in the election of directors and broker non-votes are not counted. A WITHHELD vote will have the same effect as a vote AGAINST the election of a director nominee under our majority voting policy, which is described below.

Majority voting policy: In an uncontested election, any director nominee who receives a greater number of votes WITHHELD for his or her election than votes FOR such election must offer his or her resignation to the Board promptly following certification of the stockholder vote. The Corporate Governance and Nominating Committee, or Nominating Committee, is required to recommend to the Board whether such offered resignation should be accepted or rejected. The Board will determine whether to accept or reject the resignation offer and will promptly disclose its decision making process and decision regarding an offered resignation in a document furnished to or filed with the SEC. Please read our Amended and Restated Corporate Governance Guidelines posted in the "Corporate Governance" section of our web site at www.dynegy.com for more information regarding our majority voting policy.
2016 Proxy Statement 5

General Information

Proposal 2—	Act upon a proposal to approve, on an advisory basis, the compensation of Dynegy's named executive officers as described in this proxy statement
The affirmative vote of a majority of the shares of common stock represented in person (through internet access) or by proxy at the meeting and entitled to vote is required to approve, on an advisory basis, the compensation of Dynegy's named executive officers. Each holder of our common stock is entitled to one vote for each share held. Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not counted.
Proposal 3—	Act upon a proposal to approve amendments to our 2012 Long Term Incentive Plan
The affirmative vote of a majority of the votes cast is required to approve the proposal to approve amendments to our 2012 Long Term Incentive Plan. Each holder of our common stock is entitled to one vote for each share held. Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not counted.
Proposal 4—	Ratification of the appointment of Ernst & Young LLP as Dynegy's independent registered public accountants for the fiscal year ending December 31, 2016
The affirmative vote of a majority of the shares of common stock represented in person (through internet access) or by proxy at the meeting and entitled to vote is required to ratify the choice of independent registered public accountants. Each holder of our common stock is entitled to one vote for each share held. Abstentions will have the same effect as a vote AGAINST this proposal.

May I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by:

•
Executing and submitting a revised proxy (including a telephone or internet vote, which must be received by 11:59 p.m., Eastern Time, on May 19, 2016);

•
Sending written notice of revocation to our Corporate Secretary at the address provided below (which must be received by 11:59 p.m., Eastern Time, on May 19, 2016); or

•
Voting at the Annual Meeting through the link www.virtualshareholdermeeting.com/DYN16. The Control Number provided on your Notice or proxy card is necessary to access this site.

In the absence of a revocation, shares represented by proxies will be voted at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Dynegy or to third parties, except:

•
As necessary to meet applicable legal requirements;

•
To allow for the tabulation and certification of votes; and

•
To facilitate a proxy solicitation.

Who is paying the cost of this proxy solicitation?

We will bear the cost of soliciting proxies. Proxies may be solicited by mail or facsimile, or by our directors, officers or employees, without extra compensation, in person or by telephone. We have retained Morrow & Co., LLC, 470 West Ave. Stamford, Connecticut 06902, to assist in the solicitation of proxies for a fee of approximately $9,000 plus out-of-pocket expenses and telephone solicitation expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of our common stock.

6 2016 Proxy Statement

General Information

What if I have questions about the proposals?

Questions concerning the proposals to be acted upon at the Annual Meeting should be directed to:

Dynegy Inc.
Attention: Investor Relations Department
601 Travis, Suite 1400, Houston, Texas 77002
713.507.6400

OR

Morrow & Co., LLC
470 West Ave.
Stamford, CT 06902
1.800.662.5200

How can I find out if I am a stockholder of record entitled to vote?

For a period of at least ten days before the Annual Meeting, a complete list of stockholders of record entitled to vote at the Annual Meeting will be available during ordinary business hours at our principal executive office, 601 Travis Street, Suite 1400, Houston, TX 77002, for inspection by stockholders of record for proper purposes. The list of stockholders will also be available at the Annual Meeting through the link www.virtualshareholdermeeting.com/DYN16. The Control Number provided on your Notice or proxy card is necessary to access this site.

2016 Proxy Statement 7

REFERENCES TO DYNEGY AND COMMON STOCK

Unless otherwise indicated, references to "Dynegy," the "Company," "we," "our," and "us" in the biographical and compensation information for directors and executive officers below refers to Board membership, employment and compensation with respect to Dynegy Inc.

INCORPORATION BY REFERENCE

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Exchange Act, the sections of this proxy statement entitled "Compensation and Human Resources Committee Report" and "Audit Committee Report" will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Information contained on or connected to our web site is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or any other filing that we make with the SEC.

8 2016 Proxy Statement

CORPORATE GOVERNANCE

GOVERNANCE DOCUMENTS

The following governance documents are posted in the "Corporate Governance" section of our web site at www.dynegy.com and are available upon request to our Corporate Secretary:

•
Third Amended and Restated Certificate of Incorporation;

•
Sixth Amended and Restated Bylaws;

•
Corporate Governance Guidelines;

•
Code of Business Conduct and Ethics;

•
Code of Ethics for Senior Financial Professionals;

•
Related Party Transactions Policy;

•
Complaint and Reporting Procedures for Accounting and Auditing Matters (Whistleblower Policy);

•
Policy for Communications with Directors;

•
Audit Committee Charter;

•
Compensation and Human Resources Committee Charter;

•
Corporate Governance and Nominating Committee Charter; and

•
Finance and Commercial Oversight Committee Charter.

CORPORATE GOVERNANCE GUIDELINES

Our Corporate Governance Guidelines govern the qualifications and conduct of the Board. The Corporate Governance Guidelines address, among other things:

•
Our prohibition against directors and executive officers holding our securities in a margin account or pledging our securities, absent Company approval;

•
Our prohibition against directors and executive officers engaging in any hedging transaction with respect to our securities held by them;
•
The independence and other qualifications of our Board members, with respect to which we require that at least 75% of our Board members be independent of Dynegy and our management;

•
The requirement that any director nominee in an uncontested election who receives a greater number of votes "withheld" for his or her election than votes "for" such election must offer his or her resignation to the Board;

•
The separation of Chairman of the Board, or Chairman, and Chief Executive Officer positions;

•
The regular meetings of our non-management and independent directors;

•
The nomination of persons for election to our Board;

•
The evaluation of performance of our Board and its committees;

•
Our expectation that our Board members will attend all annual stockholder meetings;

•
Compensation of our Board and stock ownership guidelines for non-management directors;

•
The approval of the compensation of the Chief Executive Officer;

•
The review of development and succession plans for the Chief Executive Officer and other executive officers; and

•
The review of performance based compensation of our senior executives following a restatement that impacts the achievement of performance targets relating to that compensation.
2016 Proxy Statement 9

Corporate Governance

CODE OF BUSINESS CONDUCT AND ETHICS

Our Code of Business Conduct and Ethics applies to all of our directors, officers and employees. The key principles of this code include acting legally and ethically, notifying appropriate persons upon becoming aware of issues, obtaining confidential advice and dealing fairly with our stakeholders.

CODE OF ETHICS FOR SENIOR FINANCIAL PROFESSIONALS

Our Code of Ethics for Senior Financial Professionals applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and other designated senior financial professionals. The key principles of this code include acting legally and ethically, promoting honest business conduct and providing timely and meaningful financial disclosures to our stockholders.

COMPLAINT AND REPORTING PROCEDURES FOR ACCOUNTING AND AUDITING MATTERS

Our Complaint and Reporting Procedures for Accounting and Auditing Matters provide for (1) the receipt, retention and treatment of complaints, reports and concerns regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters, in each case relating to Dynegy. Complaints may be made through a toll free "Integrity Helpline" telephone number, operated by an independent third party, and a dedicated email address. Complaints received are logged by the Ethics and Compliance Office, communicated to the chairman of our Audit Committee and investigated, under the supervision of our Audit Committee, by our Internal Audit department or Ethics and Compliance Office. In accordance with applicable law, these procedures prohibit us from taking adverse action against any person submitting a good faith complaint, report or concern.

POLICY FOR COMMUNICATIONS WITH DIRECTORS

Our Policy for Communications with Directors provides a means for stockholders and other interested parties to communicate with the Board. Under this policy, stockholders and other interested parties may communicate with the Board or specific members of the Board by sending a letter to Dynegy Inc., Communications with Directors, Attn: Corporate Secretary, Dynegy Inc., 601 Travis, Suite 1400, Houston, Texas 77002.

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

As detailed in our Corporate Governance Guidelines, Board members are requested and encouraged to attend the Annual Meeting. All of the members of the Board then in office attended last year's annual meeting held on June 3, 2015.

BOARD RISK OVERSIGHT

The Board has ultimate responsibility for protecting stockholder value. Among other things, the Board is responsible for understanding the risks to which we are exposed, approving management's strategy to manage these risks, establishing policies that monitor and manage defined risks and measuring management's performance against the strategy. The Board's oversight responsibility for managing risk is detailed in our Risk Policy Statement.

The Risk Policy Statement provides a structure around risk and defines the risks that we accept in the normal course of business. The Risk Policy Statement, in some instances, requires that separate policy documentation be in place including Interest Rate Risk and Investment Policy, Disclosure Controls and Procedures Policy, Risk Management and Insurance Policy, Credit Risk Policy, Investment Policy (Employee Benefit Plans), and Commodity Risk Policy. Although not mandated by the Risk Policy Statement, our Delegation of Authority policy and the Code of Business Conduct and Ethics are complementary and critical to the risk management process. Our Executive Management Team is responsible for managing the above risks and reports on such

10 2016 Proxy Statement

Corporate Governance

matters to the applicable Board committees. Further, our Ethics and Compliance Office reports functionally to the Audit Committee Chairman and meets regularly with the Audit Committee. The Risk Policy Statement can be amended with the approval of our Audit Committee on behalf of the Board.

The Audit Committee oversees the risks associated with the integrity of our financial statements and our compliance with legal and regulatory requirements. In addition, the Audit Committee discusses policies with respect to risk assessment and risk management, including major financial risk exposure and the steps management has taken to monitor and control such exposures. The Audit Committee reviews with management, internal auditors, and external auditors the accounting policies, the system of internal control over financial reporting and the quality and appropriateness of disclosure and content in the financial statements or other external financial communications. The Audit Committee also performs oversight of the business ethics and compliance program, reviews the programs and policies designed to assure compliance with our Code of Business Conduct and Ethics and applicable laws and regulations and monitors the results of the compliance efforts.

The Compensation and Human Resources Committee, or Compensation Committee, oversees risks primarily associated with our ability to attract, motivate and retain quality talent, particularly executive talent, and disclosure of our executive compensation philosophies, strategies and activities. As part of our ongoing formal process for assessing and monitoring risk related to our compensation programs and for reviewing certain policies to ensure that the appropriate controls exist to mitigate any identified risk, the Compensation Committee conducted a risk assessment in 2015 to reaffirm that our incentive programs do not encourage excessive risk-taking. This involved a review of a set of risk assessment considerations related to our short-term incentive, or STI, and long-term incentive, or LTI, programs.

Following this review, the Compensation Committee concluded that our incentive programs collectively foster cooperation and focus award opportunities on measures that are aligned with our business strategy and the interests of our stockholders and do not encourage excessive risk-taking behaviors.

The Nominating Committee oversees risks primarily associated with our ability to attract, motivate and retain quality directors, and our corporate governance programs and practices and our compliance therewith. Additionally, the Nominating Committee evaluates the performance of the Board, its committees and management annually and considers risk management effectiveness as part of their evaluation.

The Finance and Commercial Oversight Committee, or Finance Committee, oversees risks primarily with respect to oversight of our capital structure, financing and treasury matters and oversight of management's process for the identification, evaluation and mitigation of our financial and commercial related risks. Further, as part of their risk assessment responsibility, the Finance Committee oversees our commodity risk monitored by our risk control group and receives regular reporting regarding commodity risk management effectiveness.

The full Board oversees risks primarily associated with our commercial and operating performance and our environmental, health and safety performance. The full Board also receives quarterly updates from all Board committees, and they provide guidance to individual committee activities as appropriate.

BOARD LEADERSHIP STRUCTURE; SEPARATION OF POSITIONS OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

As discussed in our Corporate Governance Guidelines, the Board believes the position of Chairman should be held by a non-management director and not the Chief Executive Officer. Mr. Flexon, as President and Chief Executive Officer, is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while Mr. Wood, as Chairman, provides overall leadership to the Board in its oversight function. As such, he serves as the presiding director of executive sessions of the non-management and independent directors.

2016 Proxy Statement 11

Corporate Governance

STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines for directors, members of the executive management team and other officers. We believe that a significant ownership stake by directors and officers leads to a stronger alignment of interests between directors, officers and stockholders. These guidelines, which were developed with the assistance of an independent compensation consultant, support our corporate governance focus and provide further alignment of interests among our directors and executive officers and stockholders.

Directors

Each non-management director is expected to own a meaningful amount of Dynegy common stock; specifically, it is expected that within three years of joining the Board, a non-management director shall own at least the number of shares equivalent to three times their annual cash retainer. For purposes of this guideline: (1) each share of common stock owned on any date (a "measuring date") by a director shall be deemed to have a value equal to the greater of (a) the trading price of a share of the Company's common stock as of the date the applicable share was granted to the director or (b) the trading price of a share of the Company's common stock as of the measuring date; and (2) shares owned outright, phantom stock units, shares or units of restricted stock and shares subject to deferred compensation shall be counted as shares of common stock owned by the director (with the value thereof determined in accordance with clause (1) above).

Officers

The shares counted for purposes of our officers' common stock ownership guidelines include shares owned outright, unvested restricted stock units, or RSUs, stock options (vested, in-the-money), and other share based equivalents that we may use from time to time. The holding requirements are expressed as a multiple of base salary and vary by level, specifically for the Chief Executive Officer and Executive Vice President levels they are as follows:

Chief Executive Officer	5 × annual base salary

Executive Vice President	3 × annual base salary

Upon our emergence from bankruptcy on October 1, 2012 (the "Effective Date") and pursuant to the terms of our Plan of Reorganization, all outstanding equity awards of the Company as of the Effective Date were cancelled. As such, the stock ownership guidelines for our executives are subject to a mandatory five-year compliance period that started on the Effective Date, and executives are encouraged to accumulate one-fifth of their holding requirement during each year of the five-year period and may not sell any shares until executives have successfully met the holding requirement. The Nominating Committee will monitor each executive's progress toward the required holding requirement on an annual basis. At the end of the five-year period, if any executive fails to attain the required level of common stock ownership, action may be taken, in the discretion of the Nominating Committee considering all factors it deems relevant, including awarding annual incentive cash bonuses in the form of restricted shares or requiring an executive to refrain from disposing of any vested shares and shares realized from any option exercise.

CHARITABLE CONTRIBUTIONS

During 2015, we did not make any contributions to any charitable organization in which an independent director served as an executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of our equity securities to file reports of ownership and changes in ownership with the SEC and the

12 2016 Proxy Statement

Corporate Governance

NYSE. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us in 2015 and upon written representations that no Forms 5 were required, we believe that all persons subject to these reporting requirements filed the required reports on a timely basis.

REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS

Our Board adopted a written policy relating to the approval of transactions with related parties. In general, for purposes of this policy, a related party transaction is a transaction to which we are a party, or a material amendment to any such transaction, and with respect to which a related party is directly, or to our knowledge, indirectly, a party. Under our policy, a "related party" is an executive officer, director or nominee for director of ours, a person known to us to be the beneficial owner of more than 5% of our voting securities, an immediate family member of an executive officer, director, nominee for director or 5% stockholder, and any entity owned or controlled by any of the foregoing individuals or in which any such individual serves as an executive officer or general partner or, together with any other such individuals, owns 10% or more of the equity interests of such an entity. Our policy requires the Audit Committee or, at the Board's discretion, a majority of directors disinterested from the transaction, to review and approve related party transactions. In reviewing and approving any related party transaction or material amendments to any such transaction, the Audit Committee must satisfy itself that it has been fully informed as to the related party's relationship and interest and as to the material facts of the transaction and must determine that the related party transaction is fair to us.

A copy of our related party transactions policy is available on our web site at http://www.dynegy.com/downloads/Dynegy_Corporate_Governance_Related_Party_Transactions.pdf.

AFFIRMATIVE DETERMINATIONS REGARDING DIRECTOR INDEPENDENCE AND OTHER MATTERS

The Board previously determined that each of the following directors who served in 2015 is "independent" as such term is defined in the NYSE Listed Company Standards:

Pat Wood III
Hilary E. Ackermann
Paul M. Barbas
Richard L. Kuersteiner
Jeffrey S. Stein
John R. Sult

The Board has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating Committee meets the independence requirements applicable to those committees prescribed by the NYSE and the SEC. The Board has further determined that more than one of the members of the Audit Committee, including its current Chairman, Mr. Sult, are "audit committee financial experts" as such term is defined in Item 407(d) of the SEC's Regulation S-K.

The Nominating Committee reviewed the answers to annual questionnaires completed by the directors and nominees as well as the above described legal standards for Board and committee member independence and the criteria applied to determine "audit committee financial expert" status. On the basis of this review, the Nominating Committee made its recommendation to the full Board and the Board made its independence and "audit committee financial expert" determinations after consideration of the Nominating Committee's recommendation and a review of the materials made available to the Nominating Committee.

2016 Proxy Statement 13

Corporate Governance

DIRECTOR NOMINATION PROCESS AND QUALIFICATION REVIEW OF DIRECTOR NOMINEES

Process

Our director nominees are approved by the Board after considering the recommendation of the Nominating Committee. A copy of the Nominating Committee's charter is available at http://www.dynegy.com/downloads/Dynegy_Corporate_Governance_and_Nominating_Committee_Charter.pdf.

Our Certificate of Incorporation provides that the number of our directors shall be fixed from time to time exclusively by our Board. The Board has fixed the number of our directors currently at seven, subject to adjustment by the Board in accordance with our Certificate of Incorporation.

The Nominating Committee reviews annually the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable laws and regulations. The Nominating Committee is responsible for ensuring that the composition of the Board accurately reflects the needs of our business and, in furtherance of this goal, proposing the nomination of directors for purposes of obtaining the appropriate members and skills. The Nominating Committee identifies nominees in various ways. The committee considers the current directors that have expressed an interest in and that continue to satisfy the criteria for serving on the Board as set forth in our Corporate Governance Guidelines. Other nominees that may be proposed by current directors, members of management or by stockholders are also considered. From time to time, the committee engages a professional firm to identify and evaluate potential director nominees.

Qualifications

All director nominees, whether proposed by a stockholder or otherwise, are evaluated in accordance with the qualifications set forth in our Corporate Governance Guidelines. These guidelines require that directors possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders at large. They must also have an inquisitive and objective perspective, practical wisdom, mature judgment and sufficient personal resources such that any director compensation to be received from the Company would not be sufficiently meaningful to impact their judgment in reviewing matters coming before the Board. Finally, they must be able to work compatibly with the other members of the Board and otherwise have the experience and skills necessary to enable them to serve as productive members of the Board. Directors also must be willing to devote sufficient time to carrying out their fiduciary duties and other responsibilities effectively and should be committed to serve on the Board for an extended period of time. For additional information, please read our Corporate Governance Guidelines.

In connection with the director nominations for the 2016 Annual Meeting, the Nominating Committee also considered the nominees' (1) experience in the energy industry and understanding of the energy and commodity markets, (2) experience in finance and commercial risk management, (3) publicly traded company and board experience, (4) knowledge in the areas of laws and regulations related to environmental, health, safety, regulatory and other key industry issues, (5) strategic planning skills, (6) knowledge of corporate governance issues coupled with an appreciation of their practical application, and (7) accounting expertise, including audit, internal controls and risk management.

Each nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas, including energy, wholesale power generation and marketing, commodities, risk management, strategic planning, legal, corporate governance and board service, executive management, regulatory and policy development, accounting and finance, operations, and economics. For information concerning each director's various qualifications, attributes, skills and experience of our director nominees considered important by the Board in determining that such nominee should serve as a director as well as each nominee's principal occupation, directorships and additional biographical information, please see "Proposal 1—Election of Directors—Information on Director Nominees."

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Corporate Governance

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the full Board, the Nominating Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment. In particular, the Nominating Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Future director nominations

For purposes of the 2017 Annual Meeting, the Nominating Committee will consider any director nominations from a stockholder received by the Corporate Secretary by the close of business on February 19, 2017, but not before the close of business on January 20, 2017. See "Future Stockholder Proposals" below for more information. Any such nomination must be accompanied in writing by all information relating to such person that is required under the federal securities laws, including such person's written consent to be named in the proxy statement as a nominee and to serve as a director if elected. The nominating stockholder must also submit its name and address, as well as that of the beneficial owner if applicable, and the number of shares of our common stock that are owned beneficially and of record by such stockholder and such beneficial owner. Finally, the nominating stockholder must discuss the nominee's qualifications to serve as a director as described in our Corporate Governance Guidelines.

2016 Proxy Statement 15

PROPOSAL 1—ELECTION OF DIRECTORS

DIRECTORS

Seven directors are to be elected at the Annual Meeting by the holders of common stock to each serve a one-year term. The directors are elected by a plurality of the shares of common stock represented in person (through internet access) or by proxy and entitled to vote on the election of directors, subject to our majority voting policy discussed below. This means that the seven individuals nominated for election to the Board as directors who receive the most FOR votes among votes properly cast in person (through internet access) or by proxy will be elected. Only FOR or WITHHELD votes are counted in determining whether a plurality has been cast in favor of a director nominee. Under our Certificate of Incorporation, stockholders do not have cumulative voting rights. If you withhold authority to vote with respect to the election of some or all of the director nominees, your shares will not be voted with respect to those nominees indicated.

Under our majority voting policy, in an uncontested election, any director nominee who receives a greater number of votes WITHHELD for his or her election than votes FOR such election must offer his or her resignation to the Board promptly following certification of the stockholder vote.

Broker non-votes are not counted for purposes of election of directors. You cannot abstain in the election of directors.

Unless you withhold authority to vote or instruct otherwise, a properly executed proxy will be voted FOR the election of the nominees listed below as the proxies may determine. Although the Board does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons appointed as proxies will vote for the election of such other persons that may be nominated by the Board.

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Proposal 1—Election of Directors

INFORMATION ON DIRECTOR NOMINEES

All of the nominees for director are currently directors of Dynegy. Below is biographical information regarding the nominees, including their names, ages, business experience and qualifications to serve as a director, other directorships, if any, and the length of their service as a director of Dynegy.

Robert C. Flexon, 57 Director since 2011

President and Chief Executive Officer

Prior Experience:

•

UGI Corporation—Chief Financial Officer

•

Foster Wheeler AG—Chief Executive Officer, Board Director

•

NRG Energy—Chief Financial Officer, Chief Operating Officer

•

Hercules and ARCO—various financial roles

Mr. Flexon, who oversaw Dynegy's turnaround in 2012, brings executive management and operating experience in many areas of the energy business, including wholesale power generation. Mr. Flexon also has a broad background in accounting and finance, and significant corporate financial expertise and management experience as a result of his service as a chief financial officer and other senior financial leadership positions.

Mr. Flexon has served as President and Chief Executive Officer since July 2011 and a director of Dynegy since June 2011. Prior to joining Dynegy, Mr. Flexon served as the Chief Financial Officer of UGI Corporation, a distributor and marketer of energy products and related services from February 2011 to July 2011. Mr. Flexon was the Chief Executive Officer of Foster Wheeler AG from June to October 2010 and the President and Chief Executive Officer of Foster Wheeler USA from November 2009 to May 2010. Prior to joining Foster Wheeler, Mr. Flexon was Executive Vice President and Chief Financial Officer of NRG Energy, Inc. from February to November 2009. Mr. Flexon previously served as Executive Vice President and Chief Operating Officer of NRG Energy from March 2008 to February 2009 and as its Executive Vice President and Chief Financial Officer from 2004 to 2008. Prior to joining NRG Energy, Mr. Flexon held executive positions with Hercules, Inc. and various key positions, including General Auditor, with Atlantic Richfield Company. Mr. Flexon holds a Bachelor of Science degree in Accounting from Villanova University. Mr. Flexon served on the public board of directors of Foster Wheeler from 2006 until 2009 and from May to October 2010 and is currently serving on the Board of Neighborhood Centers, the largest not-for-profit in Texas.

2016 Proxy Statement 17

Proposal 1—Election of Directors

Pat Wood III, 53 Director since 2012

Chairman of the Board
Principal—Wood3 Resources

Current Public Directorships:

Quanta Services Inc.; SunPower Corp.; and Memorial Resources Development Corp.

Prior Experience:

•

Federal Energy Regulatory Commission—Chairman

•

Public Utility Commission of Texas—Chairman

•

Baker Botts L.L.P.—Attorney

•

Arco Indonesia—Associate Project Engineer

Mr. Wood currently serves as our Board's non-executive Chairman. Mr. Wood brings significant strategic and operational management experience to the Board. Mr. Wood holds a Bachelor of Science in Civil Engineering and a Juris Doctor degree, and has demonstrated strong leadership skills through nearly ten years of regulatory leadership in the energy sector. Mr. Wood brings a unique perspective from and extensive knowledge with regard to the energy regulatory process and energy policy development at the government level, his years of service as a director of other public and private companies, and his energy infrastructure development expertise.

Mr. Wood is serving as the Board's non-executive Chairman and has served as a principal of Wood3 Resources, an energy infrastructure developer, since July 2005. From 2001 until July 2005, Mr. Wood served as chairman of the Federal Energy Regulatory Commission. From 1995 until 2001, he chaired the Public Utility Commission of Texas. Prior to 1995, Mr. Wood was an attorney with Baker Botts L.L.P., a global law firm, and an associate project engineer with Arco Indonesia, an oil and gas company, in Jakarta. Mr. Wood currently serves on the public boards of directors of Quanta Services Inc., SunPower Corp. and Memorial Resources Development Corp.

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Proposal 1—Election of Directors

Hilary E. Ackermann, 60 Director since 2012	Current Public Directorship:

Apollo Investment Corporation

Current Private Directorship:

Hartford Funds (as detailed below)

Prior Experience:

•

Goldman Sachs Bank USA—Chief Risk Officer; Chaired Operational Risk, Credit Risk and Middle Market Loan Committees; Vice Chair of Bank Risk Committee; Chair GS Group level Operational Risk Committee

•

Goldman Sachs & Co—Managing Director, Credit Risk Management & Advisory

•

Swiss Bank Corporation—Assistant Department Head

Ms. Ackermann brings extensive experience assessing credit for major banking institutions, covering a variety of industries including the power generation, electrical utilities and natural resources sectors, as well as in depth coverage of commodities trading including, oil, natural gas and power as a risk manager. Ms. Ackerman currently serves as our Chair of the Finance and Commercial Oversight Committee and, as chair, she contributes significantly to the review and evaluation of our business strategy, capital structure and risk management goals.

Ms. Ackermann was Chief Risk Officer with Goldman Sachs Bank USA from October 2008 to 2011. In this role, she managed Credit, Market and Operational Risk for Goldman Sach's commercial bank; developed the bank's risk management infrastructure including policies and procedures and processes; maintained ongoing relationship with bank regulators including New York Fed, NY State Banking Department and the FDIC; chaired Operational risk, Credit risk and Middle Market Loan Committees; served as Vice Chair of Bank Risk Committee; was a member of Community Investment, Business Standards and New Activities Committees; was a member of GS Group level Credit Policy and Capital Committees; and chaired GS Group level Operational Risk Committee. Ms. Ackermann served as Managing Director, Credit Department of Goldman, Sachs & Co. from January 2002 until October 2008, as VP, Credit Department from 1989 to 2001, and as an Associate in the Credit Department from 1985 to 1988. Prior to joining Goldman, Sachs, Ms. Ackermann served as Assistant Department Head of Swiss Bank Corporation from 1981 until 1985. Ms. Ackermann currently serves on the public board of directors of Apollo Investment Corporation and also serves on the private board of directors of each of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2016 Proxy Statement 19

Proposal 1—Election of Directors

Paul M. Barbas, 59 Director since 2012

Current Public Directorship:

Pepco Holdings,  Inc.

Prior Experience:

•

DPL Inc. and DP&L—President and Chief Executive Officer; Board Director

•

Chesapeake Utilities Corporation—Executive Vice President & Chief Operating Officer; Vice President;

•

Chesapeake Service Company—President;

•

Allegheny Power—Executive Vice President; President of Ventures unit

Mr. Barbas brings extensive utility, management and oversight experience, having served in executive management positions with various utility and other companies. He also has a broad background in finance and marketing and brings a strong understanding of power operations and energy markets. He contributes significantly to the oversight responsibilities on matters relating to executive compensation and compensation strategy and serves as our Compensation and Human Resources Committee chair.

Mr. Barbas was President and Chief Executive Officer of DPL Inc. and its principal subsidiary, The Dayton Power and Light Company (DP&L), from October 2006 until December 2011. He also served on the board of directors of DPL Inc. and DP&L. He previously served as Executive Vice President and Chief Operating Officer of Chesapeake Utilities Corporation, a diversified utility company engaged in natural gas distribution, transmission and marketing, propane gas distribution and wholesale marketing and other related services from 2005 until October 2006, as Executive Vice President from 2004 until 2005, and as President of Chesapeake Service Company and Vice President of Chesapeake Utilities Corporation, from 2003 until 2004. From 2001 until 2003, he was Executive Vice President of Allegheny Power, responsible for the operational and strategic functions of a $2.7 billion company serving 1.6 million customers with 3,200 employees. He joined Allegheny Energy in 1999 as President of its Ventures unit. Mr. Barbas also serves on the public board of Pepco Holdings, Inc.

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Proposal 1—Election of Directors

Richard Lee Kuersteiner, 76 Director since 2012

Prior Experience:

•

Franklin Templeton Investments—Associate General Counsel; Director of Restructuring; Managing Corporate Counsel

•

Dex Media, Inc.—Board Director

Mr. Kuersteiner has a broad background in corporate governance and complex restructuring transactions and has been a long-standing member of the Stanford Institutional Investors Forum. He has employed his more than 40 years of legal experience by facilitating the restructuring of over 100 major corporations and has served on, or chaired, numerous official creditors' committees, which provides the Board with a unique analytical view from the perspective of a large institutional investor. He leads the Board's corporate governance review and oversight processes and serves as our Corporate Governance and Nominating Committee chair.

Mr. Kuersteiner was a member of the Franklin Templeton Investments legal department in San Mateo, California from 1990 until May 2012. At Franklin he served in various capacities including as Associate General Counsel and Director of Restructuring and Managing Corporate Counsel. For many years he also was an officer of virtually all of the Franklin, Templeton and Mutual Series funds. In February 2010 when R H Donnelley Corporation emerged from Chapter 11 bankruptcy as Dex One Corporation, he joined its board of directors. On April 30, 2013, Dex One Corporation merged with Super Media, creating Dex Media, Inc. Mr. Kuersteiner stepped down as a director of Dex Media, Inc. upon completion of his term in May 2014.

2016 Proxy Statement 21

Proposal 1—Election of Directors

Jeffrey S. Stein, 46 Director since 2012

Co-Founder and Managing Partner of Power Capital Partners LLC
Founder and Managing Partner of Stein Advisors LLC

Current Public Directorship:

Ambac Financial Group, Inc.—Chairman of the Board

Current Private Directorships:

Granite Ridge Holdings, LLC and MLR Petroleum LLC

Prior Experience:

•

Durham Asset Management LLC—Co-Founder and Principal; Co-Director of Research

•

The Delaware Bay Company,  Inc.—Director

•

Shearson Lehman Brothers—Associate in Capital Preservation & Restructuring Group

•

US Power Generating Company and KGen Power Corporation—Board Director

Mr. Stein is an investment professional with over 22 years of experience in the high yield, distressed debt and special situations asset class who has substantial experience investing in the merchant power and regulated electric utility industries. Mr. Stein has invested in numerous power companies representing a broad array of power plants diversified by fuel source, position on the dispatch curve, geographic location and technology. Mr. Stein has been actively involved in the hedging, refinancing, restructuring and sale of various power assets. Mr. Stein currently serves, or has served, on the private boards of other merchant power companies, and in such capacity has focused on capital allocation, plant operating and financial performance, capital structure optimization, hedging and risk management.

Mr. Stein is a Co-Founder and Managing Partner of Power Capital Advisors LLC, a financial advisory and merchant banking firm focused on energy, power and commodity-related project development and restructuring investments. Mr. Stein is Founder and Managing Partner of Stein Advisors LLC, a financial advisory firm that provides consulting services, primarily through corporate board representation, to institutional investors focused on distressed debt and special situations investments. Previously Mr. Stein was a Co-Founder and Principal of Durham Asset Management LLC, a global event-driven distressed debt and special situations asset management firm. From January 2003 through December 2009, Mr. Stein served as the Co-Director of Research at Durham responsible for the identification, evaluation and management of investments for the various Durham portfolios. From July 1997 to December 2002, Mr. Stein was a Director at The Delaware Bay Company, Inc., a boutique research and investment banking firm focused on the distressed debt and special situations asset class. From September 1991 to August 1995, Mr. Stein was an Associate at Shearson Lehman Brothers in the Capital Preservation & Restructuring Group. Mr. Stein currently serves on the public board as Chairman of the Board of Ambac Financial Group, Inc. (NASDAQ: AMBC) and as a director on the private boards of Granite Ridge Holdings, LLC and MLR Petroleum LLC. Mr. Stein previously served as a director on the boards of US Power Generating Company and KGen Power Corporation.

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Proposal 1—Election of Directors

John R. Sult, 56 Director since 2012

Executive Vice President and Chief Financial Officer—Marathon Oil Corporation

Current Private Directorship:

Melior Innovations Inc.

Prior Experience:

•

El Paso Corporation—Executive Vice President and Chief Financial Officer; Senior Vice President and Chief Financial Officer; Senior Vice President and Controller; Chief Accounting Officer

•

El Paso Pipeline GP Company, L.L.C.—Executive Vice President, Chief Financial Officer and Director; Senior Vice President and Chief Financial Officer; Senior Vice President, Chief Financial Officer and Controller

•

El Paso Pipeline Group—Senior Vice President, Chief Financial Officer and Controller

•

Halliburton Energy Services—Vice President and Controller

•

Arthur Andersen LLP—Audit Partner

Mr. Sult, through his experience in executive financial positions with large public companies, brings significant knowledge of accounting, capital structures, finance, financial reporting, strategic planning and forecasting. Mr. Sult has extensive knowledge of the energy industry. Further, he has served as an audit partner at a major accounting firm, which, in addition to his other experience, qualifies him as an "audit committee financial expert." He currently serves as the chair of the Audit Committee and, as the chair, he contributes significantly to the oversight of the integrity of our financial statements, internal controls and ethics and compliance functions.

Mr. Sult has served as Executive Vice President and Chief Financial Officer of Marathon Oil Corporation since September 2013. He was Executive Vice President and Chief Financial Officer of El Paso Corporation from March 2010 until May 2012. He previously served as Senior Vice President and Chief Financial Officer from November 2009 until March 2010, and as Senior Vice President and Controller from November 2005 until November 2009. Mr. Sult served as Executive Vice President, Chief Financial Officer and director of El Paso Pipeline GP Company, L.L.C., the general partner of El Paso Pipeline Partners, L.P., from July 2010 until May 2012, as Senior Vice President and Chief Financial Officer from November 2009 until July 2010, and as Senior Vice President, Chief Financial Officer and Controller from August 2007 until November 2009. Mr. Sult also served as Chief Accounting Officer of El Paso Corporation and as Senior Vice President, Chief Financial Officer and Controller of El Paso's Pipeline Group from November 2005 to November 2009. Prior to joining El Paso, Mr. Sult served as Vice President and Controller of Halliburton Energy Services from August 2004 until October 2005. Prior to joining Halliburton, Mr. Sult managed an independent consulting practice that provided a broad range of finance and accounting advisory services and assistance to public companies in the energy industry. Prior to private practice, Mr. Sult was an audit partner with Arthur Andersen LLP. Mr. Sult currently serves on the board of directors of Melior Innovations Inc., a private company.

The Board unanimously recommends that stockholders vote FOR the election of these director nominees to the Board.

2016 Proxy Statement 23

Proposal 1—Election of Directors

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD

Our Board held 14 meetings during 2015. Each director attended at least 90% of the total number of meetings of the Board and the total number of meetings held by all committees on which he or she served during the period for which he or she has been a director. Under our Corporate Governance Guidelines, directors who are not members of a particular committee are entitled to attend meetings of each such committee.

The following table reflects the members of each of the committees of the Board and the number of meetings held during 2015.

Name	Audit	Compensation & Human Resources	Corporate Governance & Nominating	Finance & Commercial Oversight

Robert C. Flexon

Pat Wood III(1)			X

Hilary E. Ackermann	X

Paul M. Barbas	X

Richard L. Kuersteiner		X

Jeffrey S. Stein		X	X	X

John R. Sult(2)				X

Number of Meetings	8	10	2	4

(1)
As Chairman of the Board, Mr. Wood is an ex officio member of the Audit, Compensation and Finance committees and has a standing invitation to attend all such committee meetings. He also serves as the presiding director of executive sessions of the non-management and independent directors.

(2)
Designated Audit Committee Financial Expert.

Committee Chair

COMMITTEES

Committee Composition

The current members of each of the committees of the Board, as well as the current Chairman of each of the committees of the Board, are identified in the following paragraphs.

Audit Committee.    The Audit Committee, which is comprised of Messrs. Sult (Chair) and Barbas and Ms. Ackermann, met a total of 8 times during 2015. Each member of the Audit Committee is independent as such term is defined in the NYSE and SEC rules. The Board has determined that each member of the Audit Committee possesses the necessary level of financial literacy required to enable him or her to serve effectively as an Audit Committee member, and all members qualify as Audit Committee Financial Experts, including our designated Financial Expert, Mr. Sult, our Audit Committee Chair. No Audit Committee member serves on more than three audit committees of public companies, including our Audit Committee. The Audit Committee operates under a written charter adopted by the Board on October 30, 2012. The charter is reviewed annually and is available in the "Corporate Governance" section of our web site at http://www.dynegy.com/downloads/Dynegy_Audit_Committee_Charter.pdf.

We maintain an Internal Audit department to provide management and the Audit Committee with ongoing assessments of our risk management processes, system of internal controls and our internal control over financial reporting compliance activities. The Audit Committee, among other duties, assists the Board in its oversight of: the integrity of our financial statements, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements; recommending to the Board the filing of our audited financial statements; our disclosure controls and procedures and internal control over financial reporting; our compliance with legal and regulatory requirements and Code of Business Conduct and Ethics; the evaluation, appointment and retention of our

24 2016 Proxy Statement

Proposal 1—Election of Directors

independent registered public accountant, including a review of their qualifications, services, independence, fees and performance; the performance of our internal audit function; the performance of our business ethics and compliance function; and enterprise risk management process, policies and procedures. The Audit Committee reviews in advance and pre-approves, explicitly, audit and permissible non-audit services provided to us by our independent registered public accountant. For more information regarding the Audit Committee's approval procedures, please read "Audit Committee Pre-Approval Policy" below. Further, the Audit Committee provides an open venue of communication between management, the internal audit function, ethics and compliance function, independent registered public accountants and Board. The Audit Committee meets with the Internal Audit department, Ethics and Compliance Office and Ernst & Young LLP, or EY, with and without management present, to discuss the results of their examinations and evaluations.

Our independent registered public accountants, EY are responsible for auditing our consolidated financial statements and the effectiveness of our internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing their reports based on that audit.

Compensation and Human Resources Committee.    The Compensation Committee, which is comprised of Messrs. Barbas (Chair), Kuersteiner and Stein, met a total of 10 times during 2015. Each member of the Compensation Committee is independent as such term is defined in the NYSE and SEC rules. The Compensation Committee operates under a written charter adopted by the Board. The charter is available in the "Corporate Governance" section of our web site http://www.dynegy.com/downloads/Dynegy_Compensation_and_Human_Resources_Committee_Charter.pdf. The purpose of the Compensation Committee is to, among other duties, assist our Board in fulfilling the Board's oversight responsibilities on matters relating to executive compensation, oversee our overall compensation strategy and our equity based compensation plans, prepare the annual Compensation and Compensation Committee report required by SEC rules and review and discuss with our management the Compensation Discussion and Analysis to be included in our annual proxy statement to stockholders. The Compensation Committee does not assist the Board with respect to director compensation, which is the responsibility of the Nominating Committee. For more information regarding the role and scope of authority of the Compensation Committee in determining executive compensation, please read "Compensation Discussion and Analysis" below.

The Compensation Committee may delegate specific responsibilities to one or more subcommittees to the extent permitted by law, NYSE listing standards and our governing documents. The Compensation Committee has retained Meridian Compensation Partners, LLC, or Meridian, as its independent compensation consultant. Meridian reports directly to the Compensation Committee. For a discussion of the role of the independent compensation consultant retained by the Compensation Committee in recommending executive compensation and the participation of our Chief Executive Officer in the review of the compensation of other executives that report to the Chief Executive Officer, please read "Compensation Discussion and Analysis" below.

Corporate Governance and Nominating Committee.    The Nominating Committee, which is comprised of Messrs. Kuersteiner (Chair), Stein and Wood, met a total of 2 times during 2015. Each member of the Nominating Committee is independent as such term is defined in the NYSE rules. The Nominating Committee operates under a written charter adopted by the Board. The charter is available in the "Corporate Governance" section of our web site http://www.dynegy.com/downloads/Dynegy_Corporate_Governance_and_Nominating_Committee_Charter.pdf. The Nominating Committee is responsible for identifying director nominees, assisting the Board with respect to director compensation, developing and reviewing our Corporate Governance Guidelines, succession planning and overseeing the evaluation of the Board and management.

Finance and Commercial Oversight Committee.    The Finance Committee, which is comprised of Ms. Ackermann (Chair) and Messrs. Stein and Sult, met a total of 4 times during 2015. The Finance Committee operates under a written charter adopted by the Board. The charter is available in the "Corporate Governance" section of our web site at http://www.dynegy.com/downloads/Dynegy_Finance_and_Commercial_Oversight_Committee_Charter.pdf. The Finance Committee is responsible for oversight of the Company's capital structure, financing and treasury matters and oversight of management's process for the identification, evaluation and mitigation of financial and commercial related risks to the Company.

2016 Proxy Statement 25

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION FOR 2015

The key terms of our non-management director compensation include the following:

Board Annual Retainer (paid in cash)	• $75,000; paid in quarterly installments.
Committee Annual Retainers (paid in cash)	Chair (paid in quarterly installments) • Audit—$25,000 • Compensation—$20,000 • Finance & Commercial Oversight—$20,000 • Nominating—$15,000	Members (paid in quarterly installments) • Audit—$10,000 • Compensation—$10,000 • Finance & Commercial Oversight—$10,000 • Nominating—$5,000
Annual Equity Award

•

Annual award value of $110,000 to be granted in RSUs using the closing stock price on the grant date.

•

Annual awards to be granted on the date of Dynegy's Annual Stockholder Meeting with one year vesting from the date of grant.

Non-Executive Chairman Annual Retainer

•

Additional retainer of $150,000.

•

Deliver through a mix of cash (50%), paid in quarterly installments, and RSUs (50%).

•

RSUs to be granted on the date of Dynegy's Annual Stockholder Meeting with one year vesting from the date of grant.

Other

•

Reimbursement for reasonable out-of-pocket expenses incurred in connection with travel to and from, and attendance at, meetings of the Board or its committees and related activities, including director education courses and materials.

26 2016 Proxy Statement

Director Compensation

The following table sets forth certain information regarding the compensation earned by or awarded to each non-management director who served on our Board in 2015. Directors who were also employees of Dynegy were not compensated for their services as directors.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Pat Wood III(2)(3)	$155,000	$185,000	$—	$—	$—	$—	$340,000

Hilary E. Ackermann	$105,000	$110,000	$—	$—	$—	$—	$215,000

Paul M. Barbas	$105,000	$110,000	$—	$—	$—	$—	$215,000

Richard L. Kuersteiner	$100,000	$110,000	$—	$—	$—	$—	$210,000

Jeffrey S. Stein(3)	$100,000	$110,000	$—	$—	$—	$—	$210,000

John R. Sult	$110,000	$110,000	$—	$—	$—	$—	$220,000

(1)
Directors received an annual award granted under the Dynegy Inc. 2012 Long Term Incentive Plan, or 2012 Long Term Incentive Plan, in RSUs on June 3, 2015 with a vesting date of June 3, 2016. The values shown under "Stock Awards" reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)
Mr. Wood is serving as our non-executive Chairman of the Board.

(3)
Mr. Wood has deferred receipt of the amount realized from the vesting of the RSUs granted on June 3, 2015 until the earlier of (1) January 10, 2019, or (2) his separation from service as a director of Dynegy. Messrs. Stein and Sult and Ms. Ackermann each have deferred receipt of the amount realized from the vesting of the RSUs granted on June 3, 2015 until their separation from service as a director of Dynegy.

CERTAIN TRANSACTIONS AND OTHER MATTERS

For a description of certain transactions with management and others, certain business relationships and compliance with Section 16(a) of the Exchange Act, see "Executive Compensation—Potential Payments Upon Termination or Change in Control," "Transactions with Related Persons, Promoters and Certain Control Persons" and "Section 16(a) Beneficial Ownership Reporting Compliance."

2016 Proxy Statement 27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 22, 2016 regarding the beneficial ownership of our common stock by: (1) each of our current directors; (2) each of our current executive officers; (3) all of our directors and executive officers as a group; and (4) each person or entity we know to beneficially own more than 5% of our outstanding shares of common stock.

Beneficial ownership for the purposes of this table is determined in accordance with the rules and regulations of the SEC. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to dispose or acquire within 60 days of March 22, 2016. Common stock subject to options and warrants, regardless of whether such arrangement is currently in the money, that are currently exercisable or exercisable within 60 days of March 22, 2016 are deemed to be outstanding and beneficially owned by the person holding the options or warrants, and common stock issuable upon vesting of RSUs that is vested or will vest within 60 days of March 22, 2016 is deemed to be outstanding and beneficially owned by the person holding the RSUs. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 117,240,697 shares of common stock outstanding as of March 22, 2016. Except as disclosed in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

All percentages and share amounts are approximate based on current information available to us. The information available to us may be incomplete.

28 2016 Proxy Statement

Security Ownership Of Certain Beneficial Owners And Management

Unless otherwise noted, the address for each person listed on the table is c/o Dynegy Inc., 601 Travis, Suite 1400, Houston, Texas 77002. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055 and the address for Massachusetts Financial Services Company is 111 Huntington Avenue, Boston MA 02199.

	Amount and Nature of Shares Beneficially Owned(1)

Name	Number	Percent of Class

5% Stockholders
BlackRock, Inc.	13,817,714	11.8%

Massachusetts Financial Services Co. (2)	12,518,477	10.7%

FMR LLC	10,967,870	9.4%

Oaktree Capital Group, LLC	9,840,696	8.4%

Carlson Capital, L.P.	9,396,360	8.0%

The Vanguard Group, Inc.	8,100,338	6.9%

Luminus Management, LLC.	7,214,323	6.2%

D.E. Shaw & Co., L.P.	6,889,567	5.9%

Executive Officers and Directors
Robert C. Flexon(3)	726,593	*

Clint C. Freeland(4)	186,779	*

Catherine C. James(5)	172,536	*

Carolyn J. Burke(6)	172,665	*

Henry D. Jones(7)	152,679	*

Mario E. Alonso(8)	47,633	*

Julius Cox(9)	39,841	*

Martin W. Daley(10)	47,125	*

Daniel P. Thompson(11)	49,459	*

Sheree M. Petrone(12)	31,747	*

Pat Wood III(13)	45,023	*

Hilary E. Ackermann(14)	15,489	*

Paul M. Barbas(15)	18,072	*

Richard L. Kuersteiner(16)	60,061	*

John R. Sult(17)	25,039	*

Jeffrey S. Stein(18)	15,489	*

All executive officers and directors as a group (16 persons)	1,806,230	1.5%

*
Percentage ownership of less than one percent.

(1)
Shares shown in the table above include shares held in the beneficial owner's name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner's account.

(2)
Shares of common stock consists of sum of (1) shares of common stock and (2) shares of Series A 5.375% mandatory convertible preferred stock on an as-converted basis to shares of common stock.

(3)
Includes for Mr. Flexon, 5,337 and 517,136 shares issuable upon the exercise of our warrants and options, respectively. Amount shown does not include: 1) 19,105 RSUs and 46,531 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 40,174 RSUs and 99,322 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; 3) 153,563 RSUs granted on May 11, 2015, pursuant to the 2012 Long Term Incentive Plan, which vests on April 30, 2018; and 4) 172,625 RSUs and 311,785 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.
2016 Proxy Statement 29

Security Ownership Of Certain Beneficial Owners And Management

(4)
Includes for Mr. Freeland, 1,055 and 138,913 shares issuable on the exercise of our warrants and options, respectively. Amount shown does not include: 1) 4,776 RSUs and 11,633 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 9,422 RSUs and 23,295 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; and 3) 32,538 RSUs and 58,768 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.

(5)
Includes for Ms. James, 1,158 and 129,334 shares issuable on the exercise of our warrants and options, respectively. Amount shown does not include: 1) 4,631 RSUs and 11,280 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 7,709 RSUs and 19,060 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; and 3) 29,101 RSUs and 52,561 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.

(6)
Includes for Ms. Burke, 1,016 and 127,644 shares issuable on the exercise of our warrants and options, respectively. Amount shown does not include: 1) 4,631 RSUs and 11,280 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 7,709 RSUs and 19,060 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; and 3) 29,378 RSUs and 53,061 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.

(7)
Includes for Mr. Jones, 5 and 79,609 shares issuable on the exercise of warrants and options, respectively. Amount also includes 15,202 RSUs and 23,759 options, each granted on April 1, 2013, pursuant to the 2012 Long Term Incentive Plan, which will vest on April 1, 2016. Amount shown does not include: 1) 4,631 RSUs and 11,280 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 7,709 RSUs and 19,060 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; and 3) 33,391 RSUs and 60,309 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.

(8)
Includes for Mr. Alonso, 421 and 34,386 shares issuable on the exercise of our warrants and options, respectively. Amount also includes 5,501 RSUs granted on April 1, 2015, which will vest on April 1, 2016. Amount shown does not include: 1) 2,026 RSUs and 4,935 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 5,140 RSUs and 12,706 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; 3) 11,001 RSUs granted on April 1, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on April 1, 2017; and 21,396 RSUs and 38,645 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.

(9)
Includes for Mr. Cox, 30,037 shares issuable on the exercise of our options. Amount shown does not include: 1) 1,187 RSUs and 2,890 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 4,668 RSUs and 11,542 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; and 3) 16,629 RSUs and 30,035 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.

(10)
Includes for Mr. Daley 35,116 shares issuable on the exercise of options and 455 shares held indirectly. Amount shown does not include: 1) 1,158 RSUs and 2,820 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 4,711 RSUs and 11,648 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; 3) 18,340 RSUs and 33,124 options, each granted on March 28, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017; and 4) 1,357 RSUs held indirectly.

(11)
Includes for Mr. Thompson 37,638 shares issuable on the exercise of options. Amount shown does not include: 1) 1,302 RSUs and 3,172 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 4,711 RSUs and 11,648 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; and 3) 18,340 RSUs and 33,124 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.

(12)
Includes for Ms. Petrone 23,237 shares issuable on the exercise of options. Amount shown does not include: 1) 1,129 RSUs and 2,749 options, each granted on March 3, 2014, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the third vesting period taking place on March 3, 2017; 2) 3,854 RSUs and 9,530 options, each granted on March 3, 2015, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the second vesting period taking place on March 3, 2017; and 3) 17,128 RSUs and 30,936 options, each granted on March 8, 2016, pursuant to the 2012 Long Term Incentive Plan, and vest ratably over three years, with the first vesting period taking place on March 8, 2017.

(13)
Includes for Mr. Wood, 5,707 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on June 3, 2016.

(14)
Includes for Ms. Ackermann, 1,000 shares held indirectly and 3,393 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on June 3, 2016.

(15)
Includes for Mr. Barbas, 3,393 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on June 3, 2016.

(16)
Includes for Mr. Kuersteiner, 7,604 shares issuable upon the exercise of our warrants, 3,393 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on June 3, 2016, and 37,968 shares issuable upon the conversion of 14,713 shares of Series A 5.375% mandatory convertible preferred stock.

(17)
Includes for Mr. Sult, 3,393 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on June 3, 2016.

(18)
Includes for Mr. Stein, 3,393 RSUs granted pursuant to the 2012 Long Term Incentive Plan, which vest on June 3, 2016.
30 2016 Proxy Statement

EXECUTIVE OFFICERS

The executive officers as of March 22, 2016 named below will serve in such capacities until the next annual meeting of our Board, or until their respective successors have been duly elected and qualified, or until their earlier death, resignation, disqualification or removal from office.

Robert C. Flexon, 57 Served since 2011

President and Chief Executive Officer

Mr. Flexon has served as President and Chief Executive Officer since July 2011 and a director of Dynegy since June 2011. Prior to joining Dynegy, Mr. Flexon served as the Chief Financial Officer of UGI Corporation, a distributor and marketer of energy products and related services from February to July 2011. Mr. Flexon was the Chief Executive Officer of Foster Wheeler AG from June to October 2010 and the President and Chief Executive Officer of Foster Wheeler USA from November 2009 to May 2010. Prior to joining Foster Wheeler, Mr. Flexon was Executive Vice President and Chief Financial Officer of NRG Energy, Inc. from February to November 2009. Mr. Flexon previously served as Executive Vice President and Chief Operating Officer of NRG Energy from March 2008 to February 2009 and as its Executive Vice President and Chief Financial Officer from 2004 to 2008. Prior to joining NRG Energy, Mr. Flexon held executive positions with Hercules, Inc. and various key positions, including General Auditor, with Atlantic Richfield Company. Mr. Flexon holds a Bachelor of Science degree in Accounting from Villanova University. Mr. Flexon served on the public board of directors of Foster Wheeler from 2006 until 2009 and from May to October 2010 and is currently serving on the Board of Neighborhood Centers, the largest not-for-profit in Texas.

Mario E. Alonso, 45 Served since 2001

Executive Vice President, Strategic Development

Mr. Alonso has served as Executive Vice President, Strategic Development since February 2014 and Vice President, Strategic Development from June 2012 to February 2014. Mr. Alonso is responsible for leading Dynegy's strategic planning and corporate development activities. Mr. Alonso served as Vice President and Treasurer from July 2011 to June 2012, Vice President—Strategic Planning from December 2008 to July 2011 and Managing Director—Strategic Planning from June 2007 to December 2008. Prior to June 2007, Mr. Alonso served in various roles within the Company's Strategic Planning and Treasury Departments. Prior to joining Dynegy in 2001, Mr. Alonso was with Enron Corporation.

2016 Proxy Statement 31

Executive Officers

Carolyn J. Burke, 48 Served since 2011

Executive Vice President, Business Operations and Systems

Ms. Burke has served as Executive Vice President, Business Operations and Systems since July 2015 with overall responsibility for Procurement, Safety, Environmental, Information Technology, Construction & Engineering, Outage Services and PRIDE—the Company's signature continuous margin and process improvement program. She also retains her role as Chief Integration Officer, held since October 2014, with overall responsibility for integration activities, most recently for Dynegy's $6 billion EquiPower and Duke merchant portfolio acquisitions, and the Company's project management office. Ms. Burke served as Executive Vice President and Chief Administrative Officer from August 2011 to October 2014. Prior to joining Dynegy, Ms. Burke served as Global Controller for J.P. Morgan's Global Commodities business from March 2008 to August 2011. Ms. Burke served as NRG Energy Inc.'s Vice President and Corporate Controller from September 2006 to March 2008 and its Executive Director of Planning and Analysis from April 2004 to September 2006. Prior to joining NRG, Ms. Burke held various key financial roles at Yale University, the University of Pennsylvania and at Atlantic Richfield Company (now British Petroleum).

Catherine C. James, 50 Served since 2011

Executive Vice President, General Counsel and Chief Compliance Officer

Ms. James has served as Executive Vice President, General Counsel and Chief Compliance Officer since September 2011. Ms. James is responsible for managing all legal affairs, including legal services supporting Dynegy's operational, commercial and corporate areas, as well as ethics and compliance. Prior to joining Dynegy, Ms. James served as General Counsel for NRG Gulf Coast and Reliant Energy in August 2011. Ms. James served as General Counsel for NRG Texas and Reliant Energy from August 2010 to August 2011 and as General Counsel for NRG Texas from November 2007 to August 2010. Prior to joining NRG Energy, Inc., Ms. James held various key legal roles at Calpine Corporation, Reliant Energy, The Coastal Corporation and Chevron.

Julius Cox, 44 Served since 2001

Executive Vice President and Chief Administrative Officer

Mr. Cox has served as Executive Vice President and Chief Administrative Officer since October 2014. Mr. Cox is responsible for Dynegy's corporate functions including Human Resources, Investor Relations, Communications, Regulatory Affairs and Business Services. Mr. Cox served as Vice President, Human Resources & Business Services from May 2012 to October 2014, Vice President, Human Resources from January 2006 to May 2012 and Managing Director—HR Business Services from May 2004 to January 2006. Prior to 2004, Mr. Cox served in various roles in Dynegy's HR Business Partner and Compensation functions. Prior to joining Dynegy in 2001, Mr. Cox was a consultant at Arthur Andersen LLP and has also held various roles in human resources at Shell Oil and Neiman Marcus.

32 2016 Proxy Statement

Executive Officers

Martin W. Daley, 60 Served since 2001

Executive Vice President, Plant Operations—Gas

Mr. Daley has served as our Executive Vice President—Plant Operations, Gas since April 2015. Mr. Daley is responsible for the management and operation of Dynegy's fleet of gas generating facilities and its Brayton Point coal fired facility. Mr. Daley served as Vice President and General Manager, Gas Operations from July 2011 to April 2015, Managing Director, Asset Management—Eastern Region from March 2007 to June 2011, and as Senior Director, Regulatory Affairs & Administrative Services from February 2001 to March 2007. Prior to joining Dynegy in February 2001, Mr. Daley held various positions within Central Hudson Gas & Electric, including Superintendent—General Plant Services, Plant Services Supervisor, Production facilities, and Corporate Environmental Affairs.

Clint C. Freeland, 47 Served since 2011

Executive Vice President and Chief Financial Officer

Mr. Freeland has served as Executive Vice President and Chief Financial Officer since July 2011. Mr. Freeland is responsible for Dynegy's financial affairs, including finance and accounting, treasury, tax and banking and credit agency relationships. Prior to joining Dynegy, Mr. Freeland served as Senior Vice President, Strategy & Financial Structure of NRG Energy, Inc. from February 2009 to July 2011. Mr. Freeland served as NRG's Senior Vice President and Chief Financial Officer from February 2008 to February 2009 and its Vice President and Treasurer from April 2006 to February 2008. Prior to joining NRG, Mr. Freeland held various key financial roles within the energy sector.

Henry D. Jones, 55 Served since 2013

Executive Vice President and Chief Commercial Officer

Mr. Jones has served as Executive Vice President and Chief Commercial Officer since April 2013. Mr. Jones is responsible for Dynegy's commercial and asset management functions for its power generation business. In addition, Mr. Jones leads a team that develops and executes both hedging and term contracting options for the entire fleet. Prior to joining Dynegy, Mr. Jones served as Managing Director, North American Power and Gas Sales, and Origination at Deutsche Bank starting in May 2010, and managed Deutsche Bank's North American Power and Gas trading activity starting in August 2012. Prior to joining Deutsche Bank, Mr. Jones was the Chief Operating Officer and Head of Trading at EDF Trading North America from August 2009 to February 2010, Head of Electricity Trading at EDF Trading Markets Limited from August 2008 to July 2009, and Director of Renewable Fuels Trading from July 2007 to July 2008. Mr. Jones was an investor, co-founder and chairman of Renewable Fuel Supply Limited from December 2003 to July 2007. Prior to 2003, Mr. Jones served in a variety of commercial positions with several domestic and international energy companies, including AEP Energy Services Ltd. and Duke Energy Corporation.

2016 Proxy Statement 33

Executive Officers

Sheree M. Petrone, 59 Served since 2013

Executive Vice President, Retail

Ms. Petrone has served as our Executive Vice President, Retail since April 2015. Ms. Petrone is responsible for leading and overseeing all aspects of Dynegy's retail electric sales business, including business development, customer care and operations. Ms. Petrone also serves as President of Illinois Power Marketing Company (d/b/a Homefield Energy) and Dynegy Energy Services, LLC, Dynegy's power marketing and energy entities, since December 2013. Ms. Petrone served as Vice President, Retail from August 2013 to April 2015. Prior to joining Dynegy in August 2013, Ms. Petrone held various positions within Exelon Corporation from March 1999 to June 2013, including Vice President, Commercial Integration, Energy Trading & Marketing, Vice President, Fuels, Environmental Trading and Marketing, Vice President, Retail Energy Company (Exelon Energy), and Director of Finance and Planning (PECO Energy). Ms. Petrone also held business development roles with Trigen, a cogeneration project developer majority owned by Suez Lyonnaise des Eaux from May 1987 to March 1999.

Daniel P. Thompson, 62 Served since 2001

Executive Vice President, Plant Operations—Coal

Mr. Thompson has served as our Executive Vice President—Plant Operations, Coal since April 2015. Mr. Thompson is responsible for the safe and efficient operation of our fleet of coal generating facilities. Mr. Thompson served as Vice President and General Manager—Coal Operations from October 2011 to April 2015, Vice President, Operations—West Region from April 2007 to September 2011, and Vice President, Operations—Northeast Region from March 2001 to March 2007. Prior to joining Dynegy in March 2001, Mr. Thompson held various positions within Illinois Power Company, including Vice President, Engineering—Generation and Plant Manager, and held various maintenance management positions with both Pfizer, Inc. and Kilngas R&D (an Allis Chalmers subsidiary).

34 2016 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion should be read together with the compensation tables and disclosures for our named executive officers included under "Executive Compensation." The following discussion contains statements regarding future company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be considered as statements of our expectations or estimates of results or other guidance; to that end, these targets and goals will not be subject to updating.

INTRODUCTION

This section explains our executive compensation program, including philosophy, policies, practices and key compensation decisions for 2015 as it relates to our named executive officers, or Named Executive Officers. Compensation for our Named Executive Officers is further described in the Summary Compensation Tables and other compensation tables contained in this proxy statement.

2015 Named Executive Officers

Name	Title in 2015

Robert C. Flexon	President and Chief Executive Officer

Clint C. Freeland	Executive Vice President and Chief Financial Officer

Carolyn J. Burke	Executive Vice President, Business Operations and Systems

Catherine C. James	Executive Vice President, General Counsel and Chief Compliance Officer

Henry D. Jones	Executive Vice President and Chief Commercial Officer

These Named Executive Officers, together with our other senior executives whose compensation is determined by the Compensation Committee and our Board, are referred to as our "Executive Management Team".

BUSINESS HIGHLIGHTS AND PERFORMANCE

Despite a challenging environment, primarily driven by low commodity prices and abnormally moderate weather, 2015 marked a number of significant achievements for Dynegy. We successfully integrated the Duke and EquiPower acquisitions in April, doubling our generation footprint and bringing our total generation to more than 26,000 megawatts. The significant impact these transactions was immediately realized as they provided meaningful contributions to Dynegy's performance relative to our 2015 Critical Success Factors. Moreover, these transactions transformed Dynegy into the third largest independent power producer, with added scale in the structured markets of PJM and ISO—NE and resulted in accretive earnings—nearly $600 million in Adjusted EBITDA(1) in 2015. We achieved our financial targets, ended the year with $1.5 billion in liquidity and achieved $155 million in transaction synergies, exceeding the initial target of $40 million. In August we announced a $250 million share repurchase program and successfully completed it in November. We also completed the prior iteration of our PRIDE program, PRIDE Accelerated, one year ahead of schedule, meeting our target of $135 million in Adjusted EBITDA contributions and exceeding the target of $165 million in balance sheet improvements by $81 million.

(1)
We define Adjusted EBITDA as EBITDA adjusted to exclude (i) gains or losses on the sale of certain assets, (ii) the impacts of mark-to-market changes on derivatives related to our generation portfolio, as well as interest rate swaps and warrants, (iii) the impact of impairment charges and certain other costs such as those associated with the acquisitions, (iv) income or expense on up front premiums received or paid for financial options in periods other than the strike periods, (v) income or loss attributable to noncontrolling interest, and (vi) earnings or losses from unconsolidated investments. Adjusted EBITDA also includes cash distributions from Dynegy's unconsolidated investments.
2016 Proxy Statement 35

Compensation Discussion and Analysis

On the operations front, the annual production records set by our CCGT fleet in PJM combined with the results from our newly acquired plants and higher capacity revenues, helped to offset mild weather in the markets where we operate. Over the course of the year we added 92 MW of low cost uprates in PJM and successfully re-commissioned 225 MW of previously mothballed combustion turbines at our Joppa facility. We expect to generate almost $2.4 billion in capacity revenue over Planning Years 2016/2017 through 2018/2019 providing a significant portion of known gross margin over this period. These accomplishments, along with the commitment and dedication of our employees, and our culture of collaboration and agility, all positioned us to successfully compete in a dynamic energy marketplace in 2015 and beyond.

While the accomplishments above, led by our experienced and talented management team, were significant, the Compensation Committee also recognizes the meaningful impact that the recent and sudden downturn in the market had on our stock price. The Compensation Committee believes that our compensation plans and policies are well-designed and are structured to ensure that the compensation of all employees, including our Named Executive Officers, is aligned with the long-term interests of our stockholders. Accordingly, the Compensation Committee employed discretion to lower the final quantitative results of the 2015 short-term incentive program by nearly10% to better reflect the significant downturn in equity value experienced by our stockholders, please see "2015 STI Results" for further details. Additionally, our Named Executive Officers have experienced an average loss of nearly 80% of the realizable value of long-term incentives granted since 2013, including the vesting of the 2013 Performance Share Units, which cliff vested at the end of 2015 and resulted in no payment. These results are consistent with our desire to ensure that our compensation programs are designed to both pay for performance and ensure alignment with stockholder value.

Key Features of our Executive Compensation Program

We Do...	We Do Not...

✓

Pay for Performance via a compensation structure that includes a competitive base salary and performance based STI and LTI awards that are aligned with stockholder interests

✓

Provide LTI that include Performance Share Units based on Total Stockholder Return ("TSR") and cap these awards when TSR outperforms the peer group but is negative

✓

Have change in control benefits that are subject to "double trigger" provisions, requiring both the occurrence of a change in control event and involuntary termination

✓

Maintain and enforce stock ownership requirements for all officers that require attainment of ownership levels before equity transactions can occur

✓

Have a claw-back mechanism in place for incentive awards

✓

Establish a performance-based bonus pool

✓

Have an independent compensation consultant that reports directly to the Compensation Committee

✓

Conduct an annual risk assessment to ensure that the structure and design of our incentive compensation programs are not reasonably likely to result in excessive risk-taking that could have a material adverse impact on the Company

×

Offer supplemental executive retirement plan benefits

×

Engage in option backdating or re-pricing

×

Permit hedging or pledging of Company Stock by Directors or Officers

×

Provide excise tax assistance upon a change in control

×

Provide any material perquisites to executives, other than reimbursement for financial planning and tax advice

×

Other than our CEO, have employment agreements for our Named Executive Officers

×

Encourage excessive risk or inappropriate risk taking though our incentive programs; our plans focus on aligning our compensation policies with the long-term interests of our stockholders

×

Guarantee bonuses

36 2016 Proxy Statement

Compensation Discussion and Analysis

EXECUTIVE COMPENSATION PROGRAM OVERVIEW

Philosophy and Objectives of our Executive Compensation Programs

The executive compensation program, administered by the Compensation Committee, is primarily designed to attract, motivate and retain a highly qualified Executive Management Team capable of effectively managing and growing our business. Our executive compensation program reflects a fundamental belief that rewards should be competitive, both in elements and amount, with the broad labor market in which we compete for executive talent and commensurate with the Company's and the individual executive's performance.

•
Pay for Performance—Our total compensation for each individual provides reasonable upside potential for exceptional performance; as well as risk of no payment, with respect to incentive compensation, when performance objectives are not achieved. Our variable pay programs are designed as forward-looking incentives that reflect individual and corporate performance during the year under review.

•
Alignment with Stockholder Value—Our LTI awards encourage share price improvement and a strong link to stockholder interests. Our compensation programs are designed and administered to maximize stockholder value.

•
Market Competiveness—Our overall compensation strategy recognizes that attraction and retention of key talent is critical to the attainment of our stated business goals and objectives and to the creation of value for our stockholders.

Elements of our Executive Compensation Program

In 2015, the Compensation Committee continued to refine our executive compensation program as detailed below. The Compensation Committee strives to promote a pay for performance culture. The executive compensation program was designed to incorporate three primary elements: base salary, STI, and LTI awards.

Element	Key Characteristics	Pay at risk

Base Salary

•

Base Salary reflects each Named Executive Officer's scope, experience, qualifications, and impact to the outcomes of the organization

•

The Compensation Committee considers job responsibilities, budget for annual merit increases, external benchmark data, internal pay equity, and individual performance to determine the level of base salary for each Named Executive Officer

No

Short-Term Incentive Awards

•

STI awards are based on annual performance against specific identified financial, strategic, and operational goals and are designed to motivate Named Executive Officers to achieve short-term outcomes critical to our success and sustainable long-term value to our stockholders

•

STI performance period is January 1 through December 31 of each year

•

STI awards are paid out on or before March 15 following the end of the performance period

•

A funding gate must be achieved before any payout occurs

•

Payout may range from zero to two times target bonus opportunity

Yes; payout based on achievement of pre-established company goals and individual performance factors

2016 Proxy Statement 37

Compensation Discussion and Analysis

Element	Key Characteristics	Pay at risk

Long-Term Incentive Awards

•

LTI awards are structured to achieve a variety of objectives, including attracting and retaining executives, aligning executives' financial interests with the interest of stockholders; and rewarding the achievement of long-term strategic goals

•

LTI Awards for our Named Executive Officers are awarded with a mix of Performance Share Unit Awards, Restricted Stock Unit Awards and Stock Options

Yes; payout strongly linked to Dynegy's share price performance

Performance Share Unit Awards ("PSU's")

•

Significant portion of LTI mix

•

PSUs reward for performance relative to our peer group of companies

•

Award payouts capped if our Total Stockholder Return, or TSR, is negative

Yes; value linked to Dynegy's TSR relative to peers

	Restricted Stock Unit Awards • Subject to three-year vesting	Yes, value linked to Dynegy's share price

	Stock Option Awards • Subject to three-year vesting	Yes, value present only when Dynegy's share price increases above the strike price (stock price on the day of grant)

For 2015, the mix of pay across base salary, STI, and LTI awards for the CEO and the other Named Executive Officers was most heavily weighted towards at-risk pay, aligning performance with stockholder value.

CEO Total Target Compensation(1)	All Other NEOs Total Target Compensation

(1)
Does not include the restricted stock unit grant awarded on May 11, 2015 to Mr. Flexon in connection with the renewal of his employment agreement.

Peer Group and Benchmarking

The Compensation Committee uses compensation benchmarking data to provide a competitive market context to its decisions regarding compensation for the Named Executive Officers. To assist the Compensation Committee with setting 2015 target compensation levels, Meridian prepared a benchmarking review to assess the competitiveness of each element of compensation for the Named Executive Officers, and to provide information regarding incentive plan designs and pay practices within the energy industry.

The Compensation Committee reviewed and discussed the benchmarking data, and used the data to inform its compensation decisions. The Compensation Committee believes the combination of these two data perspectives offers an appropriate and credible basis for benchmarking the compensation of the Named Executive Officers. The Committee will continue to evaluate this approach and available data sources, and make changes as appropriate.

38 2016 Proxy Statement

Compensation Discussion and Analysis

The benchmarking approach for the 2014-2015 officer benchmarking cycle uses two sources of market data to assess the competitiveness of Dynegy's executive compensation program—information contained in the public disclosures of a selected group of peer companies, and data from the Equilar Executive Compensation Survey.

Selection of the peer companies presents certain challenges, due to the limited number of directly comparable companies. While the Compensation Committee, with the assistance of Meridian, has worked to develop a representative list of peer companies, given the unique profile and business model of independent power producers, or IPPs, there are only two direct peer companies in the current peer group—NRG Energy Inc. and Calpine Corporation (a third IPP, Talen Energy Corporation, will be added in 2016). Therefore, the Committee elected to include companies from three segments of the energy industry—independent power producers, electric utilities and multi-utilities (i.e., electric and gas) to provide a more robust peer group. Specific factors considered in selection of the peer group include:

•
Financial and Operational Metrics—assets, revenues, market capitalization, enterprise value;

•
Operational Scope—merchant generation capacity, industry segment, commercial, retail and commodity focus;

•
Market-Based Factors—labor market requirements (e.g., finance, operations, commercial), competition for executive talent, comparability of pay data; and

•
External stockholder and governance evaluations of Dynegy's pay levels and practices.

The Compensation Committee reviews the composition of the peer group annually and considers changes as warranted. The peer group used in the benchmarking review used to make compensation decisions for 2015 consisted of the following twelve companies, which is the same set of companies that comprised our peer group in 2014, or our selected peer group.

Peer Companies

• AES Corporation	• Entergy Corporation
• Ameren Corporation	• First Energy Corporation
• Atlantic Power Corporation	• NRG Energy Inc.
• Calpine Corporation	• PPL Corporation
• DTE Energy Company	• Public Service Enterprise Group Inc.
• Edison International	• TransAlta Corporation

Data from the Equilar Executive Compensation Survey are based on 36 energy industry companies of comparable size to Dynegy (median revenue of $3.2 billion). If insufficient energy industry data are available, general industry data is used. Please see the table in Annex A for a listing of the companies included in the survey data.

Position matches are developed for each of the Named Executive Officers to positions with similar roles and responsibilities at both the peer companies and in the surveys. The Compensation Committee does not target specific percentiles within the benchmark data provided by these sources when making compensation decisions. Rather, the Compensation Committee considers the competitive ranges and determines the appropriate competitive positioning for each Named Executive Officer based on a variety of factors including its assessment of the individual skills, expertise and performance relative to the market benchmarks.

2016 Proxy Statement 39

Compensation Discussion and Analysis

2015 COMPENSATION

Base Salary

The Compensation Committee considers job responsibilities, external benchmark data, internal pay equity, and individual performance to determine the level of base salary for each Named Executive Officer. In early 2015, the Compensation Committee reviewed these factors and base salaries for the Named Executive Officers and approved increases as indicated below:

Named Executive Officer	Base Salary as of December 2014	Base Salary as of December 2015	Percentage Increase from 2014

Robert Flexon	$1,000,000	$1,100,000	10%

Clint Freeland	$520,000	$570,000	9.6%

Carolyn Burke	$500,000	$515,000	3%

Catherine James	$495,000	$510,000	3%

Henry Jones	$495,000	$510,000	3%

The Compensation Committee recommended increases for Mr. Freeland, Ms. Burke, Ms. James, and Mr. Jones comparable to the peer market levels, job complexity, and individual performance. The 9.6% increase in Mr. Freeland's base salary reflects both his 2015 performance in leading the Finance organization as well as to bring his base salary in line with other CFO's in the selected peer group. Mr. Flexon's salary increase was based on benchmark data from our selected peer group, the Company's performance, and his individual contribution to the organization's success. The Compensation Committee sought to bring Mr. Flexon's salary closer to competitive benchmark levels and as such recommended a base salary adjustment, which was subsequently approved by the full Board.

Short-term Incentive Plan

The Dynegy Inc. Incentive Compensation Plan, or STI Plan, serves as a variable, at-risk mechanism to reward our Named Executive Officers and other eligible employees for the achievement of short-term performance objectives critical to our success. The STI Plan contains a number of components established to emphasize pay for performance by providing cash awards for the achievement of pre-determined levels of Company performance.

Performance-Based Bonus Pool

Annual bonus awards are paid from a performance-based bonus pool designed to fund bonus awards paid to our Named Executive Officers and other executives as determined through the STI Plan, and to allow for full tax deductibility of such bonuses. Each year, the Compensation Committee identifies executives covered under the bonus pool for that year, the performance-based formula used to fund the bonus pool, and the individual share of the bonus pool for each employee covered under the bonus pool.

To comply with Section 162(m) of the Internal Revenue Code, bonus awards that may be paid from the bonus pool are subject to the Compensation Committee's authority to reduce, but not increase, the amount of each covered executive's share of the bonus pool. The Compensation Committee may, in its sole discretion, increase or decrease individual bonus awards calculated under the STI Plan (as discussed below), provided that the resulting bonus award does not exceed the executive's individual share of the pool. Further, the exercise of negative discretion with respect to one covered executive may not result in an increase in the amount payable to another covered executive; and the sum of all covered executives' allocable shares of the pool may not exceed 100% of the total bonus pool.

In early 2015, the Compensation Committee established that the 2015 bonus pool would be funded in an amount equal to 5% of the Company's Adjusted EBITDA for the year. The Compensation Committee also

40 2016 Proxy Statement

Compensation Discussion and Analysis

identified the executives covered under the bonus pool, which included our Named Executive Officers, and assigned to the covered executives individual shares of the bonus pool. As discussed below, the design of the STI Plan provides each of our Named Executive Officers with the opportunity to earn up to a maximum of 200% of their individual bonus target, based on the Company's performance relative to pre-established performance components and levels of achievement. Provided that bonus award payouts to each executive covered under the pool does not exceed their individual share, the awards will be fully-deductible.

How Bonus Awards are Determined

Once the minimum performance level is achieved, STI awards are determined through the following calculation.

Individual Bonus Targets.    The STI target bonus opportunities for each Named Executive Officer were set at the time of their employment with Dynegy; however, the Compensation Committee, in conjunction with Meridian, reviews the STI targets each year for competitive alignment. For 2015, the STI target for Mr. Flexon was increased from 100% to 110%, for the first time since his employment with Dynegy in 2011, to position his target cash compensation in line with other CEO's in the selected peer group. The Compensation Committee believes the target bonus opportunities for the remaining Named Executive Officers are appropriately positioned relative to competitive benchmark levels and remain the same. The 2015 STI targets for each of the Named Executive Officers, expressed as a percentage of base salary, are as follows:

Named Executive Officer	Target Bonus Opportunity (percent of base pay)

Robert Flexon	110%

Clint Freeland	75%

Carolyn Burke	75%

Catherine James	75%

Henry Jones	75%

STI Plan Funding.    Performance objectives for the STI program are approved annually by the Compensation Committee and Board. Each year the Compensation Committee establishes a minimum performance funding gate. If the funding gate metric is not achieved, no STI awards are paid to any employee, including the Named Executive Officers. At the start of 2015, the Compensation Committee approved a funding gate for 2015 as Operating Cash Flow of $152 million. Following the closing of the Duke and EquiPower acquisitions, the funding gate was adjusted upward to $387 million to reflect the accretive impact of these transactions.

Funding for the STI awards is based on performance relative to Compensation Committee-approved Critical Success Factors and related performance metrics, which represent specific financial, strategic, operational and safety goals that are important indicators of our overall performance. The attainment of these goals directly relates to the achievement of sustainable long-term total returns for our stockholders. Each of the Critical Success Factors is weighted, and performance is measured against overall year-end performance to determine

2016 Proxy Statement 41

Compensation Discussion and Analysis

the overall funding of the STI program. In early 2015, the Compensation Committee approved the Critical Success Factors and the performance metrics to be used in determining STI awards for the year, as follows:

Critical Success Factors	Weighting

Capital Allocation	35%

Safety and Compliance	20%

Reliability	15%

Integration	15%

Commercial Management	15%

Individual Performance Adjustment.    In addition to the formulaic calculation of overall Company results relative to the Critical Success Factors, individual performance adjustments are made to determine bonus award payouts under the STI Plan. The individual performance adjustment is designed to recognize each Named Executive Officer's individual achievements for the respective performance year and may result in STI award payouts above or below actual funding percentage determined through the formulaic calculation. For 2015, the individual performance adjustments ranged from approximately 7% to 13% above actual funding for our named executive officers.

2015 STI Results.    In March 2016, the Compensation Committee determined that the 2015 funding gate of $387 million in Operating Cash Flow had been achieved. The Compensation Committee also reviewed the Company's performance relative to the 2015 Critical Success Factors and certified the quantitative result as 84.4% of target. The Compensation Committee carefully reviewed the attainment level for each of the Critical Success Factors and Mr. Flexon's recommendation to lower the funding level as a result of the loss of equity value experienced by Dynegy's stockholders over the course of 2015. In consideration of these factors, the Compensation Committee approved the total funding level at 75% of target. The detailed performance results relative to the Critical Success Factors are summarized in the following table.

Critical Success Factors

Capital Allocation

•

Adjusted EBITDA: Achieved $850 million vs. Threshold of $916 million (within public guidance range)

•

Free Cash Flow(2): Achieved $186 million vs. Threshold of $164 million (within public guidance range)

•

Completed the EquiPower and Duke acquisitions in April 2015

•

Announced a $250 million share repurchase program in August 2015, initially targeted for completion in 2016, which was completed in November ahead of schedule

Safety & Compliance

•

Safety targets not met for employee and contractor recordable/lost time injuries: Employee Recordables Actual 38 vs. Target <26

•

Completed environmental compliance five-year cost estimates, implementation plans and timeline for 316(b), ELG and CCR

•

Achieved 60% CCB re-use in 2015 vs target of 61%

•

Installed 100% of ground watering monitoring wells at the Coal facilities

•

Maintained a strong controls environment across the organization with no Significant Deficiencies or Material Weaknesses, no NERC violations and 100% of represented and non-represented employee population completing required ethics and compliance training

Reliability

•

Equivalent availability factor for Coal segment was: 81.2% vs. Target of 88% at MISO Coal; 74.7% vs. Target of 83.3% at PJM Coal; and 85.6% vs. Target of 86.9% at IPH

•

In market availability for Gas segment was 98.2% vs. Target of 98%

•

Each of the six CCGT facilities in PJM set annual production records

42 2016 Proxy Statement

Compensation Discussion and Analysis

Critical Success Factors

Integration

•

Transaction Synergies: Achieved $155 million vs. Target of $40 million

•

More than 90% of all systems that were covered by the Transition Services Agreement with Duke were operational and migrated to Dynegy and all duplicate systems and applications acquired from EquiPower were eliminated within the targeted timeframes

Commercial Management

•

Successfully cleared, over Planning Years 2016/2017 through 2018/2019, volumes in the PJM auctions that will provide capacity revenues in excess of $1.6 billion

•

Secured Resource Adequacy capacity with Southern California Edison for Moss Landing 1 and 2 for 575 MW, 400 MW, and 850 MW, for calendar years 2017 through 2019; total revenues of $37 million

•

Completed Independent System Operator New England, or ISO-NE, "Rest of System" capacity sale to Green Mountain for 75 MW per year for Planning Years 2019/2020 through 2021/2022 with total revenues of ~$20 million

•

Achieved total Midcontinent Independent System Operator, Inc., or MISO, capacity sales of $66 million

•

Joppa firm transmission path to PJM confirmed by Tennessee Valley Authority, or TVA, and completed subsequent MISO review

•

Re-commissioned 225MW of previously mothballed combustion turbines at Joppa activated in August 2015 at a cost of $6.40/kW

•

260MW of uprates in interconnection queue with more than 70MW in uprates completed at Hanging Rock and remaining uprates expected online in 2016 and 2017

(2)
We define Free Cash Flow as cash flow from operations less non-discretionary maintenance and environmental capital expenditures, the cash impact of acquisition-related fees and financing costs plus return on restricted cash. Free Cash Flow also includes receipts or payments related to interest rate swaps and excludes the impact of changes in collateral.

Total STI Funding

Critical Success Factors	Target Weighting	Actual Achievement	Weighted Performance Factor

Capital Allocation	35%	45%	15.75%

Safety & Compliance	20%	65%	13.00%

Reliability	15%	75%	11.25%

Integration	15%	175%	26.25%

Commercial Management	15%	121%	18.19%

Total (as a % of target bonus opportunity)			84.4%

Compensation Committee discretionary reduction to align STI funding with stockholder impact during 2015			(9.4)%

Final Approved Funding (as a % of target bonus opportunity)			75%

2016 Proxy Statement 43

Compensation Discussion and Analysis

Approved 2015 STI Bonus Awards.    In March 2016, the Compensation approved the following bonus awards for our Named Executive Officers, based on the Company's overall performance relative to the 2015 Critical Success Factors and assessments of their individual performance during the year.

Named Executive Officer	Bonus Target	STI Funding	Individual Performance Factor	2015 STI Award as a Percentage of Target	2015 STI Award Value

Robert Flexon	110%	75%	113%	85%	1,028,500

Clint Freeland	75%	75%	107%	80%	336,021

Carolyn Burke	75%	75%	113%	85%	326,378

Catherine James	75%	75%	107%	80%	304,079

Henry Jones	75%	75%	113%	85%	323,191

Key factors considered in the determination of the Individual Performance Factors included:

Robert Flexon:

As Chief Executive Officer, Mr. Flexon led the organization through its efforts to grow the business in what we believe are the most attractive competitive markets. Additional accomplishments in 2015 included:

•
Steered the Company through a deliberate and focused review of growth opportunities during 2015. These efforts culminated in the April 2015 closing of the EquiPower and Duke acquisitions, which have transformed our business. With the EquiPower and Duke acquisitions, Mr. Flexon has helped grow the company from approximately 10,000 MWs in 2012 to nearly 26,000 MW of generating capacity with added scale in diverse markets and a balanced portfolio of coal and gas fired assets.

•
The Company under Mr. Flexon's leadership met our 2015 financial goals and targets and he led the organization through meaningful commercial and retail accomplishments.

•
Has been the most visible and vocal leader in advocating for competitive power markets and efficient and transparent market structures.

•
Demonstrated exemplary traits in leading the organization through execution of its strategic business plan and building a management team that is highly respected across the industry.

•
Additionally, Mr. Flexon has continued to develop a well-respected leadership team that sets clear direction, maintains high visibility both internally and externally, has operated with a high transparency of communications and is focused on creating a strong culture of safety, collaboration, accountability and agility.

Clint Freeland:

As EVP and Chief Financial Officer, Mr. Freeland leads the finance organization, which had an excellent year in 2015, including:

•
Led the preparation, review and analysis of Dynegy's external financial reporting activities, including the Company meeting 2015 public guidance ranges for Adjusted EBITDA and Free Cash Flow.

•
Managed the capital allocation process including completion of the $250 million share repurchase program ahead of schedule which was driven by positive balance sheet improvements.

•
Improved internal processes and systems, including better management of the maintenance CAPEX program, and strong internal control environment.
44 2016 Proxy Statement

Compensation Discussion and Analysis

Carolyn Burke:

As EVP, Business Operations and Systems, Ms. Burke oversees the operations support and IT functions for the Company, including the highly successfully PRIDE Program. Specific accomplishments in 2015 included:

•
Developed and led our integration planning and synergy capture for the Duke and EquiPower acquisitions, including total transaction synergies of $155 million.

•
Continued to lead the implementation of Project Management methodologies to improve the speed and effectiveness of implementing improvements in our business model and processes across the organization, setting standards for project management, cost effectiveness and change management at Dynegy.

•
Successfully launched the next generation of PRIDE, PRIDE Energized, and oversaw the efforts that lead to the completion of PRIDE Accelerated one year ahead of schedule.

Catherine James:

As EVP, General Counsel and Chief Compliance Officer, Ms. James leads the legal organization, which provides impactful support and guidance to their customers throughout Dynegy. The legal team played a key role in 2015, assisting with a number of challenging and complex matters, including:

•
Provided leadership in addressing matters related to complaints filed at FERC regarding the MISO Zone 4 results for the 2015-2016 Planning Resource Auction.

•
Provided strong legal oversight in support the Company's acquisition and capital allocation activities, including successfully completing transaction-related regulatory approvals with FERC and execution of the share repurchase program.

•
Provided leadership and guidance in Compliance and Ethics, including a program to provide onsite ethics and compliance training to all employees at the newly-acquired facilities in 2015.

Hank Jones:

As EVP and Chief Commercial Officer, Mr. Jones oversaw significant improvements in the organization in 2015. Specific achievements included:

•
Strong commercial execution including outstanding PJM Capacity Performance results, incremental exports to PJM from our Illinois plants, leading Dynegy's response to the Illinois Power Authority procurement process and securing Resource Adequacy capacity with Southern California Edison for Moss Landing units 1 and 2.

•
Successful commercial integration following the Duke and EquiPower acquisitions, including transition of dispatch, seamless handover of legacy contracts and hedge positions and effective post-close hedging implementation.

Long-term Incentive Awards

Our LTI awards focus on the attainment of long-term performance goals and objectives, which are deemed instrumental in creating long-term value for stockholders and long-term retention incentives for our executives. The Compensation Committee reviews the LTI targets each year for competitive alignment. The Compensation Committee also reviews market trends related to the award mix and determines the appropriate mix of equity instruments considering market benchmark data. The Compensation Committee has strived to provide our Named Executive Officers with a balanced mix of LTI instruments during each annual grant. The Compensation Committee increased the use of PSUs in 2015 but still believes that the use of stock options and RSUs provide incentives that are aligned with stockholder interest and provide the necessary retention incentives for our Named Executive Officers.

2016 Proxy Statement 45

Compensation Discussion and Analysis

In March 2015, the Compensation Committee approved the following mix and grant of LTI awards (based on award values): 35% RSUs, 25% stock options, and 40% PSUs. This mix includes an increase in the percentage of PSUs from 35% to 40% (RSUs were lowered from 40% to 35%) consistent with the Compensation Committee's effort to provide increased portion of LTI value via performance-based awards. The awards for Mr. Freeland, Ms. Burke, Ms. James and Mr. Jones were recommended by Mr. Flexon and reviewed and approved by the Compensation Committee. The award levels reflect the contributions each have made and Mr. Flexon's and the Compensation Committee's desire to both retain each Named Executive Officer and ensure continued alignment with long-term stockholders' interests. Mr. Flexon's award was recommended by the Compensation Committee and approved by the full Board. In determining the award level, the Committee took into account Mr. Flexon's efforts and contributions in leading the Company, successful execution on critical objectives and the importance of retaining him as the Company pursues strategic opportunities to further grow the business.

The table below illustrates the 2015 LTI award grant value for each of the Named Executive Officers.

Named Executive Officer	Target Grant Value of 2015 Long-term Incentive Award(1)	Stock Option Value	Restricted Stock Unit Value	Performance Share Unit Target Value

Robert Flexon(2)	$4,690,000	$1,172,500	$1,641,500	$1,876,000

Clint Freeland	$1,100,000	$275,000	$385,000	$440,000

Carolyn Burke	$900,000	$225,000	$315,000	$360,000

Catherine James	$900,000	$225,000	$315,000	$360,000

Henry Jones	$900,000	$225,000	$315,000	$360,000

(1)
Note that the actual amount realized under these long-term incentive awards may materially differ from the grant values shown in the chart above.

(2)
Does not include the restricted stock unit grant awarded on May 11, 2015 to Mr. Flexon in connection with the renewal of his employment agreement which had a grant date value of $5,000,000.

Performance Share Units.    PSUs are earned over a three-year performance period starting on January 1, 2015 based on TSR over that period relative to the performance of a selected group of energy industry peer companies. The Compensation Committee selected TSR as the performance measurement since it directly aligns with the long-term interests of our stockholders. In addition, the Compensation Committee selected the peer companies because they are similar to the Company in terms of operations and business focus. Therefore, the peer companies provide an appropriate reference point against which to compare the Company's TSR. The number of PSUs granted to each Named Executive Officers was based on the PSU Target Value shown above divided by the closing stock price of our common stock on the day of grant. Each PSU corresponds in value to a single share of our common stock.

2015 TSR Peer Companies

AES Corporation	Entergy Corporation	NRG Energy Inc.
Calpine Corporation	Exelon	PPL Corporation
Dominion Resources	First Energy Corporation	Public Service Enterprise Group Inc.
DTE Energy Company	Nextera Energy Inc.	Sempra Energy

Set forth below are the key provisions of PSUs granted to our Named Executive Officers in 2015:

•
Payout opportunity of 0-200% of granted PSUs at target;

•
Earned PSUs are intended to be settled in shares;

•
Dynegy 3-year Cumulative TSR percentile ranking calculated at the end of the performance period and applied to a pre-established payout scale to determine the number of earned/vested PSUs;
46 2016 Proxy Statement

Compensation Discussion and Analysis

  •
  TSR calculated using an average stock price at the beginning and end of the performance period.

  •
  The 20-day average stock price calculation will be based on a period that is +/- 10 days around the measurement dates.

•
If absolute TSR is negative, the PSU award will be capped at 100% of the target number of PSUs granted, regardless of relative TSR positioning.

Percentile Rank Relative TSR	Payout % of Target (# of Shares)

90th percentile or better	200%

75th percentile	175%

50th percentile	100%

25th percentile	50%

<25th percentile	0%

Restricted Stock Units.    The number of RSUs granted to each Named Executive Officers was based on the RSU Value shown above divided by the closing stock price of our common stock on the day of grant. Each RSU corresponds in value to a single share of our common stock. RSU awards will vest in three equal annual installments starting on the first anniversary of the award's grant date. On each vesting date, the number of RSUs that vest will be settled and paid in a corresponding number of shares of our common stock.

Stock Options.    We granted stock options to each Named Executive Officer that allows for the purchase of a fixed number of shares of our common stock at a fixed price (i.e., exercise price) over a ten-year period. The exercise price is set at the closing price of a share of our common stock on the date of grant. The stock options vest in three equal annual installments starting on the first anniversary of the award's grant date. The number of stock options granted to each Named Executive Officers was based on the Stock Option Value shown above divided by the Black Scholes value of a single option determined on the day of grant.

Realizable Long-term Incentive Value as of December 31, 2015.    The Compensation Committee's objective with long-term incentives is to structure awards to achieve a variety of objectives, including attracting and retaining executives, including our Named Executive Officers, aligning executives' financial interests with the interests of our stockholders and rewarding the achievement of long-term strategic goals.

As detailed below, our Named Executive Officers have not received material financial awards as a result of the realization of the long-term incentive awards granted over the past three performance years. In reviewing the current value for long-term incentives granted in 2013, 2014 and 2015, compared to the intended value of these incentives at grant, the realizable value has declined on average by nearly 80% as compared to the value at grant for our Named Executive Officers.

2016 Proxy Statement 47

Compensation Discussion and Analysis

These results are consistent with our desire with the pay for performance and alignment with long-term stockholder interests philosophies that our compensation programs are designed to accomplish.

	Long-term Incentives Granted in 2013		Long-term Incentives Granted in 2014		Long-term Incentives Granted in 2015		Total 2013-2015 Long-term Incentives

Named Executive Officer	Grant Value	Realizable Value(1)(2)(3)	Grant Value	Realizable Value(1)(2)(4)	Grant Value(6)	Realizable Value(1)(2)(5)	Grant Value	Realizable Value

Robert Flexon	$3,000,000	$635,074	$3,300,000	$560,560	$9,690,000	$2,764,747	$15,990,000	$4,503,432

Clint Freeland	$1,000,000	$211,698	$825,000	$140,147	$1,100,000	$296,207	$2,925,000	$671,474

Carolyn Burke	$750,000	$158,769	$800,000	$135,893	$900,000	$242,348	$2,450,000	$558,686

Catherine James	$800,000	$169,360	$800,000	$135,893	$900,000	$242,348	$2,500,000	$573,198

Henry Jones	$2,200,000	$446,027	$800,000	$135,893	$900,000	$242,348	$3,900,000	$952,271

(1)
Dynegy closing stock price of $13.40 as of December 31, 2015 used to determine realizable value.

(2)
Assumes zero value for all previously issued stock options (strike price for 2013 grant was $23.10; $23.03 for the 2014 grant; and $27.24 for the 2015 grant).

(3)
2013 PSUs resulted in no payment.

(4)
Assumes no payment for 2014 PSUs based on TSR position as of December 31, 2015.

(5)
Assumes 2015 PSUs vest at 100%.

(6)
Includes May 2015 long-term incentives granted to Mr. Flexon in connection with the renewal of his employment agreement.

Retirement Benefit Plans

Our Named Executive Officers, similar to all employees, participate in our two qualified retirement plans: the Dynegy Inc. 401(k) Plan and the Dynegy Inc. Retirement Plan. The Dynegy 401(k) Plan provides for a dollar-for-dollar match for each dollar contributed (on a pre-tax basis) up to 5% of salary (with such elective contributions capped at $18,000 for 2015). Our matching contributions to the Dynegy 401(k) Plan vest at a rate of 50% per year of service.

The Dynegy Inc. Retirement Plan provides a monthly benefit at retirement. The amount of the retirement benefit is based, in part, on amounts contributed by the Company to each participant's retirement account. The contribution rate is equal to 6% of a participant's salary (with such salary capped at $265,000 for plan purposes for 2015).

Our Named Executive Officers are all fully vested in the 401(k) and Retirement Plans and do not participate in any supplemental executive retirement plans.

48 2016 Proxy Statement

Compensation Discussion and Analysis

Executive Perquisites

On an annual basis, the Compensation Committee reviews executive perquisites. For 2015, each Named Executive Officer is eligible to receive an annual reimbursement for reasonable costs incurred for individual tax and financial planning advice up to $10,000. The total value of perquisites for each of our Named Executive Officers represents less than 1% of their total compensation in 2015.

Executive Agreements

In 2011, the company entered into employment agreements with Mr. Flexon, Mr. Freeland, Ms. Burke, and Ms. James. This was important in order for the company to attract talented and qualified executives during a period of significant uncertainty. In 2013, Mr. Jones entered into a similar agreement upon his employment. These employment agreements were originally set to expire on December 31, 2014 but the Compensation Committee elected to allow them to extend, per the terms of the individual agreements, for an additional term through December 31, 2015.

In May 2015, the Compensation Committee recommended, and the full Board approved, an amended employment agreement for Mr. Flexon. The amended agreement extends the term of Mr. Flexon's initial employment agreement through April 30, 2018. Key terms under the amended agreement include:

•
An annual base salary of $1,100,000, subject to annual adjustment.

•
An initial short-term incentive plan with an initial target award of 110% of his base salary, subject to annual review for increases.

•
Continued participation in the annual long-term incentive program as well as the Company's other employee benefit plans and programs.

The agreement can be extended by additional one-year periods, if at least 90 days before the end of the term, the Company and Mr. Flexon mutually agree in writing to extend the term. Additionally, upon termination of the agreement, each grant of stock options and RSUs will vest with shares of stock delivered on the original scheduled vesting dates and each grant of PSUs will vest and settle based on the Company's performance at the same time as payments are made to similarly situated employees.

In connection with the agreement, Mr. Flexon was granted, on May 11, 2015, a restricted stock unit award with a grant date value of $5,000,000. This award will vest on April 30, 2018. The amended agreement, and subsequent RSU award, reflects Mr. Flexon's exemplary efforts in leading and engineering a complete financial turnaround of the Company since his employment in June 2011. Under his leadership we have successfully pursued an aggressive internal improvement and external growth strategy that has strengthened operating base through the PRIDE program, while tripling our power generation capacity. These efforts have resulted in a stable, platform for future success and the Compensation Committee, and the full Board, wanted to take appropriate measures to retain Mr. Flexon, while further aligning him with the long-term interests of our stockholders.

In October 2015, the Executive Vice Presidents, or EVPs, including the Named Executive Officers, entered into Executive Participation Agreements, or the Participation Agreements.. These Participation Agreements provide uniform participation rights and protections for each executive, and replace their employment agreements which were subsequently terminated. The Participation Agreements include: 1) one-year terms with annual automatic extensions; 2) eligibility to participate in Dynegy's long-term incentive program; 3) financial and tax planning advice up to $10,000 annually; and 4) benefits provided under the Severance Pay Plan (as defined below). This move to eliminate employment agreements reflects the Compensation Committee's effort to limit employment agreements to the CEO, while still providing severance and termination protection to the EVPs.

Severance and Change in Control

We maintain plans under which specified payments and benefits would be provided to the Named Executive Officers in connection with a change in control. Previously, we maintained four separate plans, including the

2016 Proxy Statement 49

Compensation Discussion and Analysis

Dynegy Inc. Executive Severance and Dynegy Inc. Executive Change in Control Severance Pay Plans, which provide certain severance benefits payable in the event of an involuntary termination in connection with an involuntary termination without cause or in connection with a change in control.

Effective October 28, 2015, the Compensation Committee approved the Dynegy Severance Plan, or Severance Pay Plan. This Severance Pay Plan eliminates all previous severance plans and combines the severance plans for all employees, including our Named Executive Officers, into one plan. The Severance Pay Plan provides for payment of certain severance benefits in the event of a termination. The change in control severance benefits for our Named Executive officers remain unchanged from the previous plans, including the "double trigger" provision required to receive any severance payment. We believe these arrangements are important competitive benefits that assist in the attraction and retention of critical talent. Please read "Executive Compensation—Potential Payments Upon Termination or Change in Control" for further details on our Severance Pay Plan.

GOVERNANCE OF OUR EXECUTIVE COMPENSATION PRACTICES

Role of Compensation Committee

The Compensation Committee has overall responsibility for reviewing and approving the principal terms of any employment, change of control, severance, or other like agreement between the Company and its executive officers. The Compensation Committee established the overall compensation strategy and reviews such strategy at least annually for alignment with our business strategy and with similar programs offered by our competitors to ensure compensation arrangements are designed to provide incentives that are consistent with our stakeholders of the Company but do not encourage senior executives to take excessive risks that threaten the value of the Company.

Role of Compensation Consultant

As set forth in its charter, the Compensation Committee has the authority to retain or obtain the advice of a compensation consultant, and shall be directly responsible for the appointment, compensation and oversight of the work of the consultant. Since 2012, the Compensation Committee has retained Meridian as its independent advisor. Meridian is an independent compensation consulting firm and does not provide any other services to the Company outside of matters pertaining to executive and director compensation and related corporate governance matters. Meridian reports directly to the Compensation Committee, which is the sole party responsible for determining the scope of services performed by Meridian, the directions given to Meridian regarding the performance of those services, and the approval of the payment of invoices for those services. The Compensation Committee utilized Meridian in 2015 to provide information, analyses, and advice regarding executive compensation matters.

The Compensation Committee determined that the services provided by Meridian to the Compensation Committee during 2015 did not give rise to any conflicts of interest. The Compensation Committee made this determination by assessing the independence of Meridian under the applicable rules adopted by the SEC and incorporated into the NYSE Corporate Governance Listing Standards. In making this assessment, the Compensation Committee also considered Meridian's written correspondence to the Compensation Committee that affirmed the independence of Meridian and the partners, consultants and employees who provide services to the Compensation Committee on executive and director compensation matters.

Stock Ownership Guidelines

We have established Stock Ownership Guidelines for officers to provide further alignment of interests among our executive officers and our stockholders. These guidelines are mandatory for all members of the executive management team and other officers. Executives are required to achieve ownership levels within five years of hire or appointment. For those executives in place at bankruptcy emergence on October 1, 2012, the five year ramp up period was reset to the emergence date. Individuals holding the following titles are included in this

50 2016 Proxy Statement

Compensation Discussion and Analysis

group: Chief Executive Officer and President, Executive Vice President, Senior Vice President and Vice President.

With the significant decline in our share price over the past 12 months and the resulting effect of all previously issued stock options being below their strike price, as of December 31, 2015 our Named Executive Officers, although still in the ramp up period, are below the stock ownership guideline thresholds. We believe that our Named Executive Officers continue to be aligned with the long-term interests of stockholders with respect to both our employee long-term incentive programs and their individual commitments to the Company as illustrated by their aggregate purchase of 51,750 shares in the open market over the course of 2015.

The shares counted for purposes of the stock ownership guidelines include shares owned outright, unvested restricted shares, vested stock options (in-the-money), and other share-based equivalents that may be used by Dynegy from time to time. The guidelines are expressed as a multiple of base salary and vary by level. Targets for the Named Executive Officers are as follows:

Chief Executive Officer	5 × annual base salary

Executive Vice President	3 × annual base salary

Risk Analysis

The Compensation Committee annually conducts an incentive risk assessment to ensure the structure and design of our Compensation programs are not reasonably likely to result in excessive risk taking that could have a material adverse impact on the company.

Say on Pay

At our annual meeting of stockholders held in June 2015, we received a favorable result on our Say on Pay proposal, with 97.5% of our stockholders represented in person (through internet access) or by proxy voting to approve the compensation of our Named Executive Officers.

The Compensation Committee believes that the Say on Pay result provides a strong indication that a significant majority of our stockholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of the Named Executive Officers with the interests of our stockholders. The Compensation Committee will continue to consider the outcomes of our Say on Pay votes when making future compensation decisions.

Potential Impact of Restatements and Ability to Claw Back Compensation Awards

The Compensation Committee has a mechanism to address any restatements, if they occur, that may impact our key financial metrics and our financial performance. The Compensation Committee will take action, as it determines to be appropriate, with respect to bonuses or other incentive or equity compensation awards to the extent such specified performance targets were not achieved in light of a restatement, which could include seeking to recover amounts paid. We believe this mechanism allows for remedial action to be taken if executive compensation is awarded for achievement of financial performance that is later determined not to have been achieved and further aligns our Named Executive Officers' interests with those of our stockholders.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for individual compensation paid to the Chief Executive Officer and the other four highest compensated executive officers to the extent the compensation exceeds $1 million in any year. Performance-based compensation paid pursuant to a stockholder-approved incentive plan is not subject to the Section 162(m) limitations if certain requirements are met. As part of its role, the Compensation Committee reviews and considers the financial reporting and income tax deductibility of the compensation of our executive officers. Our policy is to utilize available tax deductions whenever appropriate and consistent with our compensation philosophy and objectives. However, the Compensation Committee retains the discretion to provide compensation to our executive officers that may not be fully deductible.

2016 Proxy Statement 51

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

Our executive compensation program is administered and reviewed by the Compensation Committee, which consists of Messrs. Barbas (Chairman), Kuersteiner and Stein, all of whom are independent directors as such term is defined in the NYSE and SEC Rules. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted by the members of the Compensation Committee of the Board as of March 1, 2016:

Paul M. Barbas, Chairman
Richard L. Kuersteiner
Jeffrey S. Stein

COMPENSATION AND HUMAN RESOURCES COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Barbas, Kuersteiner and Stein currently serve on the Compensation Committee. None of these members is a current or former officer or employee of Dynegy or any of its subsidiaries, is involved in any relationship requiring disclosure as an interlocking executive officer or director, or had any relationship requiring disclosure under Item 404 of Regulation S-K.

52 2016 Proxy Statement

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR 2013, 2014 AND 2015

The following table sets forth certain information regarding the compensation earned by or awarded to our Named Executive Officers for 2013, 2014 and 2015 (with information only for the years during which each individual was named a Named Executive Officer):

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	Option Awards(3)	Non-Equity Incentive Plan Comp.(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Comp.(6)	Total

Robert Flexon	2013	$896,154	$670,833	$2,489,322	$750,000	$1,100,000	$17,844	$38,429	$5,962,582
President &	2014	$984,615	$670,833	$2,761,881	$825,000	$1,428,000	$18,520	$38,708	$6,727,557
Chief Executive Officer	2015	$1,080,769	$—	$8,716,574	$1,172,504	$1,028,500	$19,239	$39,449	$12,057,035

Clint Freeland	2013	$492,308	$210,000	$829,799	$250,000	$410,000	$16,085	$30,122	$2,238,314
Executive Vice President &	2014	$516,923	$210,000	$690,487	$206,250	$556,920	$17,271	$30,570	$2,228,421
Chief Financial Officer	2015	$560,385	$—	$871,700	$275,001	$336,021	$17,874	$31,739	$2,092,720

Carolyn Burke	2013	$471,154	$177,000	$622,330	$187,500	$435,000	$15,966	$31,863	$1,940,813
Executive Vice President,	2014	$496,154	$177,000	$669,573	$200,000	$513,188	$17,104	$32,696	$2,105,715
Business Operations &	2015	$512,115	$—	$713,201	$225,003	$326,378	$17,728	$33,565	$1,827,990
Systems

Catherine James	2013	$471,154	$210,000	$663,862	$200,000	$410,000	$15,909	$33,575	$2,004,500
Executive Vice President,	2014	$491,923	$210,000	$669,573	$200,000	$508,056	$17,025	$34,416	$2,130,993
General Counsel & Chief	2015	$507,115	$—	$713,201	$225,003	$304,079	$17,658	$36,106	$1,803,162
Compliance Officer

Henry Jones	2013	$347,115	$500,000	$1,794,824	$550,000	$300,000	$15,300	$32,896	$3,540,135
Executive Vice President &	2014	$491,923	$—	$669,573	$200,000	$508,056	$16,175	$35,280	$1,921,007
Chief Commercial Officer	2015	$507,115	$—	$713,201	$225,003	$323,191	$16,907	$33,795	$1,819,212

(1)
Amounts include salary earned for a full 12 months. Actual salary earned in any calendar year may vary from the annual base salary due to timing of pay cycles and time of service.

(2)
Amounts shown for 2013 and 2014 under Bonus, except for Mr. Jones, include amounts paid in 2013 and 2014 under the 2012 Long Term Incentive Program—Cash. The Named Executive Officers received one-third of the total amount upon the Effective Date (October 2012) and the first and second anniversary dates. For Mr. Jones, the amount for 2013 includes a cash sign-on bonus received upon commencement of employment.

(3)
The amounts shown under "Stock Awards" for 2013, 2014 and 2015 reflect the aggregate grant date fair value for RSUs and PSUs (using the Monte Carlo valuation model) calculated in accordance with FASB ASC Topic 718. The amounts shown under "Option/SAR Awards" for 2013, 2014 and 2015 reflect the aggregate grant date fair value for options (using the Black Scholes valuation model) calculated in accordance with FASB ASC Topic 718. Please read the discussion of the assumptions used in such valuation in Notes 17 and 18 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2015.

  For 2013, RSUs and stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 18, 2014. For 2014, RSUs and stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 3, 2015. For 2015, RSUs and stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 3, 2016. The PSUs for 2013, 2014 and 2015 require performance goals to be attained over a three-year period following the granting of the opportunity for any actual award to be earned. For the grant date fair value of the PSUs, the value reported in the table is based on the probable outcome of the performance conditions as of the grant date using the Monte Carlo valuation model. Based on the share price at grant and assuming the maximum market and financial performance conditions are achieved, the maximum value of the PSUs granted in fiscal year 2013, payable following completion of the 2013-2015 performance period, are: Mr. Flexon $1,500,022, Mr. Freeland $500,023, Ms. Burke $375,005, Ms. James $400,046 and Mr. Jones $1,100,017. The performance criteria for the 2013 PSUs were not met resulting in no payment, thereby reducing the total value realization of the 2013 PSUs. For fiscal year 2014, payable following completion of the 2014-2016 performance period are: Mr. Flexon $2,310,001, Mr. Freeland $577,500, Ms. Burke $560,054, Ms. James $560,044 and Mr. Jones $560,044. For fiscal year 2015, payable following completion of the 2015-2017 performance period are: Mr. Flexon $3,752,038, Mr. Freeland $880,015, Ms. Burke $720,008, Ms. James $720,008 and Mr. Jones $720,008. Please read "Compensation Discussion and Analysis—2015 Compensation—Long-term Incentive Awards—Realizable Long-term Incentive Value as of December 31, 2015" above for further discussion of value realization of long-term incentive awards.

  Please also read "Compensation Discussion and Analysis—2015 Compensation—Long-term Incentive Awards" for a breakdown of the 2015 LTI award grant date values for RSUs, stock options and PSUs for each Named Executive Officer.

2016 Proxy Statement 53

Executive Compensation

(4)
The amounts shown under "Non-Equity Incentive Plan Compensation" for 2013, 2014 and 2015 reflect cash bonuses awarded under the STI Plan. The 2013 incentive payments were earned in 2013 and paid in March 2014, the 2014 incentive payments were earned in 2014 and paid in March 2015 and the 2015 incentive payments were earned in 2015 and paid in March 2016.

(5)
The amounts shown for the Named Executive Officers reflect changes in pension value under the Retirement Plan and the Dynegy Inc. Restoration Pension Plan, as amended, or the Restoration Pension Plan.

(6)
The amounts shown as "All Other Compensation" for 2013, 2014 and 2015 are identified in the following table:

Name	Year	Perquisites and Other Personal Benefits ($)(1)	Tax Reimbursements ($)	401(k) Plan Contributions	Restoration 401(k) Savings Plan Contributions	Portable Retirement Plan Contributions	Restoration Pension Plan Contributions	Life Insurance Premiums	Total

Robert Flexon	2013	$—	$—	$12,500	$—	$15,300	$—	$10,629	$38,429
	2014	$—	$—	$13,000	$—	$15,600	$—	$10,108	$38,708
	2015	$—	$—	$13,250	$—	$15,900	$—	$10,299	$39,449

Clint Freeland	2013	$—	$—	$9,231	$—	$15,300	$—	$5,591	$30,122
	2014	$—	$—	$8,846	$—	$15,600	$—	$6,124	$30,570
	2014	$—	$—	$9,385	$—	$15,900	$—	$6,454	$31,739

Carolyn Burke	2013	$—	$—	$11,038	$—	$15,300	$—	$5,525	$31,863
	2014	$—	$—	$11,269	$—	$15,600	$—	$5,827	$32,696
	2015	$—	$—	$11,550	$—	$15,900	$—	$6,115	$33,565

Catherine James	2013	$—	$—	$12,750	$—	$15,300	$—	$5,525	$33,575
	2014	$—	$—	$13,000	$—	$15,600	$—	$5,816	$34,416
	2015	$—	$—	$13,250	$—	$15,900	$—	$6,956	$36,106

Henry Jones	2013	$—	$—	$12,750	$—	$15,300	$—	$4,846	$32,896
	2014	$—	$—	$13,000	$—	$15,600	$—	$6,680	$35,280
	2015	$—	$—	$8,683	$—	$15,900	$—	$9,212	$33,795

  (1)
  For 2013, 2014 and 2015, the Named Executive Officers did not receive perquisites that exceeded the $10,000 threshold for reporting purposes.

GRANTS OF PLAN-BASED AWARDS IN 2015

The following table sets forth certain information with respect to each grant of an award made to the Named Executive Officers in 2015 under the 2012 Long Term Incentive Plan:

	Estimated Possible Payments Under Non-Equity Incentive Plan Awards(1)				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards Number of Shares of	All Other Option/SAR Awards Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and

Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units(3)	Options/ SARs(4)	SAR Awards	Option/SAR Awards(5)

Robert Flexon	3/3/15	$—	1,210,000	$—	34,435	68,870	137,740	60,261	148,984	$27.24	$4,889,078

	5/11/15	$—	—	$—	—	—	—	153,563	—	—	$5,000,011

Clint Freeland	3/3/15	$—	427,500	$—	8,077	16,153	32,306	14,134	34,943	$27.24	$1,146,701

Carolyn Burke	3/3/15	$—	386,250	$—	6,608	13,216	26,432	11,564	28,590	$27.24	$938,205

Catherine James	3/3/15	$—	382,500	$—	6,608	13,216	26,432	11,564	28,590	$27.24	$938,205

Henry Jones	3/3/15	$—	382,500	$—	6,608	13,216	26,432	11,564	28,590	$27.24	$938,205

(1)
The amounts shown represent the awards that could be earned by the Named Executive Officers under the STI Plan for 2015. Based upon Mr. Flexon's employment agreement, target is set at 110% of base salary and target is set at 75% of base salary for Messrs. Freeland and Jones and Mses. Burke and James. The actual payouts to eligible executives under the STI Plan were determined in March 2016 and are shown in the Summary Compensation Table under "Non-Equity Incentive Plan Compensation."

(2)
In March 2015, PSUs were granted under the 2012 Long Term Incentive Plan. The PSUs require performance goals to be attained over a three-year period upon the granting of the opportunity for any actual award to be earned. For the grant date fair value of the PSUs, the value reported in the table is based on the probable outcome of the performance conditions as of the grant date, March 3, 2015, using the Monte Carlo valuation model.

(3)
The amounts shown under "All Other Stock Awards" for the Named Executive Officers reflect awards in the form of RSUs granted under the 2012 Long Term Incentive Plan. Each RSU represents a contingent right to receive one share of common stock. The RSUs granted on March 3, 2015 have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 3, 2016. The RSUs granted to Mr. Flexon on May 11, 2015 will vest on April 30, 2018.
54 2016 Proxy Statement

Executive Compensation

(4)
The amounts shown under "All Other Option/SAR Awards" reflect the number of shares of common stock underlying stock option awards granted to the Named Executive Officers under the 2012 Long Term Incentive Plan. The stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year beginning on March 3, 2016.

(5)
The amounts shown under "Grant Date Fair Value of Stock and Option Awards" reflect the grant date fair value for the RSUs, PSUs (using the Monte Carlo valuation model) and stock options (using the Black Scholes valuation model) computed in accordance with FASB ASC Topic 718. Please read the discussion of the assumptions used in such valuation in Notes 17 and 18 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2015.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

Upon our emergence from bankruptcy and pursuant to the Plan of Reorganization, all outstanding equity awards of the Company as of the Effective Date were cancelled. The following table sets forth certain information regarding unexercised option awards and unvested stock awards granted to each Named Executive Officer following emergence from bankruptcy that were outstanding as of December 31, 2015. The table does not include information regarding equity based awards related to 2015 performance that were or may be granted to the Named Executive Officers in 2016. The vesting schedules for each type of award are described in the footnotes to the table, and the vesting date for each award can be determined by referring to the grant date for each award in the table.

	Option/SAR Awards					Stock Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options/SARs Exercisable(1)	Number of Securities Underlying Unexercised Options/SARs Unexercisable(1)	Option/ SAR Exercise Price	Option/ SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2)	Market Value of Shares or Units of Stock That Have Not Vested(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3)

Robert Flexon	10/29/12	273,059	—	$18.70	10/29/2022	—	$—	—	$—
	3/18/13	67,568	33,784	$23.10	3/18/2023	21,645	$290,043	32,468	$435,071
	3/3/14	46,532	93,062	$23.03	3/3/2024	38,211	$512,027	50,152	$672,036
	3/3/15	—	148,984	$27.24	3/3/2025	60,261	$807,497	68,870	$922,858
	5/11/15	—	—	—	—	153,563	$2,057,744	—	$—

Clint Freeland	10/29/12	70,215	—	$18.70	10/29/2022	—	$—	—	$—
	3/18/13	22,523	11,261	$23.10	3/18/2023	7,215	$96,681	10,823	$145,028
	3/3/14	11,633	23,266	$23.03	3/3/2024	9,553	$128,010	12,538	$168,009
	3/3/15	—	34,943	$27.24	3/3/2025	14,134	$189,395	16,153	$216,450

Carolyn Burke	10/29/12	70,215	—	$18.70	10/29/2022	—	$—	—	$—
	3/18/13	16,892	8,446	$23.10	3/18/2023	5,411	$72,507	8,117	$108,768
	3/3/14	11,281	22,560	$23.03	3/3/2024	9,263	$124,124	12,159	$162,931
	3/3/15	—	28,590	$27.24	3/3/2025	11,564	$154,958	13,216	$177,094

Catherine James	10/29/12	70,215	—	$18.70	10/29/2022	—	$—	—	$—
	3/18/13	18,019	9,009	$23.10	3/18/2023	5,772	$77,345	8,659	$116,031
	3/3/14	11,281	22,560	$23.03	3/3/2024	9,263	$124,124	12,159	$162,931
	3/3/15	—	28,590	$27.24	3/3/2025	11,564	$154,958	13,216	$177,094

Henry Jones	4/1/13	47,518	23,759	$24.12	4/1/2023	15,202	$203,707	22,803	$305,560
	3/3/14	11,281	22,560	$23.03	3/3/2024	9,263	$124,124	12,159	$162,931
	3/3/15	—	28,590	$27.24	3/3/2025	11,564	$154,958	13,216	$177,094

(1)
Stock options have a three-year ratable vesting schedule, with 1/3 of each award vesting each year.

(2)
RSUs have a three-year ratable vesting schedule, with 1/3 of each award vesting each year with the exception of the RSUs granted to Mr. Flexon on May 11, 2015, which will vest on April 30, 2018.

(3)
The market value of the RSUs and PSUs (at "target" level) is based on the closing market price of our common stock on December 31, 2015 of $13.40. The performance criteria for the 2013 PSUs were not met resulting in no payment, thereby reducing the total value realization of the 2013 PSUs. Please read "Compensation Discussion and Analysis—2015 Compensation—Long Term Incentive Awards—Realizable Long-term Incentive Value as of December 31, 2015" above for further discussion of value realization of long-term incentive awards.

(4)
The PSUs require performance goals to be attained over a three-year period upon the granting of the opportunity for any actual award to be earned. The PSUs are payable, if performance criteria are met, in common stock.
2016 Proxy Statement 55

Executive Compensation

OPTION EXERCISES AND STOCK VESTED IN 2015

The following table sets forth certain information regarding the exercise of options and the vesting of stock awards by each Named Executive Officer during 2015:

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting ($)

Robert Flexon	—	$—	75,844	$1,827,599

Clint Freeland	—	$—	21,016	$513,813

Carolyn Burke	—	$—	19,067	$457,836

Catherine James	—	$—	19,428	$468,247

Henry Jones	—	$—	19,834	$586,796

(1)
Number of shares acquired are pre-tax and do not account for shares withheld to pay taxes.

PENSION BENEFITS

The following table sets forth certain information with respect to the Retirement Plan and Restoration Pension Plan, except as otherwise noted, as they provide for payment at, following, or in connection with retirement for the Named Executive Officers as of December 31, 2015:

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit	Payments During Last Fiscal Year

Robert Flexon	Retirement Plan	4.48	$81,657	—
	Restoration Pension Plan		$13,714	—

Clint Freeland	Retirement Plan	4.49	$79,577	—
	Restoration Pension Plan		$—	—

Carolyn Burke	Retirement Plan	4.34	$74,839	—
	Restoration Pension Plan		$—	—

Catherine James	Retirement Plan	4.27	$72,589	—
	Restoration Pension Plan		$—	—

Henry Jones	Retirement Plan	2.75	$48,382	—
	Restoration Pension Plan		$—	—

(1)
Dynegy's allocations to the Retirement Plan for the PRB component of that plan vest at a rate of 33%, 67% and 100% after completion of each year of service over three years. Our allocations to the Restoration Pension Plan vested at the same rate as under the PRB component of the Retirement Plan. Effective January 1, 2012, participation in the Restoration Pension Plan was frozen, and benefit accruals were suspended.

Our Named Executive Officers are eligible for qualified pension benefits under the Retirement Plan. The pension benefit is based on the PRB portion of the Retirement Plan, which provides a defined benefit that grows each year at a variable rate (30-year Treasury rate). This benefit, which was introduced in 2001, provides an annual contribution of 6% of each eligible employee's salary, including each Named Executive Officer's salary, capped at $265,000 for 2015. Our Named Executive Officers were eligible in 2011 to participate in the Restoration Pension Plan, which is an unfunded, nonqualified plan designed to provide an allocation or benefit to certain employees that are highly compensated and whose company pension contributions are limited under certain Internal Revenue Service, or IRS, requirements for qualified plans. Under the Restoration Pension Plan the allocations or benefits were intended to supplement or make up for what affected employees would have received under the Retirement Plan but for the IRS limitations. The participation in the Restoration Pension

56 2016 Proxy Statement

Executive Compensation

Plan was frozen, effective for periods on and after January 1, 2012, and benefit accruals have also been suspended.

The present values of accumulated benefits payable to each of the Named Executive Officers under the Retirement Plan and Restoration Pension Plan were determined using assumptions consistent with those used in Note 18 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2015.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into certain agreements and maintain certain plans, as described below, which require us to provide specified payments and benefits to our Named Executive Officers as a result of severance eligible events, a change in control, retirement, death, and disability.

Employment Agreement

Robert Flexon.    Mr. Flexon's employment agreement commenced on July 11, 2011 and on May 6, 2015 was amended and restated through April 30, 2018. Under the amended and restated agreement, Mr. Flexon's base salary was set at $1,100,000, subject to review by the Board from time to time for increases. He participates in our STI Plan with a target award of 110% of his base salary. In connection with execution of the amended and restated agreement, Mr. Flexon received a restricted stock unit award grant on May 11, 2015 with a grant date value of $5,000,000, which will vest on April 30, 2018.

Furthermore, Mr. Flexon is eligible to receive additional annual award grants pursuant to our LTI programs and he participates in our other employee benefit plans and programs, including severance benefits described below. If Mr. Flexon is terminated for any reason as described in his employment agreement, we are obligated to pay or provide to Mr. Flexon (or his estate, if applicable) in a lump sum within 30 days following such termination, or at such other time prescribed by any applicable plan: (1) any base salary payable to him pursuant to the agreement, accrued up to and including the date on which Mr. Flexon's employment terminates; (2) any employee benefits to which he is entitled upon termination of his employment in accordance with the terms and conditions of the applicable plans; (3) reimbursement for any unreimbursed business expenses incurred prior to his date of termination; and (4) payment for accrued but unused vacation time as of the date of his termination, in accordance with our policies.

Participation Agreements

On October 28, 2015, the EVPs entered into Participation Agreements. Simultaneous with the commencement of the Participation Agreements all existing EVP employment agreements, including the Named Executive Officers' agreements, were terminated. The Participation Agreements provide for guaranteed participation rights and protections in certain compensation and benefits plans, including our LTI programs and the Severance Pay Plan.

Voluntary Resignation and Termination for Cause

Except as otherwise described under "Severance Eligible Terminations" and "Change in Control," our Named Executive Officers are not entitled to payments or benefits in connection with a voluntary resignation or termination for cause, other than payments for amounts due before such termination. Under our company policy applicable to all employees, a Named Executive Officer terminated under such circumstances would be entitled to vacation pay accrued up to the month of termination. A Named Executive Officer would be able to exercise any options vested before the date of termination upon termination for cause and for a 90-day period after the date of termination upon a voluntary resignation, or through the end of the option term, if less. Vested options that were not exercised before the date of termination, in the case of termination for cause, or before the end of the 90-day period, or end of the option term if less, in the case of voluntary resignation,

2016 Proxy Statement 57

Executive Compensation

unvested options, RSUs and PSUs would all be forfeited as a result of termination in accordance with the applicable award agreement.

Severance Eligible Terminations

Any outstanding stock options, RSUs, phantom stock units, PSUs and other equity based awards previously granted to our executives will vest based upon the applicable LTI award agreement.

In addition, pursuant to our Severance Pay Plan, our executives are entitled to payment of severance benefits if their employment is terminated due to an involuntary termination without cause or upon a "good reason" termination. A good reason termination is defined as a voluntary resignation following a material reduction in the nature or scope of the executive's authority or duties, a material diminution in the executive's base salary or STI target, or a change in the location of the executive's principal place of employment by 50 miles or more. Severance benefits for executives under the Severance Pay Plan, which are payable in a lump sum, include:

•
for the Chief Executive Officer and Executive Vice President, 200% of compensation (defined as base salary plus target bonus);

•
for any Vice President, 100% of compensation (defined as base salary plus target bonus);

•
the executive shall be eligible to receive a pro-rata bonus payment (determined by actual performance of the Company), which shall be paid at the same time as STI payments are made if the executives termination occurs on or after July 1. In addition, the executive shall be eligible to receive any STI payment for the prior year that has not been paid as of the termination date;

•
continued participation in our group health care plan that provides medical and dental for 24 months for a Chief Executive Officer and Executive Vice President and 12 months for a Vice President, provided the executive continues to pay premiums at active employee rates, with such coverage ending immediately upon the executive obtaining new employment and eligibility for similar coverage;

•
benefits resulting from a change of control would be cut back if doing so would result in greater after-tax proceeds to an executive absent such cut back "Best Net provision". Otherwise, the executive would receive payment of all change of control related benefits and would be responsible for paying any excise tax incurred under Internal Revenue Code section 280(G); and

•
outplacement assistance benefits, as determined by the plan administrator, for a period of time equal to the minimum number of months of base pay such executive is entitled to receive under the Executive Severance Pay Plan (but in any event not beyond the end of the second calendar year following the calendar year in which the executive terminated employment), with such benefits paid directly to the outplacement assistance provider and not to the executive in a lump sum.

The foregoing benefits may be subject to the following material conditions or obligations:

•
non-competition, non-disclosure, non-disparagement, and non-solicitation requirements; and

•
execution and performance of a release and waiver of liability agreement with respect to his or her employment and termination.

Change in Control

In the event of a change in control or Corporate Change, the RSUs and option awards granted under the 2012 Long Term Incentive Plan require a double trigger, both the occurrence of a Corporate Change and an involuntary termination, to vest. For PSUs, upon a Corporate Change, the Name Executive Officers would be entitled to receive payment as prescribed by the award agreement regardless of whether the Named Executive Officer is terminated.

In addition, each of our executives is entitled to severance benefits if, no earlier than 60 days before and in connection with or within two years after a change in control, such executive is subject to an involuntary

58 2016 Proxy Statement

Executive Compensation

termination or termination for good reason, as defined in the Severance Pay Plan. A good reason termination is defined as a voluntary resignation following a material reduction in the nature or scope of the executive's authority or duties, a material diminution in the executive's base salary or STI target, or a change in the location of the executive's principal place of employment by 50 miles or more.

Change in control benefits under the Severance Pay Plan include:

•
for the Chief Executive Officer, 299% of compensation (defined as base salary plus target bonus);

•
for any Executive Vice President, 250% of compensation (defined as base salary plus target bonus);

•
for any Vice President, 150% of compensation (defined as base salary plus target bonus);

•
the executive shall be eligible to receive a pro-rata bonus payment, which shall be paid at the same time as STI payments. In addition, the executive shall be eligible to receive any STI payment for the prior year that has not been paid as of the termination date;

•
continued participation in our group health care plan that provides medical and dental for 36 months for a Chief Executive Officer, 30 months for an Executive Vice President and 18 months for a Vice President, provided the executive continues to pay premiums at active employee rates, with such coverage ending immediately upon the executive obtaining new employment and eligibility for similar coverage;

•
benefits resulting from a change of control would be cut back if doing so would result in greater after-tax proceeds to an executive absent such cut back "Best Net provision". Otherwise, the executive would receive payment of all change of control related benefits and would be responsible for paying any excise tax incurred under Internal Revenue Code section 280(G); and

•
outplacement assistance benefits at least equivalent to those that would have been provided to the Named Executive Officer before the change in control (but in any event not beyond the end of the second calendar year following the calendar year in which the executive terminated employment), with such benefits paid directly to the outplacement assistance provider and not to the executive in a lump sum.

The foregoing benefits may be subject to the following material conditions or obligations:

•
non-competition, non-disclosure, non-disparagement, and non-solicitation requirements; and

•
execution and performance of a release and waiver of liability agreement with respect to his or her employment and termination.

Retirement

As of December 31, 2015, none of our Named Executive Officers have reached eligibility age for payments upon retirement.

Disability or Death

All of our employees may elect to participate in our disability policy, and any participating employee would be entitled to long-term disability benefits under such disability policy if he or she paid any required premiums. All of our Named Executive Officers have elected to participate in our disability policy. Under such policy, all employees at the level of Vice President or above are entitled to 12 months of the monthly base salary that is in effect on the date that the employee is determined to be disabled. Additionally, employees at the level of Vice President or above are also provided with additional basic life insurance coverage as supplemental life insurance equal to 12 months of monthly base salary.

Further, in the event of death, the medical, dental and vision benefits that we maintained for the deceased employee at the level of Vice President or above and his or her family would be maintained for 12 months after the date of death, provided that such employee's covered dependents continue to pay the required premiums. Such employee's Dynegy 401(k) Plan distributions and Retirement Plan benefits would generally be paid to his or her beneficiary. Health benefits in the event of disability vary depending on the type of disability.

2016 Proxy Statement 59

Executive Compensation

In addition, each Named Executive Officer's equity based awards would vest upon death or disability in accordance with the applicable LTI award agreement.

Potential Payments and Benefits

The following tables describe the estimated potential payments we would have been required to make to our Named Executive Officers under the severance and change in control plans, as applicable, upon termination of their employment under various circumstances. The following assumptions and general principles apply with respect to these tables:

•
The amounts shown assume the applicable termination event took place on December 31, 2015, the last business day of the year; accordingly, values associated with LTI awards made in March 2016 are not included;

•
The price per share used to calculate the value of the equity based payments is the closing price of our common stock on December 31, 2015 of $13.40;

•
The amounts shown as "Base salary" under the "Severance Eligible Termination" and "Change in Control" columns are the lump sum cash payments described above as compensation under "—Severance Eligible" and "—Change in Control," respectively;

•
The amounts shown as "Short-term Incentive Bonus" under the "Severance Eligible Termination" and "Change in Control" columns are calculated based upon achieving target; however, actual results could differ based upon Company performance;

•
The amounts shown for "Medical, dental and vision benefits" under the "Severance eligible terminations" column assume that the applicable Named Executive Officer continued to participate in our group health care for the maximum period of time permitted for such Named Executive Officer under the Executive Severance Pay Plan; and

•
The amounts shown for "Accidental death & dismemberment insurance proceeds" under the "Disability" column represent the maximum payment available under the applicable accidental death and disability policy. The actual value could be lower depending on the type of disability. Under the "Death" column is the maximum payment if death occurred from an accident covered under the applicable accidental death and disability policy.

	Voluntary Resignation / For Cause Termination(1)	Severance Eligible Termination(2)	Change in Control(2)	Disability	Death

Robert Flexon
Base salary	$—	$4,620,000	$6,906,900	$1,100,000	$—

Short-term incentive bonus	—	1,210,000	1,210,000	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	3,667,312	3,667,312	3,667,312	3,667,312

Accelerated performance units(4)	—	1,068,137	2,029,966	2,029,966	2,029,966

Incremental non-qualified pension	12,414	12,414	12,414	12,414	12,414

Medical, dental and vision benefits	—	29,485	44,227	—	29,485

Life insurance proceeds	—	—	—	—	2,200,000

Accidental death & dismemberment insurance proceeds	—	—	—	2,200,000	2,200,000

Out-placement services	—	20,000	20,000	—	—

Total	$12,414	$10,627,348	$13,890,819	$9,009,692	$10,139,177

60 2016 Proxy Statement

Executive Compensation

	Voluntary Resignation / For Cause Termination(1)	Severance Eligible Termination(2)	Change in Control(2)	Disability	Death

Clint Freeland
Base salary	$—	$1,995,000	$2,493,750	$570,000	$—

Short-term incentive bonus	—	427,500	427,500	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	414,087	414,087	414,087	414,087

Accelerated performance units(4)	—	296,774	529,488	529,488	529,488

Incremental non-qualified pension	—	—	—	—	—

Medical, dental and vision benefits	—	14,742	36,856	—	14,742

Life insurance proceeds	—	—	—	—	1,140,000

Accidental death & dismemberment insurance proceeds	—	—	—	1,140,000	1,140,000

Out-placement services	—	20,000	20,000	—	—

Total	$0	$3,168,103	$3,921,681	$2,653,574	$3,238,317

Carolyn Burke
Base salary	$—	$1,802,500	$2,253,125	$515,000	$—

Short-term incentive bonus	—	386,250	386,250	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	351,589	351,589	351,589	351,589

Accelerated performance units(4)	—	249,145	448,793	448,793	448,793

Incremental non-qualified pension	—	—	—	—	—

Medical, dental and vision benefits	—	5,062	12,655	—	5,062

Life insurance proceeds	—	—	—	—	1,030,000

Accidental death & dismemberment insurance proceeds	—	—	—	1,030,000	1,030,000

Out-placement services	—	20,000	20,000	—	—

Total	$0	$2,814,546	$3,472,412	$2,345,382	$2,865,444

Catherine James
Base salary	$—	$1,785,000	$2,231,250	$510,000	$—

Short-term incentive bonus	—	382,500	382,500	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	356,427	356,427	356,427	356,427

Accelerated performance units(4)	—	255,890	456,056	456,056	456,056

Incremental non-qualified pension	—	—	—	—	—

Medical, dental and vision benefits	—	4,851	12,128	—	4,851

Life insurance proceeds	—	—	—	—	1,020,000

Accidental death & dismemberment insurance proceeds	—	—	—	1,020,000	1,020,000

Out-placement services	—	20,000	20,000	—	—

Total	$0	$2,804,668	$3,458,361	$2,342,482	$2,857,334

2016 Proxy Statement 61

Executive Compensation

	Voluntary Resignation / For Cause Termination(1)	Severance Eligible Termination(2)	Change in Control(2)	Disability	Death

Henry Jones
Base salary	$—	$1,785,000	$2,231,250	$510,000	$—

Short-term incentive bonus	—	382,500	382,500	—	—

Vested/accelerated stock options(3)	—	—	—	—	—

Accelerated restricted stock units	—	482,789	482,789	482,789	482,789

Accelerated performance units(4)	—	428,229	645,585	645,585	645,585

Incremental non-qualified pension	—	—	—	—	—

Medical, dental and vision benefits	—	29,485	44,227	—	29,485

Life insurance proceeds	—	—	—	—	1,020,000

Accidental death & dismemberment insurance proceeds	—	—	—	1,020,000	1,020,000

Out-placement services	—	20,000	20,000	—	—

Total	$0	$3,128,002	$3,806,351	$2,658,374	$3,197,859

(1)
The Named Executive Officers would be able to exercise any options vested before the day of termination for cause or for a 90-day period after the date of termination upon a voluntary resignation, or through the end of the option term, if less.

(2)
The Named Executive Officers are eligible to participate in the Severance Pay Plan. Under the Severance Pay Plan, in the event an Involuntary Termination occurs each is eligible to receive 200% his or her compensation (annual base salary plus target STI award). The executives shall also be eligible to receive a pro-rata bonus payment (determined by actual performance of the Company), which shall be paid at the same time as STI payments are made if the executives termination occurs on or after July 1. The Severance Pay Plan also provides for medical, dental, and vision benefits at the active employee rates for 24 months. Under the Change in Control provision of the Severance Pay Plan, in the event of an Involuntary Termination, Mr. Flexon is eligible to receive a severance payment equal to 299% his compensation (annual base salary plus target STI award), a pro-rata bonus payment (determined by actual performance of the Company), which shall be paid at the same time as STI payments are made, 36 months of medical, dental, and vision benefits coverage at the active employee rates. Messrs. Freeland and Jones and Mses. Burke and James are eligible to receive a severance payment equal to 250% their compensation (annual base salary plus target STI award), a pro-rata bonus payment (determined by actual performance of the Company), which shall be paid at the same time as STI payments are made, and 30 months of medical, dental, and vision benefits coverage at the active employee rates. In the event of a change in control and subsequent Involuntary Termination, the Named Executive Officers will also have accelerated vesting treatment on the Incremental non-qualified pension. Outplacement services are made available under both plans for all eligible employees.

(3)
As of December 31, 2015, the strike price for all vested options held by the Named Executive Officers was higher than the value of the stock.

(4)
Under the PSU award agreement, the Name Executive Officers would be entitled to a pro-rata vesting of the PSUs at the "target" level of the award for an involuntary termination without cause. Upon a Corporate Change, each Name Executive Officer would be entitled to receive payment as prescribed by the award agreement regardless of whether he or she is terminated. For purposes of this table, the value for a corporate change was calculated using the "target" level.
62 2016 Proxy Statement

PROPOSAL 2—APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

A proposal will be presented at the meeting asking stockholders to approve on an advisory basis the compensation of Dynegy's Named Executive Officers as described in this proxy statement. Please see our "Compensation Discussion and Analysis" section beginning on page 35 for a discussion of our compensation program for our Named Executive Officers.

At our annual meeting of stockholders held in June 2015, we received a favorable result on our Say on Pay proposal, with 97.5% of our stockholders represented in person (through internet access) or by proxy voting to approve the compensation of our Named Executive Officers.

The Compensation Committee believes that the Say on Pay result provides a strong indication that a significant majority of our stockholders are satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of the Named Executive Officers with the interests of our stockholders. The Compensation Committee will continue to consider the outcomes of our Say on Pay votes when making future compensation decisions.

Consistent with the stated philosophy and objectives of our executive compensation programs as described in our Compensation Discussion and Analysis, the structure of our compensation program reflects the following key objectives:

•
Pay for Performance—Our total compensation for each individual provides reasonable upside potential for exceptional performance; as well as risk of no payment, with respect to incentive compensation, when performance objectives are not achieved. Our variable pay programs are designed as forward-looking incentives that reflect individual and corporate performance during the year under review.

•
Alignment with Stockholder Value—Our LTI awards encourage share price improvement and a strong link to stockholder interests. Our compensation programs are designed and administered to maximize stockholder value.

•
Market Competiveness—Our overall compensation strategy recognizes that attraction and retention of key talent is critical to the attainment of our stated business goals and objectives and to the creation of value for our stockholders.
2016 Proxy Statement 63

Proposal 2—Approval of Compensation of Our Named Executive Officers

Key Features of our Executive Compensation Program

We Do...	We Do Not...

✓

Pay for Performance via a compensation structure that includes a competitive base salary and performance based STI and LTI awards that are aligned with stockholder interests

✓

Provide LTI that include Performance Share Units based on Total Stockholder Return ("TSR") and cap these awards when TSR outperforms the peer group but is negative

✓

Have change in control cash severance benefits that are subject to "double trigger" provisions which require both the occurrence of a change in control event and involuntary termination

✓

Enforce stock ownership requirements for all officers that require attainment of ownership levels before equity transactions can occur

✓

Have an independent compensation consultant that reports directly to the Compensation Committee

✓

Conduct an annual incentive risk assessment to ensure that the structure and design of our compensation programs are not reasonably likely to result in excessive risk-taking that could have a material adverse impact on the Company

✓

Have a claw-back mechanism in place for incentive awards

✓

Establish a performance-based bonus pool

×

Offer supplemental executive retirement plan benefits

×

Engage in option backdating or re-pricing

×

Permit hedging or pledging of Company Stock by Directors or Officers

×

Provide excise tax assistance upon a change in control

×

Provide any material perquisites, other than reimbursement for financial planning and tax advice

×

Other than our CEO, have employment agreements for our Named Executive Officer

×

Encourage excessive risk or inappropriate risk taking though our incentive programs; our plans focus on aligning our compensation policies with the long-term interests of our stockholders

×

Guarantee bonuses

Pay for Performance & Alignment with Stockholder Value—Realizable Long-term Incentive Value as of December 31, 2015.

As detailed below, our Named Executive Officers have not received material financial awards as a result of the realization of the long-term incentive awards granted over the past three performance years. In reviewing the current value for long-term incentives granted in 2013, 2014 and 2015, compared to the intended value of these incentives at grant, the realizable value has declined on average by nearly 80% as compared to the value at grant for our Named Executive Officers.

64 2016 Proxy Statement

Proposal 2—Approval of Compensation of Our Named Executive Officers

These results are consistent with our desire with the pay for performance and alignment with long-term stockholder interests philosophies that our compensation programs are designed to accomplish.

	Long-term Incentives Granted in 2013		Long-term Incentives Granted in 2014		Long-term Incentives Granted in 2015		Total 2013-2015 Long-term Incentives

Named Executive Officer	Grant Value	Realizable Value(1)(2)(3)	Grant Value	Realizable Value(1)(2)(4)	Grant Value(6)	Realizable Value(1)(2)(5)	Grant Value	Realizable Value

Robert Flexon	$3,000,000	$635,074	$3,300,000	$560,560	$9,690,000	$2,764,747	$15,990,000	$4,503,432

Clint Freeland	$1,000,000	$211,698	$825,000	$140,147	$1,100,000	$296,207	$2,925,000	$671,474

Carolyn Burke	$750,000	$158,769	$800,000	$135,893	$900,000	$242,348	$2,450,000	$558,686

Catherine James	$800,000	$169,360	$800,000	$135,893	$900,000	$242,348	$2,500,000	$573,198

Henry Jones	$2,200,000	$446,027	$800,000	$135,893	$900,000	$242,348	$3,900,000	$952,271

(1)
Dynegy closing stock price of $13.40 as of December 31, 2015 used to determine realizable value.

(2)
Assumes zero value for all previously issued stock options (strike price for 2013 grant was $23.10; $23.03 for the 2014 grant; and $27.24 for the 2015 grant).

(3)
2013 PSUs resulted in no payment.

(4)
Assumes no payment for 2014 PSUs based on TSR position as of December 31, 2015.

(5)
Assumes 2015 PSUs vest at 100%.

(6)
Includes May 2015 long-term incentives granted to Mr. Flexon in connection with the renewal of his employment agreement.

The advisory vote on the following resolution is not intended to address any specific element of compensation; rather, it relates to the overall compensation of the Company's Named Executive Officers, as well as the philosophy, policies and practices described in this proxy statement. You have the opportunity to vote for, against or abstain from voting on the following resolution relating to executive compensation:

THEREFORE, BE IT RESOLVED, that the stockholders of Dynegy approve, on an advisory basis, the compensation of Dynegy's Named Executive Officers listed in the 2015 Summary Compensation Table included in the proxy statement for this meeting, as such compensation is disclosed pursuant to Item 402 of Regulation S-K in this proxy statement under the section entitled "Executive Compensation," including the compensation tables and other narrative executive compensation disclosures set forth under that section, as well as the section in the proxy statement entitled "Compensation Discussion and Analysis."

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Proposal 2—Approval of Compensation of Our Named Executive Officers

This advisory vote on the compensation of Dynegy's Named Executive Officers gives stockholders another mechanism to convey their views about Dynegy's compensation programs and policies. Although your vote on executive compensation is not binding on us, the Board values the views of stockholders. The Board and Compensation Committee will review the results of the vote and take them into consideration in addressing future compensation policies and decisions.

The Board unanimously recommends that stockholders vote FOR the proposal to approve the compensation of our Named Executive Officers.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth certain information as of December 31, 2015 as it relates to our equity compensation plans for our common stock:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights(a)	Weighted-average exercise price of outstanding options and rights(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)

Equity compensation plans approved by security holders(1)	3,821,834	$24.61	1,493,514

Equity compensation plans not approved by security holders	—	—	—

Total	3,821,834	$24.61	1,493,514

(1)
The plan that is approved by our security holders is the 2012 Long Term Incentive Plan. Please read "Note 17—Capital Stock—Stock Award Plans" in our Annual Report for further discussion.

PROPOSAL 3—APPROVAL OF AMENDMENTS TO OUR 2012 LONG TERM INCENTIVE PLAN

INTRODUCTION

A proposal will be presented at the meeting asking stockholders to approve amendments to our 2012 Long Term Incentive Plan, or the Amended and Restated 2012 Plan, to increase the number of shares of our common stock available for the grant of awards under the plan. The 2012 Long Term Incentive Plan was adopted as of October 1, 2012, the effective date of our reorganization under Chapter 11 of the United States Bankruptcy Code, and authorized 6,084,576 shares of our common stock for the grant of awards thereunder. As of March 22, 2016, there were 649,301 shares available for future grants under the 2012 Long Term Incentive Plan.

The Board believes approval of the Amended and Restated 2012 Plan, in the form attached hereto as Annex B, is in the best interests of Dynegy and necessary to give us the flexibility to responsibly address future retention and equity compensation needs. The amendments will increase by 2,600,000 the number of authorized shares available for the grant of awards under the Amended and Restated 2012 Plan.

The Board is also asking the stockholders to reapprove the Amended and Restated 2012 Plan for purposes of Section 162(m) of the Internal Revenue Code in order to permit certain awards that may be granted in the future under the Amended and Restated 2012 Plan to qualify as performance based compensation that is exempt from the $1 million deduction limit under Section 162(m) of the Internal Revenue Code.

The affirmative vote of a majority of the votes cast is required to approve the proposal to approve amendments to our 2012 Long Term Incentive Plan. Each holder of our common stock is entitled to one vote for each share held. Abstentions will have the same effect as a vote AGAINST this proposal. Broker non-votes are not counted.

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BACKGROUND AND REASONS TO APPROVE THE AMENDED AND RESTATED 2012 PLAN

Responsible Grant Practices.    We have a history of responsible equity grant practices and are committed to continuing to make responsible and judicious equity grants, as evidenced by the following:

•
Burn Rate. Our three-year average burn rate, which is a measure of our equity grants expressed as a percentage of our outstanding shares of common stock, is only 1.24%, which is lower than the current industry norm.

•
Overhang. As of December 31, 2015, our overhang rate was only 3.3%. Overhang is the sum of current options outstanding and other unvested equity awards plus shares available for grant under our current long-term incentive plans divided by the common stock outstanding. 1,832,227 options were outstanding with a $22.81 weighted average exercise price and a 8.54 years weighted average remaining term, and 1,989,607 "full-value awards" (as defined below) were outstanding/non-vested.

•
Voting Power Dilution. Assuming the Amended and Restated 2012 Plan is approved our potential dilution level would be (on a fully diluted basis) 6.8%, which is at or below the industry average. Dilution on a fully diluted basis is the sum of current options outstanding and other unvested equity awards plus shares available in the pool plus the requested shares under the Amended and Restated 2012 Plan divided by the common stock outstanding plus current options outstanding and other unvested equity awards plus the shares available in the pool plus the requested shares under the Amended and Restated 2012 Plan.

•
Grants to Broad Base of Employees. In fiscal year 2015, equity grants were made to 1,308 employees. The majority (about 99.2%) were in various non-executive positions. As discussed more fully below, we believe that granting equity compensation to a large number of employees, which includes but is not limited to our Named Executive Officers, is important for the future success of our business because it aligns our employees with our stockholders to achieve long-term growth and enables us to attract and retain talented employees.

•
Significant Portion of Performance Unit Awards. In fiscal year 2015, 40% of the equity awards granted to employees at the level of Managing Director and above (including all Named Executive Officers) were in the form of performance unit awards, and in the current 2016 fiscal year, 40% of the equity grants made to Managing Directors and above were also performance unit awards. The performance unit awards require performance goals to be attained over a three-year period following the granting of the opportunity for any actual award to vest.

Alignment with Stockholder Value.    Granting equity compensation awards to employees and our directors is an important way to align the interests of those individuals with the interests of our stockholders. The value of equity compensation is dependent upon the value of our common stock. Individuals who are granted equity compensation therefore have a direct financial interest in the performance of that stock. An important purpose of the Amended and Restated 2012 Plan is thus to provide eligible individuals with additional incentive and reward opportunities designed to enhance our long-term profitability and further align such individuals' interests with those of our stockholders by strengthening their concern for the welfare of us and our affiliates.

Tool for Attracting and Retaining Talent.    The Amended and Restated 2012 Plan is also designed to enable us to better attract high-quality employees and directors. We believe that our equity compensation practices are in-line with those of our peers. Thus, our ability to offer equity compensation as a component of the total compensation and rewards packages for our employees is critical to keep those compensation packages competitive with those of our peers. Being able to attract and retain talented and motivated employees, we believe, in turn, is critical to the long-term success of our power generation business. Approval of the Amended and Restated 2012 Plan will ensure the availability of this tool to use in our employee recruiting, hiring and retention efforts on an ongoing basis and thereby support our long-term success.

Pay-for-Performance.    Part of our compensation philosophy is a belief that rewards should be based upon our performance and should not be viewed as entitlements. Equity awards, even those awards whose payout

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is not tied to achievement of specific performance goals, are inherently performance-based given the direct link between the value of the awards and the performance of our stock price. Past award grants are at risk given our stock price. Generally, all option grants since 2012 are underwater, and restricted stock grants issued in 2013, 2014 and 2015 have also significantly declined in value. In addition, the three-year performance unit awards granted in 2013, included those granted to all Named Executive Officers, vested at the end of 2015 for no payment. In 2015, the grant mix for executives was comprised of 40% performance unit awards, which require performance goals to be attained over a three-year period following the granting of the opportunity for any actual award to vest. The remainder of the 2015 grant mix for executives was comprised of 25% options and 35% restricted stock unit awards, the ultimate value of which is directly tied to our stock price performance. An equity award thus provides an opportunity for, but does not generally guarantee receipt of, a payout because the extent to which such an award will have value, if any, is dependent on our performance over the term applicable to the award. Given the inherent pay-for-performance nature of equity awards, having the flexibility to make such equity grants on a going-forward basis is an important mechanism in implementing our pay-for-performance compensation philosophy.

Performance Exemption for LTIP Grants.    Generally Section 162(m) of the Internal Revenue Code does not permit publicly traded companies to take a tax deduction for compensation in excess of $1 million that is paid to the chief executive officer or any of the three other highest compensated executive officers in a calendar year, unless that compensation is paid under a performance based plan that has been approved by the stockholders and satisfies certain other criteria. If our shareholders do not re-approve our Amended and Restated 2012 Plan at the Annual Meeting, we may continue to grant awards under the 2012 Long Term Incentive Plan but those grants may not qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and the deductibility of awards made to covered employees may be limited.

Exhaustion of Shares Available under Current LTIPs.    For all of the foregoing reasons, we believe it is essential that the Amended and Restated 2012 Plan be approved so that we can continue to make equity grants on a going-forward basis. As of March 22, 2016, shares under our existing 2012 Long Term Incentive Plan are largely exhausted, with only about 649,301 million shares remaining. If the Amended and Restated 2012 Plan is not approved, we will be significantly limited in our ability to issue long-term equity awards in 2016 and in subsequent years, which will, we believe, significantly impair our efforts in aligning employee's interests with those of stockholders, hiring and retaining top talent, and effecting the pay-for-performance component of our compensation philosophy.

IMPORTANT FEATURES

The Amended and Restated 2012 Plan has the following important features, which evidence our commitment to making responsible equity grants:

•
The plan provides for discretionary grants of the following types of awards:

•
stock options that do not constitute incentive stock options, or Non-statutory Stock Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or the Code;

•
stock options that constitute incentive stock options, or Incentive Stock Options as defined in Section 422 of the Code;

•
shares of common stock that are subject to restrictions on disposition and forfeiture under certain circumstances, or Restricted Stock Awards;

•
shares of common stock, cash payments (based on the fair market value of common stock or an amount equal to any appreciation or increase in the fair market value of common stock over a specified period of time) or a combination thereof, which vest over a period of time, or Phantom Stock Awards;

•
awards (which may or may not be granted in tandem with an option) that entitle the holder to receive an amount equal to the difference between the fair market value of the shares of common stock at the
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    time of exercise of the award and the option price and which may be settled upon exercise in shares of common stock, cash or a combination thereof, or Stock Appreciation Rights;

  •
  the right to receive shares of common stock or cash in the future, which vest over a period of time or on the basis of achieving certain performance measures, and is payable in cash, common stock or some combination thereof, or Stock Units; and

  •
  shares of common stock, cash payments or a combination thereof that may be earned based on the satisfaction of various performance measures, or Performance Awards.

  All of the above awards except Incentive Stock Options may be granted to directors and employees of; Incentive Stock Options may only be granted to employees of Dynegy and its subsidiary corporations in accordance with Section 422 of the Code.

•
Repricing of Incentive and Non-statutory Stock Options, collectively Options, and Stock Appreciation Rights to reduce the exercise price is prohibited unless stockholder approval is obtained, subject to the limited ability to make adjustments in connection with certain recapitalization and reorganization events.

•
Options and Stock Appreciation Rights must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.

•
Limits are imposed on share recycling. Shares withheld or tendered to pay the exercise price of an Option or other purchase price of an award or withholding tax obligations shall not be made available for reissuance.

AMENDED AND RESTATED 2012 PLAN

Set forth below is a summary of the material terms of the Amended and Restated 2012 Plan. This summary is qualified in its entirety by reference to the full text of the Amended and Restated 2012 Plan, which is attached to this proxy statement as Annex B.

Number of Shares Subject to the Amended and Restated 2012 Plan and Award Limits.    The aggregate maximum number of shares of common stock that will be issued under the Amended and Restated 2012 Plan is 3,249,301 shares, comprising 649,301 shares available as of March 22, 2016 and 2,600,000 new shares if approved by stockholders. Limitations also apply regarding the reissuance of shares in certain circumstances. Shares withheld or tendered to pay the exercise price of an Option or other purchase price of an award or withholding tax obligations shall not be made available for reissuance.

The maximum number of shares of common stock that may be subject to Options, Restricted Stock Awards, Stock Units and Performance Awards denominated in shares of common stock granted to any one individual during any calendar year may not exceed 1,000,000 shares of common stock. The maximum amount of compensation that may be paid under all Performance Awards under the Amended and Restated 2012 Plan that are denominated in cash (including the fair market value of any shares of common stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $10,000,000, and any payment due with respect to a Performance Award will be paid no later than ten years after the date of grant of such Performance Award. Limitations apply regarding the reissuance of shares in certain circumstances. Shares withheld or tendered to pay the exercise price of an Option or other purchase price of an award or withholding tax obligations shall not be made available for reissuance. The share limitations described in the preceding sentences may be adjusted upon a reorganization, stock split, recapitalization or other change in our capital structure.

Administration.    The Amended and Restated 2012 Plan will be administered by a committee, or the Committee, of, and appointed by, the Board that will be comprised solely of two or more non-employee directors who also qualify as "outside directors" (within the meaning assigned to such term under Section 162(m) of the Code and within the meaning of the term "non-employee director" as defined in SEC Rule 16b-3). The Board has appointed the Compensation Committee initially to administer the Amended and Restated 2012 Plan.

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The Compensation Committee will have full authority, subject to the terms of the Amended and Restated 2012 Plan, to establish rules and regulations for the proper administration of the Amended and Restated 2012 Plan, to select the employees and directors to whom awards are granted, and to set the date of grant, the type of award that shall be made and the other terms of the awards. When granting awards, the Compensation Committee will consider such factors as an individual's duties and present and potential contributions to our success and such other factors as the Compensation Committee may in its discretion deem relevant.

Eligibility.    All directors of Dynegy and all employees of Dynegy and its affiliates are eligible to participate in the Amended and Restated 2012 Plan. The selection of those employees and directors, from among those eligible, who will receive Incentive Stock Options, Non-statutory Stock Options, Restricted Stock Awards, Performance Awards, Stock Appreciation Rights, Stock Units, Phantom Stock Awards or any combination thereof is within the discretion of the Compensation Committee. However, Incentive Stock Options may be granted only to employees of Dynegy and its subsidiary corporations (as defined in Section 424 of the Code). As of March 1, 2016, approximately 1,261 individuals were potentially eligible to participate in the Amended and Restated 2012 Plan.

Term of Amended and Restated 2012 Plan.    The 2012 Long Term Incentive Plan was originally adopted as of October 1, 2012, the effective date of our reorganization under Chapter 11 of the United States Bankruptcy Code. No further awards may be granted under the Amended and Restated 2012 Plan after October 1, 2012, which is ten years after the Amended and Restated 2012 Plan's effective date, and the Amended and Restated 2012 Plan will terminate thereafter once all awards have been satisfied, exercised or expire. The Board in its discretion may terminate the Amended and Restated 2012 Plan at any time with respect to any shares of common stock for which awards have not theretofore been granted.

Stock Options

Term of Option.    The term of each Option will be as specified by the Compensation Committee at the date of grant (but not more than ten years). The effect of the termination of an optionee's employment or membership on the Board will be specified in the Option award agreement that evidences each Option grant.

Option Price and Restrictions on Repricing.    The Option price will be determined by the Compensation Committee and will be no less than the fair market value of the shares on the date that the Option is granted. Except for adjustments for certain changes in the common stock, the Compensation Committee may not, without the approval of our stockholders, amend any outstanding Option award agreement that evidences an Option grant to lower the Option exercise price or to cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

Special Rules for Incentive Stock Options for Certain Stockholders.    If an Incentive Stock Option is granted to an employee who then owns, directly or by attribution under the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of Dynegy or a subsidiary, then the term of the option will not exceed five years, and the option price will be at least 110% of the fair market value of the shares on the date that the option is granted.

Size of Grant.    Subject to the limitations described above under the section "Shares Subject to the Plan; Award Limits; Grant of Awards," the number of shares for which an Option is granted to an employee or director will be determined by the Compensation Committee.

Status of Options.    The status of each Option granted to an employee as either an Incentive Stock Option or a Non-statutory Stock Option will be designated by the Compensation Committee at the time of grant. If, however, the aggregate fair market value (determined as of the date of grant) of shares with respect to which Incentive Stock Options become exercisable for the first time by an employee exceeds $100,000 in any calendar year, the options with respect to the excess shares will be Non-statutory Stock Options. All options granted to non-employee directors, if any, will be Non-statutory Stock Options.

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Payment.    The Option price upon exercise may, at the discretion of the Compensation Committee, be paid by an optionee in cash, other shares of common stock owned by the optionee or by a combination of cash and common stock. Additionally, Stock Appreciation Rights, as described further below under the section "Stock Appreciation Rights," may be granted to optionees in conjunction with Options granted under the Amended and Restated 2012 Plan. The Amended and Restated 2012 Plan also allows the Compensation Committee, in its discretion, to establish procedures pursuant to which an optionee may affect a cashless exercise of an Option.

Option Award Agreement.    All Options will be evidenced by a written agreement containing provisions consistent with the Amended and Restated 2012 Plan. The agreements will include details about the effect of termination of employment on the exercisability of the Option, any vesting or performance periods applicable to the Option and such other provisions as the Compensation Committee deems appropriate. The Compensation Committee generally has the discretion to amend outstanding Option award agreements.

Transferability.    An Incentive Stock Option is not transferable other than by will or the laws of descent and distribution, and may be exercised during the employee's lifetime only by the employee or his or her guardian or legal representative. A Non-statutory Stock Option is not transferable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or with the consent of the Compensation Committee.

Restricted Stock Awards

Transfer Restrictions and Forfeiture Obligations.    Pursuant to a Restricted Stock Award, shares of common stock will be issued or delivered to the employee or director at the time the award is made without any payment to us (other than for any payment amount determined by the Compensation Committee in its discretion), but such shares will be subject to certain restrictions on the disposition thereof and certain obligations to forfeit and surrender such shares as may be determined in the discretion of the Compensation Committee. The Compensation Committee may provide that the restrictions on disposition and the obligations to forfeit the shares will lapse based on:

•
the attainment of one or more performance measures established by the Compensation Committee that are based on the following criteria: (1) the price of a share of common stock, (2) Dynegy's earnings per share derived from all or any segment or portion of Dynegy designated by the Compensation Committee, (3) return on capital employed by Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (4) revenues of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (5) net income (before or after taxes) of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (6) the cash flow return on investment of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (7) the earnings before or after interest, taxes, depreciation, and/or amortization of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee (including any derivations or adjusted version of this criteria as determined by the Compensation Committee) or any other earnings metric of Dynegy, (8) return on stockholders' equity achieved by Dynegy, (9) total stockholders' return achieved by Dynegy, (10) operating cash flow, free cash flow or any other cash flow metric of Dynegy or a segment or portion of Dynegy designated by the Compensation Committee, (11) Dynegy's liquidity or the liquidity of any segment or portion of Dynegy designated by the Compensation Committee, (12) operating, capital or general and administrative, or G&A, expenses of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (13) addition of economic value to or by Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (14) safety, environmental, health or operational performance, based on an objective, measurable metric, of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (15) any other performance metric selected by the Compensation Committee in its sole discretion, including a metric relating to Dynegy or any segment or portion of Dynegy designated by the Compensation Committee (including, but not limited to, any business unit or functional area of Dynegy), or (16) a combination of two or more of any of the foregoing;
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•
the holder's continued employment or continued service as a director with Dynegy and its affiliates for a specified period;

•
the occurrence of any event or the satisfaction of any other condition specified by the Compensation Committee in its sole discretion; or

•
a combination of any of the foregoing factors.

Additionally, the above-described performance measures may be made subject to adjustment by the Compensation Committee for specified significant extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indices, and may be contingent upon our future performance. Upon the issuance of shares of common stock pursuant to a Restricted Stock Award, except for the foregoing restrictions and unless otherwise provided in the award agreement, the recipient of the award will have all the rights of our stockholders with respect to such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however that (1) until all forfeiture restrictions have expired, the award recipient will not be entitled to delivery of a stock certificate, we will retain custody of the stock and the award recipient may not sell, transfer, pledge, exchange or otherwise dispose of the stock, and (2) a breach of the terms and conditions established by the Compensation Committee and set forth in an award agreement will cause forfeiture of the Restricted Stock Award. At the time of such award, the Compensation Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the effect of the termination of employment or service as a director of a recipient of a Restricted Stock Award (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions.

Accelerated Vesting.    The Compensation Committee may, in its discretion, fully vest any outstanding Restricted Stock Award as of a date determined by the Compensation Committee, but the Compensation Committee may not take any action to vest a Restricted Stock Award that has been granted to a "covered employee" (within the meaning of Section 162(m) of the Code) if such award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code.

Other Terms and Conditions.    The Compensation Committee may establish other terms and conditions for the issuance of Restricted Stock Awards under the Amended and Restated 2012 Plan.

Phantom Stock Awards

General.    Phantom Stock Awards under the Amended and Restated 2012 Plan are awards of rights to receive common stock (or the fair market value thereof), or rights to receive amounts equal to share appreciation over a specific period of time.

Forfeiture Obligations and Termination of Award.    Phantom Stock Awards vest over a period of time established by the Compensation Committee, with or without satisfaction of any performance criteria or objectives, as determined by the Compensation Committee in its sole discretion. The Compensation Committee may, in its discretion, require payment or other conditions on the recipient of a Phantom Stock Award, including imposition of any forfeiture restrictions. A Phantom Stock Award will terminate if the recipient's employment or service as a director of Dynegy or its affiliates terminates during the applicable vesting period, except as otherwise determined by the Compensation Committee.

Payment.    Payment of a Phantom Stock Award may be made in cash, common stock or a combination thereof, as determined by the Compensation Committee. Payment may be made in a lump sum or in installments, as prescribed by the Compensation Committee. Any payment to be made in cash will be based on the fair market value of the common stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to the Phantom Stock Award, as determined by the Compensation Committee.

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Other Terms and Conditions.    The Compensation Committee may establish other terms and conditions for Phantom Stock Awards under the Amended and Restated 2012 Plan, which will be set forth in an award agreement.

Stock Appreciation Rights

Exercise and Payment.    A Stock Appreciation Right award will entitle the holder of the award to receive, upon the exercise of the Stock Appreciation Right, shares of common stock (valued based on the fair market value at the time of exercise), cash or a combination thereof, in the Compensation Committee's discretion, in an amount equal to the excess of the fair market value of the common stock subject to the Stock Appreciation Right as of the date of the exercise over the purchase price of the Stock Appreciation Right. If granted in tandem with an Option, the exercise of a Stock Appreciation Right will result in the surrender of the related Option, and unless otherwise provided by the Compensation Committee, the exercise of an Option will result in the surrender of a related Stock Appreciation Right, if any. Further, if a Stock Appreciation Right is not granted in tandem with an Option, subject to certain adjustments for recapitalizations and reorganization events, the exercise price of the Stock Appreciation Right will not be less than the fair market value of a share of common stock on the date the Stock Appreciation Right is granted.

Term of Stock Appreciation Right.    The Compensation Committee may establish the term of a Stock Appreciation Right, but in no event may a Stock Appreciation Right be exercisable after ten years from the date of grant. If granted in tandem with an Option, a Stock Appreciation Right will expire no later than the related Option's expiration date. If neither the Stock Appreciation Right nor the related Option is exercised before the end of the day on which the right ceases to be exercisable, the right will be deemed to have been exercised as of that date, and payment will be made to the holder in cash.

Repricing Restrictions.    Except for adjustments for certain changes in the common stock, the Compensation Committee may not, without the approval of our stockholders, amend any outstanding Stock Appreciation Right award agreement that evidences a Stock Appreciation Right grant to lower the Stock Appreciation Right exercise price or to cancel, exchange, substitute, buyout or surrender outstanding Stock Appreciation Rights in exchange for cash, other awards or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Appreciation Right.

Other Terms and Conditions.    The Compensation Committee may establish other terms and conditions for Stock Appreciation Rights under the Amended and Restated 2012 Plan, which will be set forth in an award agreement.

Stock Units

Forfeiture Provisions and Accelerated Vesting.    The Compensation Committee will determine the minimum vesting or performance period applicable to an award of Stock Units. If a recipient's employment or service with Dynegy and its affiliates terminates for any reason other than death or "disability" (as that terms is defined under our long-term disability plan) during a performance period or prior to the delivery date for deferred Stock Units, the units will be forfeited on the date the recipient's employment or service with Dynegy and its affiliates terminates. A recipient of a Stock Unit whose employment or service with Dynegy and its affiliates terminates because of death or "disability" prior to the delivery date for the Stock Units will be entitled to the full value of the earned Stock Units at the end of the performance period or deferred delivery date, as applicable. Further, the Compensation Committee generally may, in its discretion, determine that a Stock Unit holder will be entitled to receive all or any portion of the Stock Units that he would otherwise receive, accelerate the determination and payment of the shares or units or make other adjustments as it deems appropriate.

Terms and Conditions.    For each Stock Unit holder, the Committee will determine the timing of awards, the number of Stock Units awarded, the value of Stock Units, any performance measures used for determining whether Stock Units are earned, the number of earned Stock Units that will be paid in cash and/or shares of

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common stock, whether and when any dividend equivalents are to be paid on Stock Units and any additional terms the Compensation Committee deems appropriate. The terms and conditions of a Stock Unit grant will be set forth in an award agreement.

Payment.    Payment for Stock Units earned may be made in cash, common stock or in some combination thereof, and as a lump sum payment or in installments, as determined by the Compensation Committee. For Stock Units payable in shares of common stock, one share of common stock will be paid for each share earned, or cash will be paid for each share earned equal to either (1) the fair market value of a share of common stock at the delivery date or (2) the fair market value of a share of common stock averaged for a number of days determined by the Committee.

Performance Awards

Performance Period.    The Compensation Committee may, in its sole discretion, grant Performance Awards (which may include, for example, Restricted Stock Awards, Stock Units, Phantom Stock Awards, Options, and/or Stock Appreciation Rights) under the Amended and Restated 2012 Plan that may be paid in cash, common stock or a combination thereof as determined by the Compensation Committee. At the time of the grant, the Compensation Committee will establish the maximum number of shares of common stock subject to, or the maximum value of, each Performance Award and the performance period over which the performance applicable to the award will be measured. A Performance Award will terminate if the recipient's employment or service as a director of ours terminates during the applicable performance period, except as otherwise determined by the Compensation Committee.

Performance Measures.    The receipt of cash or common stock pursuant to a Performance Award will be contingent upon satisfaction by Dynegy, or any affiliate, division or department thereof, of performance goals established by the Compensation Committee. The performance goals may be made subject to adjustment for specified significant extraordinary items or events and may be absolute, relative to one or more other companies, or relative to one or more indices and may be contingent upon future performance of Dynegy or any affiliate, division or department thereof. The performance goals may be based upon any of the following criteria: (1) the price of a share of common stock, (2) Dynegy's earnings per share derived from all or any segment or portion of Dynegy designated by the Compensation Committee, (3) return on capital employed by Dynegy or any segment or portion of Dynegy designated by the Committee, (4) revenues of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (5) net income (before or after taxes) of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (6) cash flow return on investment of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (7) earnings before or after interest, taxes, depreciation, and/or amortization of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee (including any derivations or adjusted version of this criteria as determined by the Compensation Committee) or any other earnings metric of Dynegy, (8) return on stockholders' equity achieved by Dynegy, (9) total stockholders' return achieved by Dynegy, (10) operating cash flow, free cash flow or any other cash flow metric of Dynegy or a segment or portion of Dynegy designated by the Compensation Committee, (11) Dynegy's liquidity or the liquidity of any segment or portion of Dynegy designated by the Compensation Committee, (12) operating, capital or G&A expenses of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (13) addition of economic value to or by Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (14) safety, environmental, health or operational performance, based on an objective, measurable metric, of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (15) any other performance metric selected by the Compensation Committee in its sole discretion, including a metric relating to Dynegy or any segment or portion of Dynegy designated by the Compensation Committee (including, but not limited to, any business unit or functional area of Dynegy), or (16) a combination of two or more of any of the foregoing. The Compensation Committee may, in its sole discretion, provide for an adjustable Performance Award value based upon the level of achievement of

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performance measures and/or provide for a reduction in the value of a Performance Award during the performance period.

Payment.    Following the end of the performance period, the Compensation Committee will determine and certify in writing the amount payable to the holder of the Performance Award, not to exceed the maximum number of shares of common stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such performance period. Payment may be made in a lump sum in cash, common stock or a combination thereof, as determined by the Compensation Committee and must be made no later than two and one-half months after the end of the performance period. If a Performance Award covering shares of common stock is to be paid in cash, then such payment will be based on the fair market value of the common stock on the payment date.

Special Rules for Qualified Performance-Based Awards.    The Compensation Committee may, in its sole discretion, grant Restricted Stock Awards, Stock Units, Phantom Stock Awards, and Performance Awards that are intended to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code, or Qualified Performance-Based Awards. Special rules will apply to those awards made to "covered employees" (within the meaning of Section 162(m) of the Code) selected by the Compensation Committee to receive Qualified Performance-Based Awards, with such special rules generally intended to ensure that those awards will qualify as "qualified performance-based compensation" (within the meaning of Section 162(m) of the Code). For example, for such awards, no later than ninety days following the commencement of the performance period, the Compensation Committee will, in writing, designate one or more "covered employees," select the performance criteria applicable to the performance period, and establish performance goals and amounts of awards, as applicable, which may be earned for the performance period. For this purpose, the Compensation Committee may select from one or more of the following performance criteria to establish the performance goals: (1) the price of a share of our common stock, (2) Dynegy's earnings per share derived from all or any segment or portion of Dynegy designated by the Compensation Committee, (3) return on capital employed by Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (4) revenues of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (5) net income (before or after taxes) of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (6) cash flow return on investment of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (7) earnings before or after interest, taxes, depreciation, and/or amortization of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee (including any derivations or adjusted version of this criteria as determined by the Compensation Committee) or any other earnings metric of Dynegy, (8) return on stockholders' equity achieved by Dynegy, (9) total stockholders' return achieved by Dynegy, (10) operating cash flow, free cash flow or any other cash flow metric of Dynegy or a segment or portion of Dynegy designated by the Compensation Committee, (11) Dynegy's liquidity or the liquidity of any segment or portion of Dynegy designated by the Compensation Committee, (12) operating, capital or G&A expenses of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (13) addition of economic value to or by Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, (14) safety, environmental, health or operational performance, based on an objective, measurable metric, of Dynegy or any segment or portion of Dynegy designated by the Compensation Committee, or (15) a combination of two or more of any of the foregoing.

An award holder will be eligible to receive payment pursuant to a Qualified Performance-Based Award for a performance period only if the established performance goals are achieved. Following the completion of the performance period, the Compensation Committee must certify in writing whether the applicable performance goals have been achieved for the performance period, and no award or portion of an award will be considered earned or vested until the Compensation Committee certifies in writing that the conditions to which the distribution, earning or vesting of such award is subject have been achieved. The Compensation Committee may, in determining attainment of the performance goals, disregard or offset the effect of "extraordinary items," including, for example, restructuring or restructuring-related changes, gains or losses on the disposition

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of a business or major asset, resolution and/or settlement of litigation and other legal proceedings, or the effect of a merger or acquisition. The Compensation Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in an award agreement. Additionally, in the event of a Corporate Change (as defined below), all unvested Qualified Performance-Based Awards will become immediately vested. A holder of a Qualified Performance-Based Award will not be paid any dividends or other distributions with respect to that award until the holder becomes vested in the shares covered by the award; upon vesting, the holder will receive a cash payment equal to the aggregate cash dividends (without interest) (other than distribution in shares) and the number of shares equal to any stock dividends that the holder would have received if he had owned all of the shares that vested for the period beginning on the date of the award and ending on the date of vesting or payment. No dividends will be paid for any Qualified Performance-Based Awards forfeited.

Other Terms and Conditions.    The Compensation Committee may establish other terms and conditions for Performance Awards under the Amended and Restated 2012 Plan, which will be set forth in an award agreement.

Recapitalization, Reorganization and Other Adjustments

Adjustment upon a Change in Capitalization.    If we effect a subdivision or consolidation of our shares of common stock or the payment of a stock dividend on its common stock without receiving any consideration, or a Capitalization Event, the number of shares of common stock for an un-expired award will be adjusted accordingly. If the Capitalization Event increases the number of outstanding shares, the number of shares of common stock for the un-expired award will be increased proportionately, and the purchase price per share will be reduced proportionately. Similarly, if the Capitalization Event decreases the number of outstanding shares, the number of shares of common stock for the un-expired award will be decreased proportionately, and the purchase price per share will be increased proportionately. In the event we recapitalize, reclassify our capital stock or otherwise change our capital structure, or a Recapitalization, the number and class of shares of common stock under an un-expired award will also be adjusted appropriately to account for the Recapitalization.

Adjustment upon a Corporate Change.    The Amended and Restated 2012 Plan provides that, if a Corporate Change (as defined below) occurs, no later than (1) ten days after approval of the merger, consolidation, reorganization, sale lease or exchange of assets or such election of directors by our stockholders or (2) within thirty days after a person or entity (including a "group" as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, or the Exchange Act) acquires or gains ownership or control of 50% or more of the combined voting power of the outstanding securities of (a) ours, if we have not engaged in a merger of consolidation or (b) the resulting entity, if we have engaged in a merger or consolidation, the Compensation Committee may, acting in its sole discretion, effect one of the following alternatives (which may vary among individual participants and vary among Options held by any individual participant):

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accelerate the time at which Options outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date, after which the specified date all unexercised Options and all rights of participants will terminate;

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require the mandatory surrender by selected participants of some or all of the outstanding Options held by those participants as of a date specified by the Compensation Committee, in which event the Compensation Committee will thereupon cancel the Options and each participant will be paid an amount of cash per share equal to the excess, if any, of a determined "change in control value" (as such term is defined in the Amended and Restated 2012 Plan) of the shares subject to the Option over the exercise price under the Options for those shares; or

•
make such adjustments to the Options then outstanding as the Compensation Committee deems appropriate to reflect the Corporate Change (or no adjustment if the Compensation Committee determines
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  that no adjustment is necessary), including, without limitation, adjusting an Option to provide that the number and class of shares of common stock covered by the Option will be adjusted so that the Option will thereafter cover securities of the surviving or acquiring corporation or other property (such as cash) as determined by the Compensation Committee in its sole discretion.

The Amended and Restated 2012 Plan provides that a Corporate Change includes:

•
a merger with another entity, a consolidation involving us or the sale of all or substantially all of our assets or equity interests to another entity if, in any such case, (1) our holders of equity securities immediately prior to such event do not beneficially own immediately after such event equity securities of the resulting entity entitled to 51% or more of the votes then eligible to be cast in the election of directors (or comparable governing body) of the resulting entity in substantially the same proportions that they owned our equity securities immediately prior to such event or (2) the persons who were members of the Board immediately prior to such event do not constitute at least a majority of the Board of the resulting entity immediately after such event;

•
a circumstance where any person or entity (including a "group" as contemplated by Section 13(d)(3) of the Exchange Act) acquires or gains ownership or control (including, without limitation, power to vote) of 50% or more of the combined voting power of the outstanding securities of (1) ours, if we have not engaged in a merger or consolidation, or (2) the resulting entity, if we have engaged in a merger or consolidation; or

•
circumstances where, as a result of or in connection with, a contested election of directors, the persons who were members of the Board immediately before such election will cease to constitute a majority of the Board.

Other Adjustments.    In the event of changes in the outstanding common stock by reason of recapitalizations, reorganizations, mergers, consolidations, combinations, split-ups, split-offs, spin-offs, exchanges or other relevant changes in capitalization or distributions to the holders of common stock occurring after an award is granted, the award (and any agreement evidencing the award) will be subject to adjustment by the Compensation Committee in its discretion, including the number and price of shares of common stock or other consideration subject to the award. In the event of such a change in the outstanding common stock or distribution to the holders of common stock, or upon other recapitalization or reorganization events as described in the Amended and Restated 2012 Plan, the aggregate number of shares available under the Amended and Restated 2012 Plan and the maximum number of shares that may be subject to awards granted to any one individual may be appropriately adjusted to the extent determined necessary by the Compensation Committee. In the event of a Corporate Change, the Compensation Committee may, in its discretion, require the mandatory surrender by certain selected participants of some or all of the outstanding Performance Awards and Phantom Stock Awards as of a date, before or after the Corporate Change, specified by the Compensation Committee, in which case the Compensation Committee will cancel those awards, and we will pay (or cause to be paid) to each participant an amount of cash equal to the maximum value of the Performance Award or Phantom Stock Award, with the amount of payment pro-rated to the extent the performance or vesting period has not been completed.

Amendments.    The Board may from time to time amend the Amended and Restated 2012 Plan; however, any change that would impair the rights of a participant with respect to an award theretofore granted will require the participant's consent. Further, without the prior approval of our stockholders, the Board may not amend the Amended and Restated 2012 Plan to change the class of eligible individuals, increase the maximum aggregate number of shares of common stock that may be issued under the Amended and Restated 2012 Plan, or amend or delete the provisions of the Amended and Restated 2012 Plan that prevent the Compensation Committee from amending any outstanding option award to lower the option exercise price and to cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.

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United States Federal Income Tax Aspects of the Amended and Restated 2012 Plan

Incentive Stock Options.    Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant or the exercise of an Incentive Stock Option if the optionee does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date the option was granted or within the one-year period beginning on the date the option was exercised, collectively, the holding period. In such event, we would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the option or the disposition of the shares so acquired. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee's alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as compensation is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Non-statutory Stock Options and Stock Appreciation Rights.    As a general rule, no federal income tax is imposed on the optionee upon the grant of a Non-statutory Stock Option such as those under the Amended and Restated 2012 Plan (whether or not including a Stock Appreciation Right), and we are not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a Non-statutory Stock Option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a Stock Appreciation Right, if the optionee receives the appreciation in the Stock Appreciation Right, the cash is compensation income taxable to the optionee; if the optionee receives the appreciation in the form of stock, the difference between the fair market value of the stock and any amount paid by the optionee for the stock is taxable to the optionee. Upon the exercise of a Non-statutory Stock Option or a Stock Appreciation Right, and subject to the application of Section 162(m) of the Code as discussed below, we may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied.

Upon a subsequent disposition of the shares received upon exercise of a Non-statutory Stock Option or a Stock Appreciation Right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as capital gain or loss. If the shares received upon the exercise of an option or a Stock Appreciation Right are transferred to the optionee subject to certain restrictions, then the taxable income realized by the optionee, unless the optionee elects otherwise, and our tax deduction (assuming any federal income tax reporting requirements are satisfied) should be deferred and should be measured at the fair market value of the shares at the time the restrictions lapse. The restriction imposed on officers, directors and 10% stockholders by Section 16(b) of the Exchange Act, is such a restriction during the period prescribed thereby if other shares have been purchased by such an individual within six months of the exercise of a Non-statutory Stock Option or Stock Appreciation Right.

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Restricted Stock and Stock Units.    The recipient of a Restricted Stock Award or Stock Units will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses, the holder will realize ordinary income in an amount equal to the fair market value of the shares of common stock at such time over the amount, if any, paid for the shares, and subject to Section 162(m) of the Code, we will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a Restricted Stock Award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by us. Notwithstanding the foregoing, the holder of a Restricted Stock Award may elect under Section 83(b) of the Code to be taxed at the time of grant of the Restricted Stock Award based on the fair market value of the shares of common stock on the date of the award, in which case (1) subject to Section 162(m) of the Code, we will be entitled to a deduction at the same time and in the same amount, (2) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by us and (3) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than thirty days after the grant of the Restricted Stock Award and is irrevocable.

Performance Awards and Phantom Stock Awards.    An individual who has been granted a Performance Award or a Phantom Stock Award generally will not realize taxable income at the time of grant, and we will not be entitled to a deduction at that time. Whether a Performance Award or Phantom Stock Award is paid in cash or shares of common stock, the individual will have taxable compensation, and subject to the application of Section 162(m) of the Code as discussed below, we will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of common stock either at the time the Performance Award or the Phantom Stock Award is paid or at the time any restrictions on the shares (including restrictions under Section 16(b) of the Exchange Act) subsequently lapse, depending on the nature, if any, of the restrictions imposed and whether the individual elects to be taxed without regard to any such restrictions. Any dividend equivalents paid with respect to a Performance Award or a Phantom Stock Award prior to the actual issuance of shares under the award will be compensation income to the employee and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by us.

Section 162(m) of the Code.    Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1 million paid to its chief executive officer or any of its three other highest paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations issued thereunder, our ability to deduct compensation income generated in connection with the exercise of Options granted by the Compensation Committee under the Amended and Restated 2012 Plan should not be limited by Section 162(m) of the Code, provided that the Amended and Restated 2012 Plan is approved by stockholders. Further, we believe that compensation income generated in connection with Qualified Performance-Based Awards granted by the Compensation Committee under the Amended and Restated 2012 Plan should not be limited by Section 162(m) of the Code. The Amended and Restated 2012 Plan has been designed to provide flexibility with respect to whether Restricted Stock Awards granted by the Compensation Committee will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. Assuming no election is made under Section 83(b) of the Code, if the lapse of the forfeiture restrictions relating to a Restricted Stock Award granted by the Compensation Committee is based solely upon the satisfaction of one of the performance criteria set forth in the Amended and Restated 2012 Plan, then we believe that the compensation expense deduction relating to such an award should not be limited by Section 162(m) of the Code if the Restricted Stock becomes vested. However, compensation expense deductions relating to Restricted Stock Awards granted by the Compensation Committee will be subject to the Section 162(m) deduction limitation if the Restricted Stock becomes vested based upon any other criteria set forth in such award (such as the occurrence of a change of control or vesting based upon continued service with us). If the lapse of the forfeiture restrictions relating to a Phantom Stock

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Award or a Stock Unit Award granted by the Compensation Committee is based solely upon the satisfaction of one of the performance criteria set forth in the Amended and Restated 2012 Plan, then we believe that the compensation expense deduction relating to such an award should not be limited by Section 162(m) of the Code if the Phantom Stock Award or Stock Unit becomes vested. However, compensation expense deductions relating to Phantom Stock Awards or Stock Unit Awards granted by the Compensation Committee will be subject to the Section 162(m) deduction limitation if the Phantom Stock Awards or Stock Units become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued service with us).

Section 409A of the Code.    Section 409A of the Code generally provides that any non-qualified deferred compensation arrangement which does not meet specific requirements regarding (1) timing of payouts, (2) advance election of deferrals or (3) restrictions on acceleration of payouts will result in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the holder of the deferred compensation and the imposition of a 20% penalty on the holder on such deferred amounts included in the holder's income. In general, to avoid a violation of Section 409A of the Code, nonqualified deferred compensation amounts may only be paid out on a separation from service, disability, death, change-in-control, an unforeseen emergency (other than death) or a specified time (all as defined under Section 409A of the Code). Furthermore, an election to defer compensation must be made in the calendar year prior to performance of services, and any provision for accelerated payout other than for the reasons specified above may cause the amounts deferred to be subject to early taxation and the imposition of the excise tax. It is our intention that no award under the Amended and Restated 2012 Plan be "deferred compensation" subject to Section 409A of the Code unless and to the extent that the Compensation Committee determines otherwise. The terms and conditions governing any awards that the Compensation Committee determines will be subject to Section 409A of the Code will be set forth in an award agreement that will be drafted with the intent to comply with Section 409A of the Code.

The Amended and Restated 2012 Plan is not qualified under Section 401(a) of the Code.

The comments set forth in the above paragraphs are only a summary of certain of the United States federal income tax consequences relating to the Amended and Restated 2012 Plan. No consideration has been given to the effects of state, local or other tax laws on the Amended and Restated 2012 Plan or award recipients.

Inapplicability of ERISA.    Based upon current law and published interpretations, we do not believe that the Amended and Restated 2012 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The Board unanimously recommends that stockholders vote FOR the proposal to approve the amendments to our 2012 Long Term Incentive Plan.

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AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent registered public accountants. The Audit Committee has established a policy requiring its pre-approval of all audit and permissible non-audit services to be provided by our independent registered public accountants in order to assure that the provision of such services does not impair the auditors' independence. The policy, as amended, provides for the general pre-approval of specific types of services, gives detailed guidance to management as to the specific audit, audit related and tax services that are eligible for general pre-approval and provides specific fee limits for each such service type on an annual basis. The policy requires specific pre-approval of the annual audit engagement, statutory or subsidiary audits and all permissible non-audit services for which no general pre-approval exists. For both audit and non-audit pre- approvals, the Audit Committee considers whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The Audit Committee Charter provides that the Audit Committee may delegate to the Audit Committee Chairman the authority to grant pre-approvals only if such approvals are presented to the Audit Committee at a subsequent meeting. The policy prohibits the Audit Committee from delegating to management such committee's responsibility to pre-approve services performed by the independent registered public accountants. When we engage the independent registered public accountants to perform services based on a general pre- approval, our Chief Financial Officer or, in his absence, our Chief Accounting Officer is required to, as soon thereafter as reasonably practicable, notify the chairman of such engagement and provide a detailed description of the type and scope of services, proposed staffing, a budget of the proposed fees for such services and a general timetable for the performance of such services.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by our Chief Financial Officer or, in his or her absence, our Chief Accounting Officer. Generally, each such request must include a joint statement to the effect that neither the submitting officer nor the independent registered public accountants believe the proposed engagement would impair the auditors' independence. In addition, each such request generally must include a detailed description of the type and scope of services, proposed staffing, a budget of the proposed fees for such services and a general timetable for the performance of such services.

AUDIT COMMITTEE REPORT

Our Board has established an Audit Committee of independent directors, which operates under a written charter adopted by the Board on October 30, 2012. The charter is reviewed annually and is available in the "Corporate Governance" section of our web site at http://www.dynegy.com/downloads/Dynegy_Audit_Committee_Charter.pdf.

The Audit Committee held 8 meetings in 2015 and currently is comprised of three members: Messrs. Sult (Chair) and Barbas and Ms. Ackermann. The Board has determined that each member of the Audit Committee possesses the necessary level of financial literacy required to enable him or her to serve effectively as an Audit Committee member, and all members qualify as Audit Committee Financial Experts, including our designated Financial Expert, Mr. Sult, our Audit Committee Chair. For more information regarding each member of the Audit Committee's industry background and credentials, please read "Proposal 1—Election of Directors—Information on Director Nominees" above.

Our management is responsible for establishing a system of internal controls, assessing such controls and for preparing our consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accountants are responsible for auditing our consolidated financial

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statements and the effectiveness of our internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB") and issuing their reports based on those audits.

Under the Audit Committee's charter, the primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities as to, among other duties: (1) the integrity of our financial statements, including a review of the application of accounting principles, significant financial reporting issues and judgments in connection with the preparation of the financial statements, and the effects of regulatory and accounting initiatives on the financial statements; (2) recommending to the Board the filing of our audited financial statements; (3) our disclosure controls and procedures and internal control over financial reporting, including review of any material issues as to the adequacy of internal control over financial reporting; (4) our compliance with legal and regulatory requirements and Code of Business Conduct and Ethics; (5) the performance of our internal audit function; (6) the performance of our business ethics and compliance function; (7) enterprise risk management process, policies and procedures; and (8) the evaluation, appointment and retention of our independent registered public accountants, including a review of the firm's qualifications, services, independence, fees and performance. Further, the Audit Committee selects from a pool of proposed candidates the lead partner whom generally rotates every five years in accordance with SEC rules. In connection with the evaluation, appointment and retention of the independent registered public accountants, each year the Audit Committee reviews and evaluates the qualifications, performance and independence of the independent registered public accountants and lead partner, including taking into account the opinions of management and our internal auditor. In doing so, the Audit Committee considers a number of factors including, but not limited to: quality of services provided; technical expertise and knowledge of the industry; effective communication; objectivity; independence; and the potential impact of changing independent registered public accountants. Based on this evaluation, the Audit Committee has retained Ernst & Young LLP, or EY, as our independent registered public accountants for 2016. EY has been our independent registered public accountants since 2007, and the current lead partner has been engaged since 2013.

The Audit Committee and Board believe that it is in the best interests of the Company and its stockholders to continue retention of EY to serve as our independent registered public accountants. Although the Audit Committee has the sole authority to appoint the independent registered public accountants, the Audit Committee will continue to recommend that the Board request the stockholders, at the Annual Meeting, to ratify the appointment of the independent registered public accountants.

Further, the Audit Committee reviews in advance and pre-approves, explicitly, audit and permissible non-audit services provided to us by our independent registered public accountants. For more information regarding the Audit Committee's approval procedures, please read "Audit Committee Pre- Approval Policy" above. The Audit Committee is also directly responsible for reviewing with the independent registered public accountants the plans and scope of the audit engagement and providing an open venue of communication between our management, the internal audit function, ethics and compliance function, the independent registered public accountants and the Board. The Audit Committee meets with the Internal Audit department, Ethics and Compliance Office and EY, with and without management present, to discuss the results of their examinations and evaluations.

In connection with the preparation of the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015:

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The Audit Committee reviewed and discussed the audited financial statements and the effectiveness of our internal control over financial reporting and associated audit with the independent registered public accountants and management;

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The Audit Committee discussed with the independent registered public accountants the matters required to be discussed by Auditing Standard No. 16 "Communications with Audit Committees" as adopted by the PCAOB. In general, these auditing standards require the independent registered public accountants to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation
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  of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments; disagreements with management; the independent registered public accountants' judgment about the quality of our accounting principles; significant audit risks identified and any changes from planned audit strategy; the use of specialists on the audit team; and issues for which the independent registered public accountants have consulted outside the engagement team; and

•
The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the PCAOB regarding the independent registered public accountants' communication with the Audit Committee concerning independence, and has discussed the independent registered public accountants' independence with the independent registered public accountants. The Audit Committee also considered whether the independent registered public accountants' provision of non-audit services to us was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2015 be included in our Annual Report on Form 10-K filed with the SEC.

This report is submitted by the members of the Audit Committee of the Board as of February 18, 2016:

John R. Sult, Chairman
Hilary E. Ackermann
Paul M. Barbas

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

PRINCIPAL ACCOUNTANT FEES AND SERVICES

EY served as our independent registered public accountants for the years ending December 31, 2015 and 2014. Set forth below is a summary of the fees we paid EY for professional services rendered for the years ended December 31, 2015 and 2014.

(in thousands)	2015	2014

Audit Fees(1)	$4,600	$2,620

Audit Related Fees(2)	114	566

Tax Fees	68	68

All Other Fees	—	—

Total Fees	$4,782	$3,254

(1)
Audit fees relate to the audit of Dynegy's financial statements and the effectiveness of our internal control over financial reporting for the years ended December 31, 2015 and 2014.

(2)
Audit related fees include fees of $90,000 and $50,000 in 2015 and 2014, respectively, for the audits of separate financial statements of certain of our consolidated subsidiaries and/or equity method investments. Additionally, 2015 and 2014 fees included $24,000 and $516,000, respectively, for services rendered related to Dynegy Inc. registration statements.

All of the fees and services described above under the captions "Audit Fees," "Audit Related Fees," "Tax Fees" and "All Other Fees" were approved under the Audit Committee's pre-approval policy and pursuant to Section 202 of SOX. None of the services described above were provided pursuant to the de minimus exception provided for in applicable SEC rules and regulations.

84 2016 Proxy Statement

PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Ernst & Young LLP, or EY, as our independent registered public accountants for us and our subsidiaries for the fiscal year ending December 31, 2016, and the Board recommends that the stockholders ratify that appointment. Ratification requires the affirmative vote of a majority of the shares of common stock represented in person (through internet access) or by proxy at the meeting and entitled to vote on the matter. Unless you withhold authority to vote or instruct otherwise, a properly executed proxy will be voted FOR ratification of such appointment.

The Audit Committee and Board believe that it is in the best interests of the Company and it stockholders to continue retention of EY to serve as our independent registered public accountants. Although there is no requirement that we submit the appointment of independent registered public accountants to stockholders for ratification or that the appointed auditors be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accountants if the stockholders choose not to ratify the appointment of EY and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may terminate the appointment of EY as our independent registered public accountants without the approval of the stockholders whenever the Audit Committee deems such termination appropriate.

Representatives of EY are expected to attend the Annual Meeting and will be available to respond to appropriate questions. The representatives will also have the opportunity to make a statement if they wish to do so.

The Board unanimously recommends that stockholders vote FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending December 31, 2016.

2016 Proxy Statement 85

FUTURE STOCKHOLDER PROPOSALS

If a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at the 2017 Annual Meeting of stockholders, under the rules of the SEC, the proposal must be received by our Corporate Secretary at the address indicated on the first page of this proxy statement on or before the close of business on Thursday, December 1, 2016 (the 120th day before the one-year anniversary date of the release of these proxy materials to stockholders).

If a stockholder wishes to introduce a director nominee or other item of business for consideration at an Annual Meeting of stockholders, the stockholder must comply with the procedures specified in our Bylaws, as permitted by the rules of the SEC. These procedures require that director nominations or other items of business to be introduced at an Annual Meeting of stockholders must be submitted in writing to our Corporate Secretary at the address indicated on the first page of this proxy statement. Under our Bylaws, we must receive notice of a stockholder's intention to introduce a nomination or proposed item of business at our 2017 Annual Meeting of Stockholders:

•
By the close of business on February 19, 2017 (not later than the 90th day before the one-year anniversary date of the 2016 Annual Meeting) nor earlier than the close of business on January 20, 2017 (not earlier than the 120th day before the one-year anniversary date of the 2016 Annual Meeting), if the 2017 Annual Meeting of stockholders is held within 30 days before or 60 days after May 20, 2017 (the one-year anniversary date of the 2016 Annual Meeting); or

•
By the close of business on the 120th day before the 2017 Annual Meeting but not before the close of business on the 90th day before the 2017 Annual Meeting or the tenth day following the public announcement of the 2017 Annual Meeting date, if the 2017 Annual Meeting is held more than 30 days before or more than 60 days after May 20, 2017 (the one-year anniversary date of the 2016 Annual Meeting).

Assuming our 2017 Annual Meeting of stockholders is held on a schedule similar to that of the 2016 Annual Meeting, we must receive notice of your intention to introduce a nomination or another item of business at that meeting by the dates specified in the first bullet point above. Our Bylaws specify the information that must be contained in a stockholder's notice for director nominees or an item of business to be introduced at an Annual Meeting of stockholders. Please read our Bylaws, which are available free of charge through the SEC's web site at www.sec.gov and through our web site at www.dynegy.com, for additional information regarding stockholder proposals.

OTHER MATTERS

The Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment or postponement thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy card.

By Order of the Board of Directors,

Kelly D. Tlachac Corporate Secretary

March 31, 2016

86 2016 Proxy Statement

ANNEX A—SURVEY DATA

Benchmarking Approach
Survey Groups

Energy Industry (n=36)	ALLETE, Inc.; Alliant Energy Corp.; Ameren Corp.; Black Hills Corp.; Cleco Corp.; CMS Energy Corp.; Dominion Resources, Inc.; DTE Energy Co.; Edison International; FirstEnergy Corp.; Hawaiian Electric Industries Inc.; Integrys Energy Group, Inc.; ITC Holdings; MDU Resources Group Inc.; National Fuel Gas Co.; NextEra Energy, Inc.; NRG Energy, Inc.; OGE Energy Corp.; One Gas; Otter Tail Corp.; PG&E Corp.; Pinnacle West Capital Corp.; PNM Resources, Inc.; PPL Corp.; Public Service Enterprise Group Inc.; Questar Corp.; Sempra Energy; South Jersey Industries, Inc.; Southwest Gas Corp.; The Laclede Group, Inc.; TransAlta Corp.; UIL Holdings Corp.; Unitil Corp.; Vectren Corp.; Wisconsin Energy Corp.; Xcel Energy Inc.

General Industry (n=176)
ADT	CDW Corporation	Gannett Co., Inc.	Molina Healthcare, Inc.	Sanmina Corporation
Advanced Micro Devices, Inc.	Celanese Corporation	Genesis Energy LP	Molson Coors Brewing Company	Science Applications Int'l. Corp
AECOM Technology Corporation	Charter Communications	Graham Holdings Company	Mosaic	Sempra Energy
AGCO Corporation	Church & Dwight Co. Inc.	Greif, Inc.	Motorola Solutions, Inc.	Snap-on Inc.
Air Products & Chemicals Inc.	Cintas Corporation	H&R Block, Inc.	MRC Global Inc.	Sonoco Products Co.
Airgas, Inc.	Clorox	Harley-Davidson, Inc.	Murphy Oil Corporation	Southwestern Energy Co.
AK Steel Holding Corporation	CMS Energy Corp.	Harman International Industries,	Navistar International Corporation	Spectra Energy Corp.
Allergan Inc.	Coach, Inc.	Hasbro Inc.	NetApp, Inc.	SPX Corporation
Alliance Data Systems Corporation	Coca-Cola Enterprises Inc.	Hawaiian Electric Industries Inc.	Newell Rubbermaid Inc.	Stryker Corporation
Alliant Energy Corporation	Colfax Corporation	Helmerich & Payne, Inc.	Newmont Mining Corporation	Terex Corp.
Alliant Techsystems Inc.	Commercial Metals Company	Hertz Global Holdings, Inc.	Noble Energy Entity	The Andersons, Inc.
Alpha Natural Resources, Inc.	CONSOL Energy Inc.	Hormel Foods Corporation	Norfolk Southern Corporation	The Estee Lauder Companies
Ameren Corporation	Constellation Brands Inc.	Hospira Inc.	NuStar Energy L.P.	The Hershey Company
American Axle & Manufacturing Holdings	Con-way Inc.	Huntington Ingalls Industries, Inc.	ON Semiconductor Corp.	Timken Co.
American Water Works Company	Corning Inc.	Huntsman Corporation	Owens & Minor Inc.	Trinity Industries Inc.
Ametek Inc.	Coty, Inc.	Integrys Energy Group, Inc.	Owens-Illinois, Inc.	Unisys Corporation
Amphenol Corporation	Dana Holding Corporation	International Flavors & Fragrances	Peabody Energy Corp.	United Natural Foods, Inc.
Apollo Education Group, Inc.	DCP Midstream Partners LP	JB Hunt Transport Services Inc.	Pinnacle West Capital Corporation	United Rentals, Inc.
Applied Materials, Inc.	Dean Foods Company	KBR, Inc.	Pitney Bowes Inc.	Universal Health Services Inc.
Ashland Inc.	Discovery Communications	Kelly Services, Inc.	Polaris Industries, Inc.	Valmont Industries, Inc.
Avery Dennison Corporation	Dover Corporation	Kindred Healthcare Inc.	PolyOne Corporation	Valspar
Avis Budget Group, Inc.	Dr Pepper Snapple Group	Leggett & Platt, Incorporated	PPL Corporation	Visteon Corporation
Becton, Dickinson and Company	DTE Energy Company	Leidos Holdings, Inc.	Public Service Enterprise Group Inc.	WellCare Health Plans, Inc.
Berry Plastics Group, Inc.	EchoStar Corp.	Lennox International, Inc.	PulteGroup, Inc.	WESCO International Inc.
Boise Cascade Company	EMCOR Group Inc.	Level 3 Communications, Inc.	PVH Corp.	Westlake Chemical Corp.
BorgWarner Inc.	Energizer Holdings Inc.	Magellan Health Inc.	Quest Diagnostics Inc.	Whiting Petroleum Corp.
Boston Scientific Corporation	Exelis Inc.	Marathon Oil Corporation	Quintiles Transnational Holdings	Williams Companies, Inc.
Brinks	Federal-Mogul Corporation	Masco Corporation	Ralph Lauren Corporation	Windstream Holdings, Inc.
Broadcom Corp.	First Solar, Inc.	Mattel, Inc.	Reliance Steel & Aluminum Co.	Wisconsin Energy Corp.
Brunswick Corporation	Fiserv, Inc.	McCormick & Company, Incorporated	Republic Services	Worthington Industries, Inc.
C. R. Bard	Flowers Foods, Inc.	MDU Resources Group Inc.	Reynolds American Inc.	WPX Energy, Inc.
Cablevision Systems Corporation	Flowserve Corp.	Mead Johnson Nutrition Company	Rock-Tenn Company	Xcel Energy Inc.
Cameron International Corporation	Fossil Group, Inc.	MeadWestvaco Corporation	Rockwell Automation Inc.	Xylem Inc.
Campbell Soup Company	Freescale Semiconductor	Meritor, Inc.	Rockwell Collins Inc.	YRC Worldwide Inc.
CareFusion Corporation	Frontier Communications Corp	Mohawk Industries Inc.	Ryder System, Inc.	Zimmer Holdings, Inc.
Zoetis
2016 Proxy Statement A-1

ANNEX B—PROPOSED AMENDED AND RESTATED DYNEGY INC. 2012 LONG TERM INCENTIVE PLAN

Dynegy Inc.
Amended and Restated 2012 Long Term Incentive Plan

I.    PURPOSE

The purpose of the DYNEGY INC. AMENDED AND RESTATED 2012 LONG TERM INCENTIVE PLAN (the "Plan") is to provide a means through which DYNEGY INC., a Delaware corporation (the "Company"), and its Affiliates may attract able persons to serve as Directors or Consultants or to enter the employ of the Company and its Affiliates and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for granting Incentive Stock Options, Options that do not constitute Incentive Stock Options, Restricted Stock Awards, Performance Awards, Stock Appreciation Rights, Stock Units, and Phantom Stock Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular Employee, Consultant or Director as provided herein.

II.    DEFINITIONS

The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

(a)    "Affiliate" means any corporation, partnership, limited liability company or partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company; provided, that, with respect to the award of any "stock right" that is not intended to provide for a deferral of compensation within the meaning of Code Section 409A, the term "Affiliate" as used in Section II(i) and (o) shall be limited to those entities that qualify as a "service recipient" within the meaning of Code Section 409A, and in applying Code Section 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code Section 414(b) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Code Section 414(c), the language "at least 50 percent" is used instead of "at least 80 percent"; provided, further, that, in the case of an Incentive Stock Option, the term "Affiliate" as used in Section II (o) and Section VII(c) shall mean a "parent corporation" or a "subsidiary corporation" within the meaning of Code Section 424. The term "control" (including, with correlative meaning, the terms "controlling," "controlled by" and "under common control with"), as applied to any person (whether natural or not), means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting or other securities, by contract or otherwise.

(b)    "Award" means, individually or collectively, any Option, Restricted Stock Award, Performance Award, Stock Appreciation Right, Stock Unit, or Phantom Stock Award.

(c)    "Award Agreement" means a written agreement between the Company and a Participant with respect to a grant of an Award. For purposes of this Plan, the forms of Award Agreement shall include the following:

  (1)    Performance Award Agreements;

  (2)    Phantom Stock Award Agreements;

  (3)    Restricted Stock Award Agreements;

2016 Proxy Statement B-1

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

  (4)    Stock Appreciation Right Agreements;

  (5)    Option Agreements; and

  (6)    Stock Unit Agreements.

(d)    "Board" means the Board of Directors of the Company.

(e)    "Cause" means, in the case of a particular Award, unless the applicable Award Agreement states otherwise, (i) "cause" to terminate the Participant's employment or service, as defined in any employment, consulting, change in control, severance, or other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination, or in the Dynegy Inc. Severance Plan, as amended from time to time, or (ii) in the absence of any such employment, consulting, change in control, severance, or other agreement, or if none of such severance plans applies to such Participant (or the absence of any definition of "cause" or term of similar meaning therein), (A) the Participant's failure to follow the lawful instructions of the Board or the Participant's direct superiors, in each case other than as a result of incapacity due to physical or mental illness or injury, (B) the Participant's engaging in conduct (whether by act or omission) harmful (whether financially, reputationally, or otherwise) to the Company or an Affiliate, (C) the Participant's having committed or having been convicted of, or having plead guilty or no contest to, a felony, a crime of moral turpitude or any crime involving as a material element fraud or dishonesty (or the procedural equivalents of the foregoing), (D) the willful misconduct or neglect of the Participant in the performance of the Participant's duties for the Company or an Affiliate, (E) the Participant's violation of any material written policy of the Company or any of its Affiliates or breach of any agreement with the Company or an Affiliate, (F) the Participant's fraud or misappropriation, embezzlement, or misuse of funds or property belonging to the Company, (G) the Participant's act of personal dishonesty, which involves personal profit in connection with the Participant's employment or service with the Company or an Affiliate, or (H) the breach by the Participant of any fiduciary duty owed to the Company or an Affiliate.

(f)    "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(g)    "Committee" means a committee of the Board that is selected by the Board as provided in Section IV(a).

(h)    "Common Stock" means the common stock, $0.01 par value per share, of the Company, or any security into which such common stock may be changed by reason of any transaction or event of the type described in Article XIII.

(i)     "Company" means Dynegy Inc., a Delaware corporation.

(j)     "Consultant" means any person who is not an Employee or a Director and who is providing bona fide advisory or consulting services (other than services relating to the raising of capital) to the Company or any Affiliate.

(k)    "Corporate Change" means the occurrence of any of the following events:

  (1)    a merger of the Company with another entity, a consolidation involving the Company, or the sale of all or substantially all of the assets or equity interests of the Company to another entity if, in any such case, (i) the holders of equity securities of the Company immediately prior to such event do not beneficially own immediately after such event equity securities of the resulting entity entitled to at least a majority of the votes then eligible to be cast in the election of directors (or comparable governing body) of the resulting entity in substantially the same proportions that they owned the equity securities of the Company immediately prior to such event or (ii) the persons who were members of the Board immediately prior to such event (or persons designated by such persons) do not constitute at least a majority of the board of directors of the resulting entity immediately after such event;

B-2 2016 Proxy Statement

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

  (2)    a circumstance where any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of at least a majority of either (A) the then-outstanding shares of Common Stock (the "Outstanding Common Stock") of, or (B) the combined voting power of the then-outstanding voting securities (the "Outstanding Voting Securities") of, (i) if the Company has not engaged in a merger or consolidation, the Company, or (ii) if the Company has engaged in a merger or consolidation, the resulting entity; provided, however, that the following acquisitions or gains of ownership or control shall not constitute a Corporate Change: (I) any acquisition directly from the Company, (II) any acquisition by the Company or a subsidiary thereof, or (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate; or

  (3)    as a result of a contested election of directors, the persons who were members of the Board immediately before such election (or persons designated by such persons) shall cease to constitute a majority of the Board immediately after such election.

Notwithstanding anything herein to the contrary, the following events shall not constitute a Corporate Change: (i) any event that would otherwise constitute a Corporate Change but that occurs any time prior to the Effective Date, and (ii) a reorganization under either Chapter 7 or Chapter 11 of Title 11 of the United States Code, regardless of whether such reorganization occurs before or after the Effective Date.

For purposes of this definition, (i) "resulting entity" in the context of a transaction or event that is a merger, consolidation or sale of all or substantially all of the subject assets or equity interests shall mean the surviving entity (or acquiring entity in the case of an asset or equity interest sale), unless the surviving entity (or acquiring entity in the case of an asset or equity interest sale) is a subsidiary of another entity and the holders of common stock of the Company receive capital stock (or its equivalent for a non-corporate entity) of such other entity in such transaction or event, in which event the resulting entity shall be such other entity, and (ii) subsequent to the consummation of a merger or consolidation that does not constitute a Corporate Change, the term "Company" shall refer to the resulting entity and the term "Board" shall refer to the board of directors (or comparable governing body) of the resulting entity.

(l)     "Covered Employee" means an Employee who is, or, as determined by the Committee may become, a "covered employee" within the meaning of Code Section 162(m).

(m)  "Director" means an individual who is a member of the Board.

(n)    "Disability" has the meaning provided in the Dynegy Inc. Long Term Disability Plan.

(o)    "Effective Date" shall be May 20, 2016, the date the Plan's amendment and restatement by the Company is approved by the Stockholders of the Company. The original effective date for the Plan was October 1, 2012.

(p)    "Employee" means any person in an employment relationship with the Company or any Affiliate.

(q)    "Fair Market Value" means, as of any specified date, the closing sales price of the Common Stock reported on the stock exchange composite tape on that date (or such other reporting service approved by the Committee), or, if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. In the event that Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, in accordance with Code Section 409A.

(r)    "Forfeiture Restriction" has the meaning provided in Section VIII(a) of the Plan.

(s)    "Full Value Award" means all Awards other than Stock Appreciation Rights and Options that have an exercise price equal to or greater than the Fair Market Value on the date of grant.

(t)    "Incentive Stock Option" means an incentive stock option within the meaning of Code Section 422.

(u)    "1934 Act" means the Securities Exchange Act of 1934, as amended.

2016 Proxy Statement B-3

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

(v)    "Option" means an Award granted under Article VII of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options that do not constitute Incentive Stock Options to purchase Common Stock.

(w)  "Participant" means an Employee, Consultant or Director who has been granted an Award.

(x)    "Performance Award" means an Award granted under Article XII of the Plan.

(y)    "Performance Criteria" means the criterion or criteria the Committee selects for purposes of establishing (i) the Performance Goal(s) for a Performance Award that is a Qualified Performance-Based Award, (ii) the Performance Goal(s) for a Performance Award that is not a Qualified Performance-Based Award, or (iii) a Forfeiture Restriction for a Restricted Stock Award, Stock Unit, or Phantom Stock Award that is not a Qualified Performance-Based Award. The Performance Criteria are:

  (1)    the price of a share of Common Stock,

  (2)    the Company's earnings per share derived from all or any segment or portion of the Company designated by the Committee,

  (3)    the return on capital employed by the Company or any segment or portion of the Company designated by the Committee,

  (4)    the revenues of the Company or any segment or portion of the Company designated by the Committee,

  (5)    the net income (before or after taxes) of the Company or any segment or portion of the Company designated by the Committee,

  (6)    the cash flow return on investment of the Company or any segment or portion of the Company designated by the Committee,

  (7)    the earnings before or after interest, taxes, depreciation, and/or amortization of the Company or any segment or portion of the Company designated by the Committee (including any derivations or adjusted version of this criteria as determined by the Committee) or any other earnings metric of the Company,

  (8)    the return on stockholder's equity achieved by the Company,

  (9)    the total stockholder's return achieved by the Company,

  (10) the operating cash flow, free cash flow or any other cash flow metric of the Company or a segment or portion of the Company designated by the Committee,

  (11) the Company's liquidity or the liquidity of any segment or portion of the Company designated by the Committee,

  (12) the operating, capital or general and administrative (G&A) expenses of the Company or any segment or portion of the Company designated by the Committee,

  (13) the addition of economic value to or by the Company or any segment or portion of the Company designated by the Committee,

  (14) the safety, environmental, health or operational performance, based on an objective, measurable metric, of the Company or any segment or portion of the Company designated by the Committee,

  (15) other than with respect to a Performance Award that is a Qualified Performance-Based Award, any other performance metric selected by the Committee in its sole discretion, including a metric relating to the Company or any segment or portion of the Company designated by the Committee (including, but not limited to, any business unit or functional area of the Company), or

  (16) a combination of two or more of any of the foregoing.

B-4 2016 Proxy Statement

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

The Performance Criteria may be subject to adjustment by the Committee for extraordinary items or events, and may be absolute, relative to one or more other companies, or relative to one or more indexes, and may be contingent upon future performance of the Company or any Affiliate, division, or department thereof.

(z)    "Performance Goals" means the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria (as described above). Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a segment or portion of the Company or the performance of an individual. For any Award that incorporates Performance Goals, the Committee shall establish such Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. For any Award that is designated as a Qualified Performance-Based Award, the Committee may disregard or offset the effect of any "Extraordinary Items" in determining the attainment of Performance Goals. For this purpose, "Extraordinary Items" means extraordinary, unusual and/or non-recurring items, including but not limited to, (i) restructuring or restructuring-related charges, (ii) gains or losses on the disposition of a business or major asset, (iii) changes in business conditions, regulatory, tax or accounting regulations or laws, (iv) resolution and/or settlement of litigation and other legal proceedings and (v) the effect of a merger or acquisition.

(aa)  "Performance Period" means the designated period during which the Performance Goals must be satisfied with respect to the Award (or the earning of the Award) to which the Performance Goals relate.

(bb) "Phantom Stock Award" means an Award granted under Article IX of the Plan.

(cc)  "Plan" means the Dynegy Inc. Amended and Restated 2012 Long Term Incentive Plan, as amended from time to time.

(dd) "Qualified Performance-Based Award" means a Performance Award that is intended to qualify as "qualified performance-based compensation" within the meaning of Code Section 162(m) and is designated as a Qualified Performance-Based Award pursuant to Article XII of the Plan.

(ee) "Restricted Stock Award" means an Award granted under Article VIII of the Plan.

(ff)   "Rule 16b-3" means SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a similar function.

(gg) "Stock Appreciation Right" shall have the meaning assigned to such term in Article X of the Plan.

(hh) "Stock Unit" shall have the meaning assigned to such term in Article XI of the Plan.

III.    EFFECTIVE DATE, STOCKHOLDER APPROVAL AND DURATION OF THE PLAN

The Plan shall become effective on the Effective Date. No further Awards may be granted under the Plan after May 20, 2026. Subject to Article XIV, the Plan shall remain in effect until all Options granted under the Plan have been exercised or expired; all Restricted Stock Awards, Stock Appreciation Rights, and Stock Units granted under the Plan have vested, been forfeited, or expired; and all Performance Awards and Phantom Stock Awards have been satisfied or expired.

IV.    ADMINISTRATION

(a)    Composition of Committee.    The Plan shall be administered by a committee of, and appointed by, the Board that shall comprise two (2) or more Directors who qualify as "outside directors" as defined in Code Section 162(m) and applicable interpretive authority thereunder and as "non-employee directors" as defined in Rule 16b-3, and who otherwise qualify as independent under applicable listing exchange requirements, as may apply to the Company from time to time.

(b)    Powers.    Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine which Employees, Consultants or Directors shall receive an Award, the time or times when such Award shall be made, the type of Award that shall be made, and the number of shares subject to

2016 Proxy Statement B-5

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

or the value of each Award. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, Consultants or Directors, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion shall deem relevant. The Committee shall also have authority, in its discretion, to (1) construe the Plan and the respective agreements executed hereunder, (2) prescribe rules and regulations relating to the Plan, (3) determine the terms, restrictions and provisions of the agreement relating to each Award, including, without limitation, the exercise price, medium of payment and vesting provisions, as well as restrictions and provisions as shall be required in the judgment of the Committee to cause designated Options to qualify as Incentive Stock Options, (4) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, and (5) make all other determinations and take all other actions that the Committee deems necessary or desirable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

V.    SHARES SUBJECT TO THE PLAN; AWARD LIMITS;
GRANT OF AWARDS

(a)    Shares Subject to the Plan.    Subject to adjustment in the same manner as provided in Article XIII with respect to shares of Common Stock subject to Awards then outstanding, the aggregate number of shares of Common Stock that shall be available for the grant of Awards under the Plan shall be 3,249,301, comprising 649,301 shares available under the Plan immediately prior to the Effective Date, and 2,600,000 new shares approved for issuance to Participants under the Plan as of the Effective Date; provided, that no more than 3,249,301 shares of Common Stock may be granted as Incentive Stock Options. Shares of Common Stock shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award or to the extent an Award denominated in shares of Common Stock is settled in cash. Further, (1) shares of Common Stock previously granted or issued in connection with an Award that are subsequently forfeited back to the Company and/or that are canceled on account of termination, expiration or lapse of an Award without payment to a Participant shall be made available for issuance as Awards under the Plan, and (2) any shares of Common Stock withheld or tendered to pay the exercise price of an Option or other purchase price of an Award or withholding tax obligations with respect to an Award or shares of Common Stock repurchased on the open market with the proceeds of the Option exercise price shall not be made available for issuance as Awards under the Plan.

(b)    Award Limits.    Notwithstanding any provision in the Plan to the contrary:

  (1)    The maximum number of shares of Common Stock that may be subject to Options, Restricted Stock Awards, Stock Units, Stock Appreciation Rights, Phantom Stock Awards and Performance Awards denominated in shares of Common Stock granted to any one individual during any calendar year may not exceed 1,000,000 shares or the equivalent of 1,000,000 shares of Common Stock (subject to adjustment in the same manner as provided in Article XIII with respect to shares of Common Stock subject to Options then outstanding), and

  (2)    The maximum amount of compensation that may be paid under all Performance Awards denominated in cash (including the Fair Market Value of any shares of Common Stock paid in satisfaction of such Performance Awards) granted to any one individual during any calendar year may not exceed $10,000,000, and any payment due with respect to a Performance Award shall be paid no later than ten (10) years after the date of grant of such Performance Award.

The limitations set forth in clauses (1) and (2) above shall be applied in a manner that will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Code Section 162(m), including, without limitation, counting against such maximum number of shares, to the extent required under Code Section 162(m) and applicable interpretive authority thereunder, any shares subject to Awards that are canceled or adjusted as provided in Section XIII(b) below.

B-6 2016 Proxy Statement

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

(c)    Grant of Awards.    The Committee may from time to time grant Awards to one or more Employees, Consultants or Directors determined by it to be eligible for participation in the Plan in accordance with the terms of the Plan.

(d)    Stock Offered.    Subject to the limitations set forth in Sections V(a) and (b), the stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

VI.    ELIGIBILITY

Awards may be granted only to persons who, at the time of grant, are Employees, Consultants or Directors. An Award may be granted on more than one occasion to the same person, and, subject to the limitations set forth in the Plan, such Award may include an Incentive Stock Option, an Option that is not an Incentive Stock Option, a Restricted Stock Award, a Performance Award, a Phantom Stock Award, a Stock Appreciation Right, a Stock Unit, or any combination thereof.

VII.    STOCK OPTIONS

(a)    Option Period.    The term of each Option shall be as specified by the Committee at the date of grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the date of grant.

(b)    Limitations on Exercise of Option.    An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

(c)    Special Limitations on Incentive Stock Options.    An Incentive Stock Option may be granted only to an individual who is employed by the Company or any Affiliate at the time the Option is granted. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Code Section 422(b)(6), unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by such Participant or the Participant's guardian or legal representative.

(d)    Option Agreement.    Each Option shall be evidenced by an Option Agreement in such form and containing such provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve, including, without limitation, provisions to qualify an Incentive Stock Option under Code Section 422. Each Option Agreement shall specify the effect of termination of (i) employment, (ii) the consulting or advisory relationship, or (iii) membership on the Board, as applicable, on the exercisability of the Option. An Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price. Moreover, an Option Agreement may provide for a "cashless exercise" of the Option by

2016 Proxy Statement B-7

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

establishing procedures satisfactory to the Committee with respect thereto. Further, an Option Agreement may provide for the surrender of the right to purchase shares under the Option in return for a payment under a Stock Appreciation Right, in accordance with Article XI of the Plan. The terms and conditions of the respective Award Agreements need not be identical. The Committee may, in its sole discretion, amend an outstanding Option Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan, including, without limitation, Article XIV. Such amendments may include, without limitation, amendments that accelerate the time at which the Option, or a portion thereof, may be exercisable.

(e)    Option Price and Payment.    The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee but, subject to adjustment as provided in Article XIII, such purchase price shall not be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Committee. The purchase price of the Option or portion thereof shall be paid in full in the manner prescribed by the Committee. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option that does not constitute an Incentive Stock Option.

(f)    Restrictions on Repricing of Options.    Except as provided in Articles XIII and XV(g), the terms of outstanding Options may not be amended to reduce the exercise price of outstanding Options or cancel, exchange, substitute, buyout or surrender outstanding Options in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Options without stockholder approval to the extent that stockholder approval is required by law or applicable exchange requirement, or, except as the Committee may otherwise deem advisable, to the extent necessary to avoid adverse accounting treatment.

(g)    Stockholder Rights and Privileges.    The Participant shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and for which certificates of stock have been registered in the Participant's name.

(h)    Options in Substitution for Options Granted by Other Employers.    Options may be granted under the Plan from time to time in substitution for options held by individuals providing services to corporations or other entities who become Employees, Consultants or Directors as a result of a merger or consolidation or other business transaction with the Company or any Affiliate.

VIII.    RESTRICTED STOCK AWARDS

(a)    Forfeiture Restrictions To Be Established by the Committee.    Shares of Common Stock that are the subject of a Restricted Stock Award shall be subject to restrictions on disposition by the Participant and an obligation of the Participant to forfeit and surrender the shares to the Company under certain circumstances (the "Forfeiture Restrictions"). The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse upon (i) the attainment of one or more Performance Goals, (ii) the Participant's continued employment with the Company or continued service as a Consultant or Director for a specified period of time, (iii) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion, or (iv) a combination of any of the foregoing. Each Restricted Stock Award may have different Forfeiture Restrictions, in the discretion of the Committee.

(b)    Other Terms and Conditions.    Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Participant. Unless provided otherwise in an Award Agreement, the Participant shall have the right to receive dividends with respect to Common Stock subject to a Restricted Stock Award, to vote Common Stock subject thereto and to enjoy all other stockholder rights, except that (i) the Participant shall not be entitled to delivery of the stock certificate until the Forfeiture Restrictions have expired, (ii) the Company shall retain custody of the stock until the Forfeiture Restrictions have expired, (iii) the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of

B-8 2016 Proxy Statement

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

the stock until the Forfeiture Restrictions have expired, and (iv) a breach of the terms and conditions established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in an Award Agreement made in conjunction with the Award. Notwithstanding anything herein to the contrary, unless otherwise set forth in an Award Agreement, dividends that are attributable to any particular share of Restricted Stock shall be withheld by the Committee and shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(c)    Payment for Restricted Stock.    The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Participant shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

(d)    Committee's Discretion to Accelerate Vesting of Restricted Stock Awards.    The Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Common Stock awarded to a Participant pursuant to a Restricted Stock Award and, upon such vesting, except as provided by the Committee, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Subsection may vary among individual Participants and may vary among the Restricted Stock Awards held by any individual Participant. Notwithstanding the preceding provisions of this Subsection, the Committee may not take any action described in this Subsection with respect to a Restricted Stock Award that has been designated as a Qualified Performance-Based Award.

(e)    Restricted Stock Award Agreements.    At the time any Award is made under this Article VIII, the Company and the Participant shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate. The terms and provisions of the respective Restricted Stock Award Agreements need not be identical. Subject to the restriction set forth in the last sentence of Subsection (d) above, the Committee may, in its sole discretion, amend an outstanding Restricted Stock Award Agreement from time to time in any manner that is not inconsistent with the provisions of the Plan, including, without limitation, Article XIV.

(f)    Legends on Restricted Stock.    Certificates, if any, representing Common Stock awarded to a Participant pursuant to a Restricted Stock Award shall bear a legend as determined by the Committee, containing such information as the Committee deems appropriate until the lapse of all restrictions with respect to such Common Stock.

IX.    PHANTOM STOCK AWARDS

(a)    Phantom Stock Awards.    Phantom Stock Awards are rights to receive shares of Common Stock (or the Fair Market Value thereof), or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, with or without satisfaction of any Performance Criteria or objectives, as determined by the Committee. The Committee may, in its discretion, require payment or other conditions of the Participant respecting any Phantom Stock Award, including imposition of any Forfeiture Restrictions as determined in its sole discretion.

(b)    Award Period.    The Committee shall establish, with respect to and at the time of each Phantom Stock Award, a period over which the Award shall vest with respect to the Participant.

(c)    Awards Criteria.    In determining the value of Phantom Stock Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate.

2016 Proxy Statement B-9

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

(d)    Payment.    Following the end of the vesting period for a Phantom Stock Award (or at such other time as the applicable Phantom Stock Award Agreement may provide), the holder of a Phantom Stock Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Phantom Stock Award, based on the then vested value of the Award. Payment of a Phantom Stock Award may be made in cash, Common Stock, or a combination thereof as determined by the Committee. Payment shall be made in a lump sum or in installments as prescribed by the Committee. Any payment to be made in cash shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during or after the vesting period with respect to a Phantom Stock Award, as determined by the Committee in an Award Agreement. In the event that payment is not made at the time vesting occurs, the Phantom Stock Award Agreement for the Phantom Stock Award shall contain provisions that comply with the requirements of Code Section 409A.

(e)    Termination of Award.    A Phantom Stock Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or Director for the Company and its Affiliates at all times during the applicable vesting period, except as may be otherwise determined by the Committee. At the time the Award is issued, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Phantom Stock Award, including, but not limited to, rules pertaining to the termination of employment or service as a Consultant or Director (by retirement, disability, death or otherwise) of a Participant prior to expiration of the Forfeitures Restrictions. Such additional terms, conditions or restrictions shall be set forth in a Phantom Stock Award Agreement made in conjunction with the Award.

(f)    Phantom Stock Award Agreements.    At the time any Award is made under this Article X, the Company and the Participant shall enter into a Phantom Stock Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Phantom Stock Award Agreements need not be identical.

X.    STOCK APPRECIATION RIGHTS

(a)    Stock Appreciation Rights.    A Stock Appreciation Right is an Award that may or may not be granted in tandem with an Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of Common Stock at the time of exercise of the Stock Appreciation Right and the exercise price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Article X.

(b)    Stock Appreciation Right Period.    The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant, but in no event shall a Stock Appreciation Right be exercisable after the expiration of ten (10) years from the date of grant, and if granted in tandem with an Option, the expiration of the term shall not be later than the expiration date for the related Option. If neither the Stock Appreciation Right nor the related Option is exercised before the end of the day on which the Stock Appreciation Right ceases to be exercisable, such Stock Appreciation Right shall be deemed exercised as of such date and payment shall be made to the holder in cash.

(c)    Exercise.    A Stock Appreciation Right shall entitle the holder thereof to receive, upon the exercise of the Stock Appreciation Right, shares of Common Stock (valued at their Fair Market Value at the time of exercise), cash, or a combination thereof, in the discretion of the Committee, in an amount equal in value to the excess of the Fair Market Value of the shares of Common Stock subject to the Stock Appreciation Right as of the date of such exercise over the exercise price of the Stock Appreciation Right. If granted in tandem with an Option, the exercise of a Stock Appreciation Right will result in the surrender of the related Option and, unless otherwise provided by the Committee in its sole discretion, the exercise of an Option will result in the surrender of a related Stock Appreciation Right, if any. Notwithstanding the foregoing or anything to the contrary, with respect to Stock Appreciation Rights not granted in tandem with an Option, the exercise price of such a Stock Appreciation Right, subject to adjustment as provided in Article XIII, shall not be less than the Fair Market Value of a share of Common Stock on the date such Stock Appreciation Right is granted. Further,

B-10 2016 Proxy Statement

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

except as provided in Article XIII, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Stock Appreciation Rights or cancel, exchange, substitute, buyout or surrender outstanding Stock Appreciation Rights in exchange for cash, other Awards or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Appreciation Rights without stockholder approval to the extent that stockholder approval is required by law or applicable exchange requirement, or, except as the Committee may otherwise deem advisable, to the extent necessary to avoid adverse accounting treatment.

(d)    Stock Appreciation Right Agreements.    At the time any Award is made under this Article X, the Company and the Participant shall enter into a Stock Appreciation Right Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Stock Appreciation Right Agreements need not be identical.

XI.    STOCK UNITS

(a)    Stock Units.    The Committee may, subject to the limitations of the Plan and the availability of shares as provided under Article V(a), grant Stock Units to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions. A "Stock Unit" Award is the grant of a right to receive shares of Common Stock and/or cash in the future.

(b)    Forfeiture Restrictions To Be Established by the Committee.    The minimum vesting, Performance Period or other Forfeiture Restrictions for Awards of Stock Units shall be determined by the Committee.

(c)    Terms and Conditions of Awards.    For each Participant, the Committee will determine the timing of awards; the number of Stock Units awarded; the value of Stock Units, which may be stated either in cash or in shares of Common Stock; any performance measures used for determining whether the Stock Units are earned; the number of earned Stock Units that will be paid in cash and/or shares of Common Stock; whether dividend equivalents will be paid on Stock Units, either currently or on a deferred basis; and any other matters the Committee determines appropriate.

(d)    Payment.    Payment for Stock Units earned shall be wholly in cash, wholly in Common Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Committee shall provide. The Committee will determine the number of earned Stock Units to be paid in cash and the number to be paid in Common Stock. For Stock Units payable in shares of Common Stock, one share of Common Stock will be paid for each share earned, or cash will be paid for each share earned equal to either (i) the Fair Market Value of a share of Common Stock at the delivery date, as applicable, or (ii) the Fair Market Value of the Common Stock averaged for a number of days determined by the Committee. For Stock Units awarded in cash, the value of each share earned will be paid in its initial cash value, or shares of Common Stock will be distributed based on the cash value of the shares earned divided by (i) the Fair Market Value of a share of Common Stock at the delivery date or end of the Performance Period, as applicable, or (ii) the Fair Market Value of a share of Common Stock averaged for a number of days determined by the Committee. In the event that payment is not made at the time vesting occurs, the Award Agreement for the Stock Unit shall contain provisions that comply with the requirements of Code Section 409A.

(e)    Stock Unit Agreements.    At the time any Award is made under this Article XI, the Company and the Participant shall enter into a Stock Unit Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Stock Unit Agreements need not be identical.

XII.    PERFORMANCE AWARDS

(a)    Purpose.    The purpose of this Article XII is to provide the Committee the ability to (i) grant Restricted Stock Awards, Stock Units, and Phantom Stock Awards as Qualified Performance-Based Awards, and (ii) grant Performance Awards (including, for example, Restricted Stock Awards, Stock Units, Phantom Stock Awards, Options and/or Stock Appreciation Rights) that are settled in cash or shares of Common Stock based on the

2016 Proxy Statement B-11

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

satisfaction of Performance Criteria and, where applicable, to cause such awards to be Qualified Performance-Based Awards. If the Committee, in its discretion, decides to grant to a Covered Employee an Award that is intended to constitute a Qualified Performance-Based Award, the provisions of this Article XII shall control over any contrary provision contained herein; provided, however, that the Committee may grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals that do not satisfy the requirements of this Article XII.

(b)    Performance Measures and Performance Period.    A Performance Award shall be awarded to a Participant contingent upon future performance of the Company or any Affiliate, division, or department thereof during the Performance Period. The Committee shall designate (i) the Performance Criteria for each Performance Award, (ii) the Performance Period for each Performance Award, and (iii) the number of shares of Common Stock subject to, or the maximum value of, the Performance Award. The Committee, in its sole discretion, may provide for an adjustable Performance Award value based upon the level of achievement of the Performance Goals.

(c)    Awards Criteria.    In determining the value of Performance Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, other Awards, and such other considerations as it deems appropriate. The Committee, in its sole discretion, may provide for a reduction in the value of a Participant's Performance Award (including any Qualified Performance-Based Award) during a Performance Period.

(d)    Payment.    Following the end of the Performance Period, the holder of a Performance Award shall be entitled to receive payment of an amount not exceeding the number of shares of Common Stock subject to, or the maximum value of, the Performance Award, based on the achievement of the performance measures for such Performance Period, as determined and certified in writing by the Committee. Payment of a Performance Award may be made in a lump sum in cash, Common Stock, or a combination thereof, as determined by the Committee, and shall be made no later than two and one-half (2 1/2) months after the end of the Performance Period or such other time as complies with Code Section 409A. If a Performance Award covering shares of Common Stock is to be paid in cash, such payment shall be based on the Fair Market Value of the Common Stock on the payment date.

(e)    Termination of Award.    A Performance Award shall terminate if the Participant does not remain continuously in the employ of the Company and its Affiliates or does not continue to perform services as a Consultant or Director for the Company and its Affiliates at all times during the applicable Performance Period, except as may be determined by the Committee.

(f)    Performance Award Agreements.    At the time any Award is made under this Article XII, the Company and the Participant shall enter into a Performance Award Agreement setting forth each of the matters contemplated hereby, and such additional matters as the Committee may determine to be appropriate. The terms and provisions of the respective Performance Award Agreements need not be identical.

(g)    Special Rules for Qualified Performance-Based Awards.

  (1)    Applicability.    This Subsection (g) shall apply only to Awards made to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

  (2)    Procedures with Respect to Qualified Performance-Based Awards.    To the extent necessary to comply with the Qualified Performance-Based Award requirements of Code Section 162(m)(4)(C), with respect to any Award that may be granted to one or more Covered Employees, no later than ninety

B-12 2016 Proxy Statement

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

  (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Code Section 162(m)), the Committee shall, in writing:

    (i)     designate one or more Covered Employees,

    (ii)    identify one or more Performance Criteria to be used in establishing the Performance Goals,

    (iii)   establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and

    (iv)   specify the relationship between such performance criteria and the Performance Goals and the amounts of such Performance Awards, as applicable, to be earned by each Covered Employee for such Performance Period.

  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. No Award or portion thereof that is subject to the satisfaction of any condition shall be considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved. The Committee may disregard or offset the effect of any "Extraordinary Items" in determining the attainment of Performance Goals. The Committee may not increase during a year the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions, but may reduce or eliminate the amount of a Qualified Performance-Based Award; provided, that, the exercise of such negative discretion would not cause the Qualified Performance-Based Award to fail to qualify as "qualified performance-based compensation" under Code Section 162(m).

  (3)    Payment of Qualified Performance-Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

  (4)    Dividends and Other Distributions.    Unless otherwise provided in an Award Agreement, a Participant shall not be paid any dividends or other distributions with respect to Qualified Performance-Based Awards until the Participant has become vested in the shares covered by the Qualified Performance-Based Awards. At the time of vesting, the Participant shall receive a cash payment equal to the aggregate cash dividends (without interest) (other than distributions in shares) that the Participant would have received if the Participant had owned all of the shares that vested for the period beginning on the date of the Award, and ending on the date of vesting or payment. No dividends shall be paid to the Participant with respect to any Qualified Performance-Based Awards that are forfeited by the Participant.

  (5)    Additional Limitations.    Notwithstanding any other provision of the Plan, any Award granted to a Covered Employee that is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in Code Section 162(m) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Code Section 162(m)(4)(C), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

  (6)    Effect on Other Plans and Arrangements.    Nothing contained in this Subsection will be deemed in any way to limit or restrict the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

2016 Proxy Statement B-13

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

XIII.    RECAPITALIZATION OR REORGANIZATION

(a)    No Effect on Right or Power.    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's or any Affiliate's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any Affiliate or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(b)    Adjustment upon Changes in Capital Structure and Similar Events.    In the event of (i) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Corporate Change) that affects the shares of Common Stock, or (ii) unusual or nonrecurring events (including, without limitation, a Corporate Change) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

  (1)    adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Article V of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the exercise price or strike price with respect to any Award and (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

  (2)    providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

  (3)    cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards net of any amount payable therefor, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or Stock Appreciation Right, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or Stock Appreciation Right over the aggregate exercise price or strike price of such Option or Stock Appreciation Right, respectively (it being understood that, in such event, any Option or Stock Appreciation Right having a per share exercise price or strike price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor; and it being further understood that any Award that is unvested at the time of any such event may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any "equity restructuring" (within the meaning of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (formerly,

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Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

FASB Statement 123R)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Article XIII (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Code Section 424(h)(3), and any adjustments under this Article XIII shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the 1934 Act, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

(c)    Accelerated Vesting.    Notwithstanding anything herein to the contrary, unless otherwise provided in an Award Agreement, in the event that a Participant is terminated by the Company or an Affiliate without Cause within six (6) months following a Corporate Change, all unvested Awards then held by such Participant shall vest in full.

(d)    Stockholder Action.    Any adjustment provided for in the above Subsections shall be subject to any required stockholder action.

(e)    No Adjustments unless Otherwise Provided.    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

(f)    Code Section 409A Provisions with Respect to Adjustments.    Notwithstanding the foregoing: (i) any adjustments made pursuant to this Article to Awards that are considered "deferred compensation" within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered "deferred compensation" subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

XIV.    AMENDMENT AND TERMINATION

The Board in its discretion may terminate the Plan at any time. The Board shall have the right to alter or amend the Plan or any part thereof from time to time; provided that no change in the Plan may be made that would materially impair the rights of a Participant with respect to an Award theretofore granted without the consent of the Participant, except any such alteration or amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules, which may be made without a Participant's consent, and provided, further, that the Board may not, without approval of the stockholders of the Company, (i) amend the Plan to increase the maximum aggregate number of shares that may be issued under the Plan or change the class of individuals eligible to receive Awards under the Plan, or (ii) amend or delete Section VII(f). Subject to Section VII(f), the Committee may alter or amend the terms of any Award theretofore granted, including any Award Agreement, retroactively or otherwise, but no such amendment shall cause an Award that is intended to qualify as a Qualified Performance-Based Award not to so qualify or otherwise be inconsistent with the terms and conditions of the Plan or materially impair the rights (with respect to such Award) of the Participant to whom such Award was granted without the consent of the Participant, except any such amendment made to cause the Plan or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules, which may be made without a Participant's consent.

2016 Proxy Statement B-15

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

XV.    MISCELLANEOUS

(a)    No Right To An Award.    Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted an Option, a right to a Restricted Stock Award, a right to a Performance Award, a right to a Stock Appreciation Right, a right to a Stock Unit, or a right to a Phantom Stock Award, or any other rights hereunder except as may be evidenced by an Award Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

(b)    No Rights to Continued Service.    Nothing contained in the Plan shall (i) confer upon any Employee or Consultant any right with respect to continuation of employment or of a consulting or advisory relationship with the Company or any Affiliate or (ii) interfere in any way with the right of the Company or any Affiliate to terminate his or her employment or consulting or advisory relationship at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

(c)    Other Laws; Withholding.    The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the shares covered by such Award have not been registered under the Securities Act of 1933, as amended, and such other state and federal laws, rules and regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules and regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments required to enable it to satisfy its withholding obligations.

(d)    No Restriction on Corporate Action.    Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(e)    Restrictions on Transfer.    An Award (other than an Incentive Stock Option, which shall be subject to the transfer restrictions set forth in Article VII(c)) shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder, or (iii) with the consent of the Committee.

(f)    Termination of Awards or Disgorgement of Funds Triggered By Restatement of the Company's Financial Results.    In accordance with the Company's Corporate Governance Guidelines (or as such guidelines may be subsequently amended and restated), in the event of any restatement of the Company's financial results due to material noncompliance with any financial reporting requirements under securities law or due to misconduct, the Committee shall review the incentive and/or equity compensation Awards granted under the Plan to the Company's current and former executive officers during or for the period for which such financial results are or will be restated and shall take any appropriate action, as determined by the Committee (including, but not limited to, termination of Awards or repayment of Award proceeds to the Company), consistent with the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act or such other applicable law, with respect to any such incentive and/or equity compensation Awards granted hereunder. As a condition to Awards hereunder, all Participants shall be deemed to have consented to such action.

(g)    Government and Other Regulations.

  (1)    The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as

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Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

  may be required. The Committee shall have the authority to provide that all certificates for Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, applicable securities laws, or the rules, regulations and requirements of the U.S. Securities and Exchange Commission or other similar regulatory authority, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable U.S. federal, state, local or non-U.S. laws, and, without limiting the generality of Article VIII of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

  (2)    The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of Common Stock from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets illegal, impracticable or inadvisable, or if the vesting, exercisability or grant of such Award could result in an adverse tax, legal or regulatory result to the Company, any Affiliate of the Company or any of its or their equity holders. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (i) the Fair Market Value of the Common Stock subject to such Award or portion thereof canceled (such value to be determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (ii) the aggregate exercise price or strike price (in the case of an Option or Stock Appreciation Right, as applicable) or any amount payable as a condition of delivery of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof, but in no event sooner than such time as permitted by applicable law, contract, market considerations, or sooner than such time at which payment to the Participant shall not result in an adverse tax, legal or regulatory result to the Company, any Affiliate, or any of its or their equity holders, and in no event sooner than as permitted under Code Section 409A, if applicable. For the avoidance of doubt, if the aggregate Fair Market Value is less than or equal to the applicable aggregate exercise price or strike price, then the Committee may cancel such Award without consideration therefor.

(h)    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(i)    Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval, to the extent applicable, shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(j)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall

2016 Proxy Statement B-17

Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company.

(k)    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(l)    Not an ERISA Plan.    The Plan is not a qualified deferred compensation plan under Code Section 401(a), nor is it the type of plan that is subject to ERISA.

(m)    Right of Offset.    The Company will have the right to offset against its obligation to deliver shares of Common Stock, cash or other consideration under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile or other employee programs) that the Participant then owes to the Company and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement; provided, however, that no such offset shall be permitted if it would constitute an "acceleration" of a payment hereunder within the meaning of Code Section 409A, and that the Company shall not have the right to offset any amount over $5,000 with respect to Awards subject to Code Section 409A. This right of offset shall not be an exclusive remedy and the Company's election not to exercise the right of offset with respect to any amount payable to a Participant shall not constitute a waiver of this right of offset with respect to any other amount payable to the Participant or any other remedy.

(n)    Code Section 409A.    It is the intention of the Company that no Award shall be "deferred compensation" subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or shares of Common stock pursuant thereto, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Code Section 409A. Notwithstanding any provision herein to the contrary, any Award issued under the Plan that constitutes a deferral of compensation under a "nonqualified deferred compensation plan" as defined under Code Section 409A(d)(1) and is not specifically designated as such by the Committee shall be modified or cancelled to comply with the requirements of Code Section 409A, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto. Unless expressly permitted by the Committee in an Award Agreement, a Participant does not have any right to make any election regarding the time or form of any payment pursuant to an Award. Notwithstanding that this Plan is intended to comply with or be exempt from Code Section 409A, neither the Company, any Affiliates, the Board, the Committee nor any other party guarantees such compliance or exemption and no such party shall have any liability to any Participant if an Award intended to comply with or be exempt from Code Section 409A does not comply or is not exempt from Code Section 409A as intended.

(o)    International Participants.    With respect to Participants who reside or work outside of the United States, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants (or adopt a sub-plan) in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(p)    Severability.    If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the

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Annex B—Proposed Amended and Restated Dynegy Inc. 2012 Long Term Incentive Plan

Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q)    Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)    Other Agreements.    Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Stock under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may reasonably determine in its sole and absolute discretion.

(s)    Expenses; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company and its Affiliates. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(t)    Governing Law.    The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

2016 Proxy Statement B-19

VIEW MATERIALS & VOTE w SCAN TO DYNEGY INC. ATTN: CORPORATE SECRETARY 601 TRAVIS, SUITE 1400 HOUSTON, TEXAS 77002 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR code above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DYN16 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E01834-P75952 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DYNEGY INC. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except ! ! ! 1. To elect seven directors to serve until the 2017 Annual Meeting of Stockholders; 01) Robert C. Flexon 02) Pat Wood III 03) Hilary E. Ackermann 04) Paul M. Barbas 05) Richard L. Kuersteiner 06) Jeffrey S. Stein 07) John R. Sult For ! ! ! Against ! ! ! Abstain ! ! ! 2. To approve, on an advisory basis, the compensation of Dynegy’s named executive officers as described in the proxy statement; 3. To act upon a proposal to approve amendments to our 2012 Long Term Incentive Plan; and 4. To act upon a proposal to ratify the appointment of Ernst & Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2016. For address changes and/or comments, please check this box and write them on the back where indicated. ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions on the reverse side to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. E01835-P75952 DYNEGY INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS May 20, 2016 The Stockholder(s) hereby appoint(s) Robert C. Flexon, Heidi D. Lewis and Kelly D. Tlachac, and each of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Dynegy Inc. that the Stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Central Time on May 20, 2016 via live webcast: www.virtualshareholdermeeting.com/DYN16, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments:

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NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
PROXY SUMMARY INFORMATION
PROXY STATEMENT
GENERAL INFORMATION
REFERENCES TO DYNEGY AND COMMON STOCK
CORPORATE GOVERNANCE
PROPOSAL 1—ELECTION OF DIRECTORS
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT
COMPENSATION AND HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
EXECUTIVE COMPENSATION
PROPOSAL 2—APPROVAL OF COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
PROPOSAL 3—APPROVAL OF AMENDMENTS TO OUR 2012 LONG TERM INCENTIVE PLAN
AUDIT COMMITTEE PRE-APPROVAL POLICY
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
FUTURE STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNEX A—SURVEY DATA
ANNEX B—PROPOSED AMENDED AND RESTATED DYNEGY INC. 2012 LONG TERM INCENTIVE PLAN